Exhibit 10.1

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

IN THE AMOUNT OF US$5,000,000

BY AND AMONG

SUNPEAKS VENTURES, INC.,

as Borrower,

HEALTHCARE DISTRIBUTION SPECIALISTS LLC,

as Guarantor,

AND

TCA GLOBAL CREDIT MASTER FUND, LP,

as Lender

September 30, 2012

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

This SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Agreement”), dated as of September 30, 2012 (the “Effective Date”), is executed by and among (i) SUNPEAKS VENTURES, INC., a corporation incorporated under the laws of the State of Nevada, as borrower (the “Borrower”), (ii) HEALTHCARE DISTRIBUTION SPECIALISTS LLC, a limited liability company organized and existing under the laws of the State of Delaware, as guarantor (the “Guarantor” and together with Borrower, the “Credit Parties”), and (iii) TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands, as lender (the “Lender”).

WHEREAS, Borrower has requested that Lender extend a revolving credit facility to Borrower of up to Five Million United States Dollars (US$5,000,000) for working capital financing for Borrower and for any other purposes permitted hereunder; and for these purposes, Lender is willing to make certain loans and extensions of credit to Borrower of up to such amount and upon the terms and conditions set forth herein;

WHEREAS, each Credit Party has agreed to secure all of Borrower’s obligations under the Loan Documents by granting to Lender a first priority security interest in and lien upon all of its existing and after-acquired property pursuant to the terms of the Security Agreements; and

WHEREAS, as a material inducement for Lender to make loans and extensions of credit to Borrower pursuant to the terms set forth herein, the Guarantor has agreed to execute a guaranty in favor of Lender whereby the Guarantor guarantees all of Borrower’s obligations to Lender under the Loan Documents.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.

DEFINITIONS.

1.1

Defined Terms.  For the purposes of this Agreement, the following capitalized words and phrases shall have the meanings set forth below.

“Account” shall mean, individually, and “Accounts” shall mean, collectively, any and all accounts (as such term is defined in the UCC) of any Credit Party.

“Account Debtor” shall mean any Person who is obligated to any Credit Party under an Account.

“Affiliate” (a) of Lender shall mean (i) any entity which, directly or indirectly, controls or is controlled by or is under common control with Lender, and (ii) any entity administered or managed by Lender, or an investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans; and (b) of any Credit Party shall mean any entity which, directly or indirectly, controls or is controlled by or is under common control with such Credit Party.  With respect to an Affiliate of Lender or a Credit Party, an entity shall be deemed to be “controlled by” another entity if such other entity possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such entity whether by contract, ownership of voting securities, membership interests or otherwise.

“Agreement” shall mean this Credit Agreement by and among Borrower, Guarantor and Lender.

“Asset Monitoring Fee” shall have the meaning given to it in Section 2.2(b) hereof.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, as now existing or hereafter amended.

“Beneficial Ownership Limitation” shall have the meaning given to it in Section 11.2 hereof.

“Borrower” shall have the meaning given to it in the preamble hereof.

“Borrowing Base Amount” shall mean an amount, expressed in Dollars, equal to eighty percent (80%) of the amount of the Eligible Accounts and subject to adjustment by Lender, in Lender’s sole discretion.

“Borrowing Base Certificate” shall mean a certificate, in form substantially similar to that of Exhibit A attached hereto, duly executed by the Chief Executive Officer and the Chief Financial Officer of Borrower, appropriately completed, by which such officer shall certify to Lender the formula and calculation of the Borrowing Base Amount as of the date of such certificate.

“BSA” shall have the meaning given to it in Section 14.22 hereof.

“Business Day” shall mean any day other than a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in the State of New York.

“Capital Expenditures” shall mean expenditures (including Capital Lease obligations which should be capitalized under GAAP) for the acquisition of fixed assets which are required to be capitalized under GAAP.

“Capital Lease” shall mean, as to any Person, a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, in accordance with Financial Accounting Standards Board Statement No. 13, as amended from time to time, or, if such Statement is not then in effect, such statement of GAAP as may be applicable, recorded as a “capital lease” on the balance sheets of Borrower prepared in accordance with GAAP.

“Change in Control” shall mean any sale, conveyance, assignment or other transfer, directly or indirectly, of any ownership interest of Borrower, which results in any change in the identity of the individuals or entities in Control of Borrower as of the Closing Date, or the grant of a security interest in any ownership interest of any Person, directly or indirectly Controlling the Borrower, which could result in a change in the identity of the individuals or entities in Control of Borrower  as of the Closing Date.

“Closing Date” shall mean the date upon which the Revolving Loan is initially funded.

“Collateral” shall mean, collectively and whether now or hereafter arising, all assets which secure the Loans, including without limitation all existing and after-acquired tangible and intangible assets of the Credit Parties including real property owned by the Credit Parties with respect to which the Credit Parties grant to Lender a Lien under the terms of the Security Agreements and any of the other Loan Documents.

“Commitment Shares” shall have the meaning given to it in Section 3.1 hereof.

“Common Stock” shall have the meaning given to it in Section 7.3 hereof.

“Communication” shall have the meaning given to it in Section 14.17 hereof.

“Confession of Judgment” shall mean the confession of judgment executed by the Borrower in favor of the Lender, which shall be substantially in the form of Exhibit B.

“Contingent Liability” and “Contingent Liabilities” shall mean, respectively, each obligation and liability of Borrower and all such obligations and liabilities of Borrower incurred pursuant to any agreement, undertaking or arrangement by which Borrower either: (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including without limitation, any indebtedness, dividend or other obligation which may be issued or incurred at some future time; (b) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (c) induces the issuance of, or in connection with the issuance of, any letter of credit for the benefit of such other Person; or (d) undertakes or agrees otherwise to assure a creditor against loss.  The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

“Control” or “Controlling” shall mean the possession of the power to direct, or cause the direction of, the management and policies of a Person by contract or voting of securities.

“Conversion Amount” shall have the meaning given to it in Section 11.1(a) hereof.

“Conversion Date” shall have the meaning given to it in Section 11.1(a) hereof.

“Conversion Delivery Date” shall have the meaning given to it in Section 11.1(a) hereof.

“Conversion Price” shall have the meaning given to it in Section 11.1(b) hereof.

“Credit Party(ies)” shall have the meaning given to it in the preamble hereof.

“Default Rate” shall mean a per annum rate of interest equal to the lower of (i) Eighteen Percent (18%) per annum or (ii) the highest rate permitted by applicable law.

“Diamond” means Diamond Business Credit, LLC, a limited liability company organized and existing under the laws of the State of Massachusetts.

“Dollars” or “$” means lawful currency of the United States of America.

“DTC” shall mean The Depository Trust Company.

“DWAC” shall have the meaning given to it in Section 11.3 hereof.

“Eaglebank” means Eagle Bankcorp, Inc., a corporation incorporated under the laws of the State of Maryland, doing business as Eaglebank.

“Effective Date” shall have the meaning given to it in the preamble hereof.

“Eligible Accounts” shall mean those Accounts of any Credit Party which:

(A)

have arisen in the ordinary course of business from the sale of goods or performance of services by any Credit Party, which delivery of goods has occurred or performance of services has been fully performed;

(B)

are evidenced by an invoice or fully executed agreement demonstrating payment owed to the Credit Party, delivered to the Account Debtor thereunder, are due and payable within thirty (30) days after the date of the invoice or agreement, and are not more than ninety (90) days outstanding past the invoice date or the agreement date;

(C)

do not arise from a “sale on approval”, “sale or return”, “consignment”, “guaranteed sale” or “bill and hold”, or are subject to any other repurchase or return agreement;

(D)

have not arisen in connection with a sale to an Account Debtor who is not a resident or citizen of and is located within the United States of America or the United Kingdom, except where backed by a letter of credit issued or confirmed by either (i) a bank which is organized under the laws of the United States of America or a state thereof or the United Kingdom and which has capital, surplus and undivided profits in excess of $500,000,000, or (ii) an office located in the United States of America or the United Kingdom of a foreign bank, which bank has been approved in advance by Lender in its sole discretion and which letter of credit has been delivered to Lender as Collateral;

(E)

are not due from an Account Debtor which is a director, officer, employee, agent, parent or Affiliate of any Credit Party;

(F)

do not arise out of contracts with the United States or any department, agency or instrumentality thereof, or any state, county, city or other governmental body, or any department, agency or instrumentality thereof, unless the applicable Credit Party has assigned its right to payment of such Account to Lender pursuant to the Federal Assignment of Claims Act of 1940 (or analogous statute), and evidence (satisfactory to Lender) of such assignment has been delivered to Lender;

(G)

do not arise in connection with a sale to an Account Debtor who is located within a state or jurisdiction which requires the applicable Credit Party, as a precondition to commencing or maintaining an action in the courts of that state or jurisdiction, either to (i) receive a certificate of authority to do business and be in good standing in such state or jurisdiction or (ii) file a notice of business activities or similar report with such state’s or jurisdiction’s taxing authority, unless (A) the Credit Party has taken one of the actions described in clauses (i) or (ii), (B) the failure to take one of the actions described in either clause (i) or (ii) may be cured retroactively by the Credit Party at its election or (C) the applicable Credit Party has proven to the satisfaction of Lender that it is exempt from any such requirements under such state’s or jurisdiction’s laws;

(H)

do not arise out of a contract or order which, by its terms, forbids or makes void or unenforceable the assignment to Lender of the Account arising with respect thereto and are not assignable to Lender for any other reason;

(I)

are the valid, legally enforceable and unconditional obligation of the Account Debtor, are not the subject of any setoff, counterclaim, credit, allowance or adjustment by the Account Debtor, or of any claim by the Account Debtor denying liability thereunder in whole or in part, and the Account Debtor has not refused to accept and/or has not returned or offered to return any of the goods or services which are the subject of such Account;

(J)

are subject to a perfected, first priority Lien in favor of Lender and not subject to any other Lien whatsoever except for Permitted Liens;

(K)

to the knowledge of any officer or director of any Credit Party, no proceedings or actions are pending or threatened against the Account Debtor which might result in any material adverse change in its financial condition or in its ability to pay any Account in full;

(L)

if the Account is evidenced by chattel paper or an instrument, the originals of such chattel paper or instrument shall have been endorsed and/or assigned and delivered to Lender or, in the case of electronic chattel paper, shall be in the control of Lender, in each case in a manner satisfactory to Lender; and

(M)

to the knowledge of any officer or director of any Credit Party, there is no bankruptcy, insolvency or liquidation proceeding pending by or against the Account Debtor with respect thereto, nor has the Account Debtor gone out of or suspended business, made a general assignment for the benefit of creditors or failed to pay its debts generally as they come due, and/or no condition or event has occurred having a material adverse effect on the Account Debtor which would require the Accounts of such Account Debtor to be deemed uncollectible in accordance with GAAP.

Notwithstanding anything contained herein to the contrary, an Account which is an Eligible Account shall cease to be an Eligible Account if invoices representing Fifty Percent (50%) or more of the unpaid net amount of all Accounts from any one Account Debtor fail to qualify as Eligible Accounts, including (without limitation) because such Accounts are unpaid more than ninety (90) days after the due date of such invoices, then all Accounts relating to such Account Debtor shall cease to be Eligible Accounts.

“Employee Plan” includes any pension, stock bonus, employee stock ownership plan, retirement, disability, medical, dental or other health plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan or other employee benefit plan or arrangement, including, without limitation, those pension, profit-sharing and retirement plans of Borrower described from time to time in the financial statements of Borrower and any pension plan, welfare plan, Defined Benefit Pension Plans (as defined in ERISA) or any multi-employer plan, maintained or administered by Borrower or to which Borrower is a party or may have any liability or by which Borrower is bound.

“Environmental Laws” shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower’s business or facilities owned or operated by Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes in the environment (including, without limitation, ambient air, surface water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Event of Default” shall mean any of the events or conditions set forth in Section 12 hereof.

“FAST” shall have the meaning given to it in Section 11.3 hereof.

“Funded Indebtedness” shall mean, as to any Person, without duplication, (a) all indebtedness for borrowed money of such Person (including principal, interest and, if not paid when due, fees and charges), whether or not evidenced by bonds, debentures, notes or similar instruments; (b) all obligations to pay the deferred purchase price of property or services; (c) all obligations, contingent or otherwise, with respect to the maximum face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including any letters of credit), and all unpaid drawings in respect of such letters of credit, bankers’ acceptances and similar obligations; and (d) all indebtedness secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided, however, if such Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the fair market value of the property subject to such Lien at the time of determination).  Notwithstanding the foregoing, Funded Indebtedness shall not include trade payables and accrued expenses incurred by such Person in accordance with customary practices and in the ordinary course of business of such Person.

“GAAP” shall mean United States generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided, however, that interim financial statements or reports shall be deemed in compliance with GAAP despite the absence of footnotes and fiscal year-end adjustments as required by GAAP.

“Guarantor” shall have the meaning given to it in the preamble hereof.

“Guarantee Agreement” shall mean the guarantee agreement executed by the Guarantor in favor of the Lender, substantially in the form of Exhibit C.

“Hazardous Materials” shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials or wastes that are or become regulated under any Environmental Law (including without limitation, any that are or become classified as hazardous or toxic under any Environmental Law).

“Interest Rate” shall mean a fixed rate of interest equal to Twelve Percent (12%) per annum, calculated on the actual number of days elapsed over a 360 day year.

“ITAI” shall mean the Irrevocable Transfer Agent Instructions to be entered into by and among the Lender, the Borrower and the Borrower’s transfer agent, in the form attached hereto as Exhibit D.

“Lender” shall have the meaning given to it in the preamble hereof.

“Lender Indemnitee(s)” shall have the meaning given to it in Section 14.19 hereof.

“Liabilities” shall mean at all times all liabilities of Borrower that would be shown as such on the balance sheets of Borrower prepared in accordance with GAAP.

“Lien” shall mean, with respect to any Person, any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest granted by such Person or arising by judicial process or otherwise, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, a Capital Lease on the balance sheet of such Person prepared in accordance with GAAP.

“Loan” shall mean the Revolving Loan made by Lender to Borrower under and pursuant to this Agreement.

“Loan Documents” shall mean those documents listed in Section 3.2 hereof.

“Lock Box” shall have the meaning give to it in Section 2.1(e) hereof.

“Lock Box Account” shall have the meaning given to it in Section 2.1(e) hereof.

“Material Adverse Effect” shall mean (a) a material adverse change in, or a material adverse effect upon, the assets, business, prospects, properties, financial condition or results of operations of the Credit Parties taken as a whole, (b) a material impairment of the ability of Borrower to perform its Obligations under any of the Loan Documents or a material impairment of a Guarantor to perform its obligations under such  Guaranty Agreement, or (c) a material adverse effect on (i) any portion of the Collateral, (ii) the legality, validity, binding effect or enforceability against any Credit Party of any of the Loan Documents, (iii) the perfection or priority (subject to Permitted Liens) of any Lien granted to Lender under any Loan Document or (iv) the rights or remedies of Lender under any Loan Document.

“Notice of Conversion” shall have the meaning given to it in Section 11.1(a) hereof.

“Obligations” shall mean all loans, advances and other financial accommodations (whether primary, contingent or otherwise), all interest accrued thereon (including interest which would be payable as post-petition in connection with any bankruptcy or similar proceeding, whether or not permitted as a claim thereunder) and any fees due to Lender under this Agreement or the other Loan Documents, any expenses incurred by Lender under this Agreement or the other Loan Documents and any and all other liabilities and obligations of the Credit Parties to Lender.

“OFAC” shall have the meaning given to it in Section 14.22 hereof.

“Payment Date” shall mean the first Monday following the Closing Date and each subsequent Monday and Wednesday (or such other dates as are agreed to amongst the parties), commencing one week following the Closing Date and ending on the Revolving Loan Maturity Date.

“Permitted Liens” shall mean (a) Liens for Taxes, assessments or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which adequate reserves are maintained in accordance with GAAP and in respect of which no Lien has been filed; (b) Liens of carriers, warehousemen, mechanics and materialmen arising in the ordinary course of business and other similar Liens imposed by law; (c) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services, which do not in the aggregate materially detract from the value of the property or assets of Borrower taken as a whole or materially impair the use thereof in the operation of Borrower’s business and, in each case, for which adequate reserves are maintained in accordance with GAAP and in respect of which no Lien has been filed; (d) Liens described in the Financial Statements referred to in Section 7.9 hereof and the replacement, extension or renewal of any such Lien upon or in the same property subject thereto arising out of the extension, renewal or replacement of the indebtedness secured thereby (without increase in the amount thereof); (e) zoning and similar restrictions on the use of property and easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Borrower; (f) Liens arising in connection with Capital Leases (and attaching only to the property being leased); (g) Liens that constitute purchase money security interests on any property securing indebtedness incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within sixty (60) days of the acquisition thereof and attaches solely to the property so acquired; (h) Liens granted to Lender hereunder and under the Loan Documents; (i) any interest or title of a lessor, sublessor, licensor or sublicensor under any lease or non-exclusive license permitted by this Agreement; (j) Liens arising from precautionary uniform commercial code financing statements filed under any lease permitted by this Agreement; (k) banker’s Liens and rights of set-off of financial institutions arising in connection with items deposited in accounts maintained at such financial institutions and subsequently unpaid and unpaid fees and expenses that are charged to Borrower by such financial institutions in the ordinary course of business of the maintenance and operation of such accounts; and (l) any Lien existing on any property prior to the acquisition thereof by any Credit Party.

“Person” shall mean any individual, partnership, limited liability company, limited liability partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

“Prepayment Penalty” shall have the meaning given to it in Section 2.1(d) hereof.

“Receivable Collection Fee” shall mean a surcharge on the Eligible Accounts of 0.875% for receivables outstanding and received within 30 days, 1.625% for receivables outstanding and received between 31-60 days, and 2.250% for receivables outstanding and received between 61-90 days.

“Regulatory Change” shall mean the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Lender or its lending office.

“Revolving Loan(s)” shall mean, respectively, each direct advance and the aggregate of all such direct advances made by Lender to Borrower under and pursuant to Section 2.1 of this Agreement.

“Revolving Loan Availability” shall mean at any time the lesser of (a) the Revolving Loan Commitment or (b) the Borrowing Base Amount.

“Revolving Loan Commitment” shall mean on the Closing Date Seven Hundred Thousand and No/100 United States Dollars (US$700,000), and in the event Borrower requests and Lender agrees to increase the Revolving Loan Commitment pursuant to Section 2.1(b), such aggregate additional amount up to Five Million and No/100 United States Dollars (US$5,000,000).

“Revolving Loan Maturity Date” shall mean the earlier of (a) six (6) months following the Closing Date, unless the date shall be extended pursuant to Section 2.3 hereof or by Lender pursuant to any modification, extension or renewal note executed by Borrower and accepted by Lender in its sole and absolute discretion in substitution for the Revolving Notes, (b) upon sixty (60) days written notice from Lender (the “Early Termination Notice”), (c) upon prepayment of all of the outstanding Revolving Notes by Borrower (subject to Section 2.1(d)(ii)), or (d) the occurrence of an Event of Default and acceleration of all of the outstanding Revolving Notes pursuant to this Agreement.

“Revolving Note(s)” shall mean those certain Revolving Notes in the aggregate principal amount of the Revolving Loan Commitment made by Borrower in favor of Lender substantially in the form of Exhibit E.

“Rule 144” shall mean Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto).

“Sale Reconciliation” shall have the meaning given to it in Section 10.18 hereof.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Agreement(s)” shall mean the Security Agreements executed by each of the Credit Parties in favor of Lender substantially in the form of Exhibit F-1 with respect to the Borrower and substantially in the form of Exhibit F-2 with respect to the Guarantor.

“Share Value” shall have the meaning given to it in Section 3.1(a) hereof.

“Subordination Agreement” shall mean the letter agreement executed by each of Eaglebank, the Credit Parties and the Lender, substantially in the form of Exhibit G, pursuant to which Eaglebank shall subordinate all of the Subordinated Debt (as defined therein) and all claims and demands arising therefrom to all the Senior Debt (as defined therein).

“Subsidiary” and “Subsidiaries” shall mean, respectively, each and all such corporations, partnerships, limited partnerships, limited liability companies, limited liability partnerships or other entities of which or in which a Person owns directly or indirectly fifty percent (50%) or more of (i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such entity if a corporation, (ii) the management authority and capital interest or profits interest of such entity, if a partnership, limited partnership, limited liability company, limited liability partnership, joint venture or similar entity or (iii) the beneficial interest of such entity, if a trust, association or other unincorporated organization.

“UCC” shall mean the Uniform Commercial Code in effect in New York from time to time.

“Validity Guaranty” shall mean the validity guarantee executed by the chief executive officer of the Borrower, which shall be substantially in the form of Exhibit H.

1.2

Accounting Terms.  Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with GAAP.  Calculations and determinations of financial and accounting terms used and not otherwise specifically defined hereunder and the preparation of financial statements to be furnished to Lender pursuant hereto shall be made and prepared, both as to classification of items and as to amount, in accordance with GAAP as used in the preparation of the financial statements of Borrower on the date of this Agreement.  If any changes in accounting principles or practices from those used in the preparation of the financial statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions), which results in a material change in the method of accounting in the financial statements required to be furnished to Lender hereunder or in the calculation of financial covenants, standards or terms contained in this Agreement, the parties hereto agree to enter into good faith negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating the financial condition and performance of Borrower will be the same after such changes as they were before such changes; and if the parties fail to agree on the amendment of such provisions, Borrower will furnish financial statements in accordance with such changes but shall provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms in accordance with applicable accounting principles and practices in effect immediately prior to such changes.  Calculations with respect to financial covenants required to be stated in accordance with applicable accounting principles and practices in effect immediately prior to such changes shall be reviewed and certified by Borrower’s accountants.

1.3

Other Terms Defined in UCC.  All other words and phrases used herein and not otherwise specifically defined shall have the respective meanings assigned to such terms in the UCC, as amended from time to time, to the extent the same are used or defined therein.

1.4

Other Definitional Provisions; Construction.  Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Subsection, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified.  An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in accordance with Section 14.3 hereof.  References in this Agreement to any party shall include such party’s successors and permitted assigns.  References to any “Section” shall be a reference to such Section of this Agreement unless otherwise stated.  To the extent any of the provisions of the other Loan Documents are inconsistent with the terms of this Agreement, the provisions of this Agreement shall govern.

2.

REVOLVING LOAN FACILITY.

2.1

Revolving Loan.

Revolving Loan Commitment.  Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of Borrower set forth herein and in the other Loan Documents, Lender agrees to make such Revolving Loans at such times as Borrower may from time to time request, pursuant to the terms of this Agreement, until, but not including, the Revolving Loan Maturity Date, and in such amounts as Borrower may from time to time request up to the Revolving Loan Availability; provided, however, that the aggregate principal balance of all Revolving Loans outstanding at any time shall not exceed the Revolving Loan Availability.  Revolving Loans made by Lender may be repaid and, subject to the terms and conditions hereof, borrowed again up to, but not including the Revolving Loan Maturity Date unless the Revolving Loans are otherwise terminated or extended as provided in this Agreement.  The Revolving Loans shall be used by Borrower for ongoing working capital purposes.

Increase to Revolving Loan Commitment.  Borrower may request and the Lender may, in its sole and absolute discretion (employing substantially the same analysis and metrics the Lender used when determining to originally extend credit hereunder), agree that on such later indeterminate dates, Lender further increases the Revolving Loan Commitment up to an amount not to exceed Five Million and No/100 United States Dollars (US$5,000,000); and Lender, in its sole discretion, may, but in any event, is not required to, make available such additional Revolving Loan Commitment increases to Borrower provided the following conditions have been satisfied, in Lender’s sole and absolute discretion:

(i)

no Event of Default shall have occurred and be continuing or result from the applicable increase of the Revolving Loan Commitment;

(ii)

Borrower shall have executed and delivered a new or revised Revolving Note;

(iii)

After giving effect to such increase, the amount of the aggregate outstanding principal balance of all Revolving Loans shall not be in excess of the Revolving Loan Availability; and

(iv)

Lender shall have reviewed and accepted the amount and type of Accounts that are to be Eligible Accounts.

Revolving Loan Interest and Payments.  Except as otherwise provided in this Section, the outstanding principal balance of the Revolving Loans shall be repaid on or before the Revolving Loan Maturity Date.  Principal amounts repaid on the Revolving Notes may be re-borrowed.  The principal amount of the Revolving Loans outstanding from time to time shall bear interest at the Interest Rate. The Receivables Collection Fee and accrued and unpaid interest on the unpaid principal balance of all Revolving Loans outstanding from time to time shall be payable on each Payment Date.  Any amount of principal or interest on the Revolving Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall at Lender’s option bear interest payable on demand at the Default Rate.

Revolving Loan Principal Repayments.

Mandatory Principal Prepayments; Over-advances.  All Revolving Loans hereunder shall be repaid by Borrower on or before the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of this Agreement.  In the event the aggregate outstanding principal balance of all Revolving Loans hereunder exceeds the Revolving Loan Availability, Borrower shall, upon notice or demand from Lender, immediately make such repayments of the Revolving Loans or take such other actions as shall be necessary to eliminate such excess.  Notwithstanding any percentage limitation applicable in Section 2.1(e) herein, which shall not limit the Lender’s right to make repayments from the Lock Box Account in the event that the amount of the outstanding Revolving Loans hereunder exceeds the Revolving Loan Availability, Lender shall apply funds (in excess of any recurring fees owed under Section 2.2, fees owed to any custodian/back-up servicer, interest owed under Section 2.4 and the Receivable Collection Fee) received from the Lock Box Account as payment against the outstanding principal balance of the Revolving Loans on any Payment Date, at Lender’s sole discretion.

Optional Prepayments.  Borrower may from time to time prepay the Revolving Loan, in whole or in part, provided, however, (i) that if the Borrower prepays more than eighty percent (80%) of the Revolving Loan Commitment within ninety one (91) to one hundred eighty (180) days prior to the Revolving Loan Maturity Date, Borrower shall pay to Lender as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to Five Percent (5%) of the outstanding Revolving Loan Commitment; or (ii) that if the Borrower prepays more than eighty percent (80%) of the Revolving Loan Commitment within ninety (90) days prior to the Revolving Loan Maturity Date, Borrower shall pay to Lender as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to Two and 50/100 Percent (2.50%) of the outstanding Revolving Loan Commitment (the “Prepayment Penalty”) except in the case of an Early Termination Notice.

Collections; Lock Box.

(A)

The Credit Parties shall direct all of its Account Debtors in the U.S. and the United Kingdom to make all payments on the Accounts, either by wire into the Lock Box Account (as defined below), electronic funds transfer, or directly to a post office box designated by, and under the exclusive control of, Lender (such post office box is referred to herein as the “Lock Box”).  An account at Wells Fargo, N.A. (the “Lock Box Account”) shall be maintained in Lender’s name, into which all payments received in the Lock Box shall be deposited and/or wired and/or electronically transferred (as applicable), and into which the Credit Parties will immediately deposit all payments received by the Credit Parties on Accounts, in the identical form in which such payments were received, whether by cash, check, wire or electronic funds transfer.  If the Credit Parties, any Affiliate, any shareholder, officer, director, employee or agent of the Credit Parties or any Affiliate, or any other Person acting for or in concert with the Credit Parties shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Eligible Accounts, the Credit Parties and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender, and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account.

The Credit Parties and Lender agree that payments made to the Lock Box Account, whether in respect of the Eligible Accounts or as proceeds of other collateral or otherwise (except for proceeds of collateral which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment), will be transferred from the Lock Box Account to Lender on each Payment Date to be applied according to the following priorities: (1) to unpaid fees and expenses due hereunder including, without limitation, any recurring fees due pursuant to Section 2.2 hereof, (2) to any custodian/back-up servicer (if applicable), (3) to accrued but unpaid interest owed under Section 2.4 hereof, (4) to any accrued but unpaid Receivable Collection Fee, (5) to amounts payable pursuant to Section 2.1(d)(ii), and (6) upon the occurrence and during the continuation of an Event of Default, to Lender, to reduce the outstanding Revolving Loan balance to zero (each of the foregoing payments, the “Lock Box Payments”).  The amount remaining following the payment of the Lock Box Payments on each Payment Date shall be referred to herein as the “Net Amount”.  The Credit Parties and the Lender agree that eighty percent (80%) of the Net Amount will be transferred to Borrower from the Lock Box Account via wire transfer or electronic funds transfer to an account designated by the Borrower on the immediately subsequent Payment Date (such resulting amount, the “Borrower Sweep Amount”).  Any amount remaining after payment of the Lockbox Payments and the Borrower Sweep Amount shall be reserved by the Lender and applied toward the payment of principal, interest, fees and expenses on the Revolving Loan Maturity Date or upon the occurrence and continuation of an Event of Default.

Borrower agrees to pay all reasonable customary fees, costs and expenses in connection with opening and maintaining the Lock Box and Lock Box Account.  All of such reasonable fees, costs and expenses if not paid by Borrower within five (5) Business Days of Lender’s written request, may be paid by Lender and in such event all amounts paid by Lender shall constitute Obligations hereunder, shall be payable to Lender by Borrower upon demand, and, until paid, shall bear interest at the lowest rate then applicable to Loans hereunder.  All checks, drafts, instruments and other items of payment or proceeds of collateral shall be endorsed by the applicable Credit Party to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on the applicable Credit Party’s behalf.  For purpose of this Section, each Credit Party irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as the Credit Party’s true and lawful attorney and agent-in-fact (i) to endorse the applicable Credit Party’s name upon said items of payment and/or proceeds of collateral and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any Accounts of the Credit Parties; (ii) to take control in any manner of any item of payment or proceeds thereof and (iii) to have access to any lock box or postal box into which any of the Credit Party’s mail is deposited, and open and process all mail addressed to the Credit Parties and deposited therein.

Lender may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any of the Credit Party’s Accounts or other amounts owed to any Credit Party by suit or otherwise; (ii) exercise all of the Credit Party’s rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to the Credit Parties; (iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to the Credit Parties, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any Account of the Credit Parties or other amount owed to the Credit Parties upon such terms, for such amount and at such time or times as Lender deems advisable; (v) prepare, file and sign any Credit Party’s name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to any Credit Party; and (vi) do all other acts and things which are necessary, in Lender’s sole discretion, to fulfill any Credit Party’s obligations under this Agreement and the other Loan Documents and to allow Lender to collect the Accounts or other amounts owed to any Credit Party.  In addition to any other provision hereof, Lender may after the occurrence and during the continuance of an Event of Default, at Borrower’s expense, notify any parties obligated on any of the Accounts to make payment directly to Lender of any amounts due or to become due thereunder.

On a monthly basis, Lender shall deliver to Borrower an invoice and an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon Borrower unless Borrower notifies Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrower and any such notice shall only constitute an objection to the items specifically identified.

2.2

Fees.

Asset Monitoring Fee. Borrower agrees to pay to Lender an asset monitoring fee (“Asset Monitoring Fee”) equal to One Thousand Five-Hundred and No/100 United States Dollars (US$1,500) which shall be due and payable on the Closing Date and thereafter on the first day of each calendar quarter during the term of the Agreement and when amounts remain outstanding hereunder.  The Asset Monitoring Fee shall be increased in increments of Five Hundred and No/100 United States Dollars (US$500) each time the Revolving Loan Commitment amount is increased pursuant to Section 2.1(b); provided that such fee shall never be in excess of Two Thousand Five Hundred and No/100 United States Dollars (US$2,500).

Commitment Fee. Borrower agrees to pay to Lender a commitment fee equal to four percent (4%) of the Revolving Loan Commitment and two percent (2%) of the amount of any increase thereof pursuant to Section 2.1(b) which shall be due and payable on the Closing Date and on the date of any increase to the Revolving Loan Commitment pursuant to Section 2.1(b).

Due Diligence Fees.  Borrower agrees to pay a due diligence fee equal to Ten Thousand and No/100 United States Dollars (US$10,000) which shall be due and payable in full on the Closing Date, or any remaining portion thereof shall be due and payable on the Closing Date if a portion of such fee was paid upon the execution of any term sheet related to this Agreement.  Lender acknowledges the receipt of Two Thousand Five Hundred and No/100 United States Dollars (US$2,500) from Borrower of such fee upon the execution of the term sheet.

Banking Services Fee.  Borrower agrees to hereafter pay a banking services fee equal to Ten Percent (10%) of the amount of any increase of the Revolving Loan Commitment pursuant to Section 2.1(b), such fee to be assessed at the time of any subsequent increase of the Revolving Loan Commitment.

Document Review and Legal Fees.  Borrower agrees to pay a document review and legal fee equal to Twelve Thousand Five Hundred and No/100 United States Dollars (US$12,500) which shall be due and payable in full on the Closing Date, or any remaining portion thereof shall be due and payable on the Closing Date if a portion of such fee was paid upon the execution of any term sheet related to this Agreement.  Lender acknowledges the receipt of Two Thousand Five Hundred and No/100 United States Dollars (US$2,500) from Borrower of such fee upon the execution of the term sheet.  Borrower further agrees, following the Closing Date, to pay a document review and legal fee in connection any and all work of Lender’s counsel which must be performed following the Closing Date, included, but not limited to, any work of Lender’s counsel which must be performed for purposes of drafting, reviewing, revising and filing any and all other documentation necessary or advisable in order to obtain a perfected security interest in the Collateral (as defined in the Security Agreements).  Any and all work of Lender’s counsel performed following the Closing Date shall be assessed and billed by Lender’s counsel on an hourly basis.  Any amount owed to Lender’s counsel shall be paid by the Lender from amounts held in the Lock-Box Account on behalf of Borrower and Borrower expressly agrees to such payments to Lender’s counsel from the Lock-Box Account.

2.3

Renewal of Revolving Loans; Non-Renewal of Revolving Loans; Fees.  On the Revolving Loan Maturity Date, so long as no Event of Default exists, or would occur, Borrower shall have the option to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date for one additional six (6) month period as the Lender agrees in its sole discretion.  To make such election, Borrower shall give written notice to Lender of Borrower’s election to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date for an additional six (6) month period on or before the Revolving Loan Maturity Date and shall deliver, in addition to any other fees to be assessed in connection with such renewal provided hereunder, a renewal fee equal to Four Percent (4%) of the then outstanding balance of the Revolving Loan at the subsequent closing.

2.4

Interest and Fee Computation; Collection of Funds.  Interest accrued hereunder shall be payable as set forth in Section 2.1(c) hereof.  Except as otherwise set forth herein, all interest and fees shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.  If any payment to be made by Borrower hereunder or under the Revolving Notes shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment.  Any Obligations which are not paid when due (subject to applicable grace periods) shall bear interest at the Default Rate, but in no event shall this section limit the amount of interest to be paid pursuant to Section 2.1(c) hereof.

2.5

Automatic Debit.  In order to effectuate the timely payment of any of the Obligations when due, Borrower hereby authorizes and directs Lender, at Lender’s option, to (a) debit, or cause or instruct the debit of, the amount of the Obligations to any ordinary deposit account of Borrower or (b) make a Revolving Loan hereunder to pay the amount of the Obligations.

2.6

Discretionary Disbursements.  Lender, in its sole and absolute discretion, may immediately upon notice to Borrower, disburse any or all proceeds of the Revolving Loans made or available to Borrower pursuant to this Agreement to pay any fees, costs, expenses or other amounts required to be paid by Borrower hereunder and not so paid.  All monies so disbursed shall be a part of the Obligations, payable by Borrower on demand from Lender.

2.7

US Dollars; Currency Risk.  In the event Eligible Accounts are not in United States Dollars, Borrower shall bear the risk of Lender’s currency losses and if Lender suffers a currency loss and the result is to increase the cost to Lender or to reduce the amount of any sum received or receivable by Lender under this Agreement or under the Revolving Notes with respect thereto, then after demand by Lender (which demand shall be accompanied by a certificate setting forth reasonably detailed calculations of the basis of such demand), Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such increased cost or such reduction.  Borrower hereby authorizes Lender to advance or cause an advance of Revolving Loans to pay for the increased costs or reductions associated with any such currency losses.

3.

CONDITIONS OF BORROWING.

Notwithstanding any other provision of this Agreement, the obligation of Lender to disburse or make all or any portion of any the Loans is subject to satisfaction of all of the following conditions precedent (unless a condition is waived in writing by Lender) contained in this Article 3.

3.1

Commitment Shares.  On or before the Closing Date, Borrower shall pay to the Lender a fee for corporate advisory and investment banking services by issuing to the Lender that number of shares of the Borrower’s Common Stock (the “Commitment Shares”) equal to a dollar amount of One Hundred Fifty Thousand and No/100 United States Dollars (US$150,000) (the “Share Value”).  The Borrower shall instruct its transfer agent to issue certificates representing the Commitment Shares issuable to the Lender immediately upon the Borrower’s execution of this Agreement, and shall cause its transfer agent to deliver such certificates to the Lender within three (3) Business Days of the Closing Date.  In the event such certificates representing the Commitment Shares issuable hereunder shall not be delivered to the Lender within said three (3) Business Day period, same shall be an immediate default under this Agreement and the other Loan Documents.  The Commitment Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Borrower’s Common Stock. The Commitment Shares are and shall be deemed fully earned in connection with the corporate advisory and investment banking services provided by the Lender to the Company prior to the Effective Date.  At such time as the Commitment Shares are able to have the restrictive legend removed pursuant to applicable law, the Borrower shall pay any and all expenses incurred or to be incurred by the Lender in connection with having the restrictive legend removed from the share certificates evidencing said Commitment Shares, including, but not limited to, any expense incurred or to be incurred by the Lender in order to have a legal opinion of counsel issued after the Closing Date.  Notwithstanding anything which may be contained herein to the contrary, at any time while the Commitment Shares remain unsold in the possession of the Lender, the Borrower may redeem any unsold Commitment Shares, or any portion thereof, for a price equal to the Share Value or, if applicable, that fractional portion of the Share Value equal to the fraction of the Commitment Shares which remains unsold in the possession of the Lender as of the date of such request for redemption.

3.2

Loan Documents to be Executed by Borrower on the Closing Date.  As a condition precedent to Lender’s disbursal or making of the Revolving Loans pursuant to this Agreement on the Closing Date, Borrower shall have executed or cause to be executed and delivered to Lender all of the following documents, each of which must be satisfactory to Lender and Lender’s counsel in form, substance and execution:

Credit Agreement.  Two originals of this Agreement duly executed by Borrower and the Guarantor;

Revolving Note.  An original Revolving Note duly executed by Borrower;

Security Agreement.  (i) Two originals of the Security Agreement dated as of the date of this Agreement, duly executed by Borrower; and (ii) two originals of the Security Agreement dated as of the date of this Agreement, duly executed by the Guarantor;

Guarantee Agreement.  Two originals of the Guaranty Agreement dated as of the date of this Agreement, duly executed by the Guarantor;

Validity Guaranty.  Two originals of the Validity Guaranty dated as of the date of this Agreement, duly executed by the executive officers and directors of the Borrower.

Confession of Judgment.  An original of the Confession of Judgment duly executed by the Credit Parties;

Subordination Agreement.  An original of the Subordination Agreement, duly executed by the Credit Parties and Eaglebank;

Irrevocable Transfer Agent Instruction Letter.  Two originals of the Irrevocable Transfer Agent Instruction Letter dated as of the date of this Agreement, duly executed by the Borrower and the Borrower’s transfer agent;

Borrowing Base Certificate.  Two originals of the Borrowing Base Certificate dated as of the date of this Agreement, duly executed by the Borrower;

Lock Box Deposit Confirmation.  Two originals of the Lock Box Deposit Confirmation, in form and substance satisfactory to Lender, dated as of the date of this Agreement, duly executed by the Borrower;

Closing Statement.  Two originals of the Closing Statement, in form and substance satisfactory to Lender, dated as of the date of this Agreement, duly executed by the Borrower;

3.3

Organizational and Authorization Documents to be Delivered by the Credit Parties on the Closing Date.  As a condition precedent to Lender’s disbursal or making of the Loans pursuant to this Agreement on the Closing Date, the Credit Parties shall have executed or cause to be executed and delivered a certificate of an officer of each of the Credit Parties certifying and attaching (i) copies of each Credit Parties’ respective articles of incorporation, bylaws, operating agreement, certificate of organization or similar documents; (ii) resolutions each Credit Parties’ its respective board of directors or managers, approving and authorizing the execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; (iii) resolution of the Guarantor’s shareholders, approving and authorizing the execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; (iv) the signatures and incumbency of the officers of the Credit Parties executing any of the Loan Documents, each of which the Credit Parties hereby certify to be true and complete, and in full force and effect without modification, it being understood that Lender may conclusively rely on each such document and certificate until formally advised by any Credit Party of any changes therein; and (v) good standing certificate in the state of organization of each Credit Party and in each other state requested by Lender.

3.4

Additional Documents to be Delivered by the Credit Parties on the Closing Date.  As a condition precedent to Lender’s disbursal or making of the Loans pursuant to this Agreement on the Closing Date, the Credit Parties shall have delivered or cause to be delivered to Lender all of the following documents, each of which must be satisfactory to Lender and Lender’s counsel in form, substance and execution:

Insurance.  Within thirty (30) days of the Closing Date, evidence satisfactory to Lender of the existence of insurance required to be maintained pursuant to Section 10.4, together with evidence that Lender has been named as additional insured and lender’s loss payee, as applicable, on all related insurance policies;

Search Results.  Copies of UCC search reports, issued by the Secretary of State of the state of incorporation of each Credit Party, dated such a date as is reasonably acceptable to Lender, listing all effective financing statements which name the Credit Parties, under their present name and any previous names, as debtors, together with copies of such financing statements;

Payoff Letter.  Copy of a letter, executed by Diamond, acknowledging any and all amounts outstanding and owed by any Credit Party to Diamond as of the Closing Date and, upon payment of said outstanding amounts to Diamond by the Lender, authorizing the Lender to file any UCC-3 Financing Statement Amendments necessary or advisable to terminate the security interest provided by the UCC-1 Financing Statement originally filed with the Secretary of State of the State of Delaware on April 25, 3012 (initial filing number 20121598046).

Certificates of Good Standing.  Copies of certificates of good standing with respect to each Credit Party, issued by the Secretary of State of the state of incorporation of each Credit Party, dated such a date as is reasonably acceptable to Lender, evidencing the good standing thereof;

Opinion of Counsel.  A customary opinion of Credit Party’s counsel, in form reasonably satisfactory to Lender;

Inventory Detail Report.  Borrower shall take such actions and enter into such agreements or documents necessary or advisable to permit Lender to have view-only online access to the Credit Party’s inventory detail report or such other reports and/or documentation which provides an accurate detail of each Credit Party’s current Eligible Accounts.

Additional Documents.  Such other agreements, documents, instruments, certificates, financial statements, schedules, resolutions, opinions of counsel, notes and other items which Lender shall require in connection with this Agreement.

3.5

Loan Documents to be Executed by Borrower Upon Each Subsequent Advance.  As a condition precedent to Lender’s disbursal or making of additional advances of principal pursuant to this Agreement following the Closing Date, Borrower shall have executed or caused to be executed and delivered to Lender (i) all of the documents in Section 2.1(b), Section 3.2, Section 3.3 and Section 3.4, and such documents shall remain in full force and effect as of the date of the subsequent principal advance, and (ii) an additional original Revolving Note in the principal amount of the advance being then made, duly executed by Borrower, satisfactory to Lender and Lender’s counsel in form, substance and execution.

3.6

Payment of Fees.  Borrower shall have paid to Lender all fees, costs and expenses, including, but not limited to, due diligence expenses, attorney’s fees, search fees, title fees, documentation and filing fees (including documentary stamps and taxes payable on the face amount of the applicable Revolving Note).

3.7

Event of Default.  No Event of Default, or event which, with notice or lapse of time, or both would constitute an Event of Default, shall have occurred and be continuing.

3.8

Adverse Changes.  There shall not have occurred any Material Adverse Effect.

3.9

Litigation.  Except for that listed on Schedule 7.10, as of the date of this Agreement, no pending claim, investigation, litigation or governmental proceeding shall have been instituted against any Credit Party or any of their respective officers or shareholders.

3.10

Representations and Warranties.  No representation or warranty of Borrower contained herein or in any Loan Documents shall be untrue or incorrect in any material respect as of the date of any Loans as though made on such date, except to the extent such representation or warranty expressly relates to an earlier date.

3.11

Due Diligence.  The business, legal and collateral due diligence review performed by Lender, including, but not limited to, a review of the Credit Party’s historical performance and financial information, must be acceptable to Lender in its sole discretion.  Lender reserves the right to increase any and all aspects of its due diligence in Lender’s sole discretion.

3.12

Key Personnel Investigations.  Lender shall be satisfied, in its sole discretion, with results from background investigations conducted on key members of Borrower’s principals and management teams.

3.13

Repayment of Outstanding Indebtedness.  The Credit Parties or the Lender, on behalf of the Credit Parties, shall have repaid in full all outstanding indebtedness secured by Collateral, other than indebtedness giving rise to Permitted Liens.  By its execution hereof, the Credit Parties authorize the Lender to offset any and all amounts outstanding to Diamond from the Proceeds of the Note and to pay Diamond directly on the Closing Date.

4.

NOTES EVIDENCING LOANS.

The Revolving Loans shall be evidenced by the Revolving Notes (together with any and all renewal, extension, modification or replacement notes executed by Borrower and delivered to Lender and given in substitution therefor) duly executed by Borrower and payable to the order of Lender.  At the time of the initial disbursement of a Revolving Loan and at each time an additional Revolving Loan shall be requested hereunder or a repayment made in whole or in part thereon, an appropriate notation thereof shall be made on the books and records of Lender.  All amounts recorded shall be, absent demonstrable error, conclusive and binding evidence of (i) the principal amount of the Revolving Loans advanced hereunder, (ii) any unpaid interest owing on the Revolving Loans, and (iii) all amounts repaid on the Revolving Loans.  The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of Borrower under the Revolving Notes to repay the principal amount of the Revolving Loans, together with all interest accruing thereon.

5.

MANNER OF BORROWING.

5.1

Loan Requests; Adjustments to Borrowing Base Amount.  Subject to Section 2.1(a) and Article 3 hereof, the Loans shall be made available to Borrower upon Borrower’s request, from any Person whose authority to so act has not been revoked by Borrower in writing previously received by Lender. Borrower may make requests for borrowing no more than twice per calendar month up to the then applicable Revolving Loan Commitment.  A request for a Loan may only be made if no default or Event of Default shall have occurred and be continuing and shall be subject to (i) delivery of a Borrowing Base Certificate together with supporting documentation in form and content satisfactory to Lender, and (ii) if necessary, additional receivables being acceptable to Lender.   In addition, a request for a Loan must be received by no later than 11:00 a.m. Eastern Time the day it is to be funded and be in a minimum amount equal to Fifty Thousand and No/100 United States Dollars (US$50,000).

5.2

Communications. Lender is authorized to rely on any written, verbal, electronic, telephonic or telecopy loan requests which Lender believes in its good faith judgment to emanate from an authorized representative of Borrower.  Borrower hereby irrevocably confirms, ratifies and approves all such advances by Lender and hereby indemnifies Lender against losses and expenses (including court costs, attorneys’ and paralegals’ fees) and shall hold Lender harmless with respect thereto.

6.

SECURITY FOR THE OBLIGATIONS.

To secure the payment and performance by Borrower of the Obligations hereunder, the Credit Parties grant, under and pursuant to the Security Agreements executed by the Credit Parties dated as of the date hereof, to Lender, its successors and assigns, a continuing first-priority security interest (if obtainable on the Closing Date) in, and does thereby assign, transfer, mortgage, convey, pledge, hypothecate and set over to Lender, its successors and assigns, all of the Credit Parties’ right, title and interest in and to the Collateral (as defined in each Security Agreement), whether now owned or hereafter acquired, and all proceeds (including, without limitation, all insurance proceeds) and products of any of the Collateral.  The Security Agreements executed by the Credit Parties shall terminate following the full payment and performance of all of the Obligations hereunder and under any Loan Document.

7.

REPRESENTATIONS AND WARRANTIES OF BORROWER.

To induce Lender to make the Loans, Borrower makes the following representations and warranties to Lender, each of which shall be true and correct in all material respects as of the date of the execution and delivery of this Agreement and as of the date of each Loan made hereunder except to the extent such representation expressly relates to an earlier date, and which shall survive the execution and delivery of this Agreement:

7.1

Borrower Organization and Name.  Borrower is a corporation, duly organized, existing and in good standing under the laws of the State of Nevada, with full and adequate powers to carry on and conduct its business as presently conducted.  Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing or in which any Collateral is located, except for those foreign jurisdictions in which the failure to be so qualified or licensed would not cause a Material Adverse Effect.  The exact legal name of Borrower is as set forth in the first paragraph of this Agreement, and Borrower does not currently conduct, nor has Borrower, during the last five (5) years, conducted business under any other name or trade name, except in connection with its wholly-owned subsidiary.

7.2

Authorization; Validity.  Borrower has full right, power and authority to enter into this Agreement, to make the borrowings and execute and deliver the Loan Documents as provided herein and to perform all of its duties and obligations under this Agreement and the Loan Documents.  The execution and delivery of this Agreement and the Loan Documents will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of Borrower’s Articles of Incorporation and Bylaws.  All necessary and appropriate corporate action has been taken on the part of Borrower to authorize the execution and delivery of this Agreement and the Loan Documents to which it is a party, the issuance of the Commitment Shares and the Revolving Note.  This Agreement and the Loan Documents to which it is a party are valid and binding agreements and contracts of Borrower enforceable against the Borrower in accordance with its respective terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.  Borrower knows of no reason why Borrower cannot perform any of Borrower’s obligations under this Agreement, the Loan Documents to which it is a party or any related agreements.

7.3

Capitalization. The authorized capital stock of Borrower consists of five hundred seventy-five million (575,000,000) shares, of which five hundred fifty million (550,000,000) shares are designated as common stock, par value $0.001 per share (“Common Stock”) and twenty-five million (25,000,000) shares are designated as preferred stock, par value $0.001 per share.  As of the Closing Date, Borrower has three hundred seventy million five hundred thousand seven hundred fifty (370,500,750) shares of Common Stock issued and outstanding and three million (3,000,000) shares of preferred stock issued and outstanding. All of the outstanding shares of capital stock of Borrower are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  As of the date of this Agreement, no shares of Borrower’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Borrower.  Except as set forth in Schedule 7.3 and the Commitment Shares to be issued pursuant to this Agreement, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of any Credit Party, or contracts, commitments, understandings or arrangements by which any Credit Party is or may become bound to issue additional shares of capital stock of Borrower or  Guarantor or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of any Credit Party, (ii) there are no outstanding debt securities, (iii) there are no agreements or arrangements under which any Credit Party is obligated to register the sale of any of their securities under the Securities Act and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency.  Except as set forth in Schedule 7.3, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Commitment Shares.

7.4

Issuance of Securities.  The issuances of the Commitment Shares are duly authorized and free from all taxes, liens and charges with respect to the issue thereof and upon issuance pursuant to the terms of this Agreement, the Commitment Shares will be fully paid and nonassessable.

7.5

Compliance With Laws.  The nature and transaction of Borrower’s business and operations and the use of its properties and assets, including, but not limited to, the Collateral or any real estate owned or occupied by Borrower, do not and during the term of the Loans shall not, violate or conflict with any applicable law, statute, ordinance, rule, regulation or order of any kind or nature, including, without limitation, the provisions of the Fair Labor Standards Act or any zoning, land use, building, noise abatement, occupational health and safety or other laws, any building permit or any condition, grant, easement, covenant, condition or restriction, whether recorded or not, except to the extent such violation or conflict would not result in a Material Adverse Effect.

7.6

Environmental Laws and Hazardous Substances.  Except to the extent that any of the following would not have a Material Adverse Effect (including financial reserves, insurance policies and cure periods relating to compliance with applicable laws and permits) and are used in such amounts as are customary in the ordinary course of Borrower’s business, consistent with past practices, in compliance with all applicable Environmental Laws, Borrower represents and warrants to Lender that to its knowledge (i) Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off any of the premises of Borrower (whether or not owned by it) in any manner which at any time violates any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder, (ii) the operations of Borrower comply in all material respects with all Environmental Laws and all licenses, permits certificates, approvals and similar authorizations thereunder, (iii) there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or, to Borrower’s knowledge threatened against Borrower under any Environmental Law, and (iv) Borrower has no material liability, contingent or otherwise, in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material.

7.7

Absence of Breach.  The execution, delivery and performance of this Agreement, the Loan Documents and any other documents or instruments to be executed and delivered by Borrower in connection with the Loans shall not:  (i) violate any provisions of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions, or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Borrower is a party or by which Borrower or any of its property or assets may be bound.

7.8

Collateral Representations.  No Person other than the Credit Parties owns or has other rights in the Collateral, and the Collateral is free from any Lien of any kind, other than the Lien of Lender and Permitted Liens.

7.9

Financial Statements.  To Borrower’s knowledge, except as set forth on Schedule 7.9 hereto, Borrower’s consolidated financial statements for fiscal year ended December 31, 2011 have been prepared in accordance with GAAP on a basis, except as otherwise noted therein, consistent with the previous fiscal year and truly and accurately reflect in all material respects the consolidated financial condition of Borrower and the results of the operations as of such date and for the periods indicated.  Thereafter, to Borrower’s knowledge, all financial statements submitted to Lender have been prepared in accordance with GAAP on a basis except as otherwise noted therein, consistent with the previous fiscal year and truly and accurately reflect in all material respects the financial condition of Borrower and the results of the operations as of such date and for the periods indicated.  To Borrower’s knowledge, since December 31, 2011, there has been no Material Adverse Effect in the consolidated financial condition or in the consolidated assets or liabilities of Borrower, or any changes except those occurring in the ordinary course of business.

7.10

Litigation and Taxes.  Except as set forth in Schedule 7.10, there is no litigation, demand, charge, claim, petition or governmental investigation or proceeding pending, or to Borrower’s knowledge threatened, against any Credit Party or their respective officers.  Borrower has duly filed all applicable income or other tax returns and has paid all income or other taxes when due.  There is no controversy or objection pending, or to the Borrower’s knowledge, threatened in respect of any tax returns of Borrower.

7.11

Event of Default.  No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under this Agreement or any of the other Loan Documents and Borrower is not in default (without regard to grace or cure periods) under any contract or agreement to which it is a party, the effect of which default shall materially adversely affect the performance by Borrower of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement.

7.12

ERISA Obligations.  To Borrower’s knowledge, all Employee Plans of Borrower meet the minimum funding standards of Section 302 of ERISA where applicable and each such Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 is qualified.  No withdrawal liability has been incurred under any such Employee Plans and no “Reportable Event” or “Prohibited Transaction” (as such terms are defined in ERISA), has occurred with respect to any such Employee Plans, unless approved by the appropriate governmental agencies.  To Borrower’s knowledge, Borrower has promptly paid and discharged all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its properties or assets.

7.13

Adverse Circumstances.  No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or to any Credit Party’s knowledge, threatened litigation or proceeding or basis therefor) exists which (a) could adversely affect the validity or priority of the Liens granted to Lender under the Loan Documents, (b) could materially adversely affect the collective ability of Borrower to perform its obligations under the Loan Documents, (c) would constitute a default under any of the Loan Documents or (d) would constitute such a default with the giving of notice or lapse of time or both.

7.14

Lending Relationship.  Borrower acknowledges and agrees that the relationship hereby created with Lender is and has been conducted on an open and arm’s length basis in which no fiduciary relationship exists and that Borrower has not relied and nor is relying on any such fiduciary relationship in executing this Agreement and in consummating the Loans. Lender represents that it will receive the Revolving Notes payable to its order as evidence of the Loans.

7.15

Compliance with Regulation U.  No portion of the proceeds of the Loans shall be used by Borrower, or any affiliates of Borrower, either directly or indirectly, for the purpose of purchasing or carrying any margin stock, within the meaning of Regulation U as adopted by the Board of Governors of the Federal Reserve System.

7.16

Governmental Regulation.  Borrower is not, or after giving effect to any Loan, will not be, subject to regulation, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

7.17

Bank Accounts.  The account numbers and locations of all deposit accounts and other bank accounts of each Credit Party as of the Effective Date are attached as Schedule 7.17.

7.18

Places of Business.  The principal place of business of each Credit Party is set forth on Schedule 7.18 and each Credit Party shall promptly notify Lender of any change in such location.  The Credit Parties will not remove or permit the Collateral to be removed from any Credit Party’s principal place of business without the prior written consent of Lender, except for (i) certain heavy equipment kept at third party sites when conducting business or maintenance, (ii) vehicles, containers and rolling stock, (iii) Inventory sold or leased in the usual and ordinary course of Borrower’s businesses, and (iv) temporary removal of Collateral to other locations for repair or maintenance as may be required from time to time in each instance in the ordinary course of business of Borrower.

7.19

No General Solicitation.  Neither Borrower, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or issuance of the Commitment Shares or the Revolving Notes.

7.20

No Integrated Offering.  Neither Borrower, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Revolving Notes or the Commitment Shares under the Securities Act or cause this offering of such securities to be integrated with prior offerings by Borrower for purposes of the Securities Act.

7.21

Private Placement.  Assuming the accuracy of the Lender’s representations and warranties set forth in Section 8 below, no registration under the Securities Act is required for the issuance of the Commitment Shares or the Revolving Notes as contemplated hereby.

7.22

Complete Information.  This Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials submitted to Lender in connection with or in furtherance of this Agreement by or on behalf of Borrower fully and fairly states the matters with which they purport to deal, and do not misstate any material fact nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made herein not misleading.

8.

REPRESENTATIONS AND WARRANTIES OF LENDER.

Lender makes the following representations and warranties to the Credit Parties, each of which shall be true and correct in all material respects as of the date of the execution and delivery of this Agreement and as of the date of each Loan made hereunder except to the extent such representation expressly relates to an earlier date, and which shall survive the execution and delivery of this Agreement:

8.1

Investment Purpose. Lender is acquiring the Revolving Notes and the Commitment Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

8.2

Accredited Investor Status. Lender is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

8.3

Reliance on Exemptions. Lender understands that the Revolving Notes and the Commitment Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Borrower is relying in part upon the truth and accuracy of, and Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Lender set forth herein in order to determine the availability of such exemptions and the eligibility of Lender to acquire such securities.  Lender’s address is set forth in Section 14.18 hereto.

8.4

Information. Lender has been furnished with all materials relating to the business, finances and operations of Borrower and information deemed material by Lender to making an informed investment decision regarding the Revolving Notes and the Commitment Shares, which have been requested by Lender. Lender has been afforded the opportunity to ask questions of Borrower and its management.  Neither such inquiries nor any other due diligence investigations conducted by Lender or its representatives shall modify, amend or affect Lender’s right to rely on Borrower’s representations and warranties contained in Section 7 above. Lender understands that its investment in the Revolving Notes and the Commitment Shares involves a high degree of risk. Lender is in a position regarding Borrower, which, based upon economic bargaining power, enabled and enables Lender to obtain information from Borrower in order to evaluate the merits and risks of this investment. Lender has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the Revolving Notes and the Commitment Shares.

8.5

No Governmental Review. Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Revolving Notes or the Commitment Shares, or the fairness or suitability of the investment in the Revolving Notes or the Commitment Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Revolving Notes or the Commitment Shares.

8.6

Transfer or Resale.  Lender understands that: (i) the Revolving Notes and the Commitment Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) Lender shall have delivered to Borrower an opinion of counsel, in a form acceptable to Borrower, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither Borrower nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

8.7

Legends. Lender understands that the certificates or other instruments representing the Revolving Notes and the Commitment Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, ACCEPTABLE TO COMPANY’S COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

8.8

Authorization, Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of Lender and is a valid and binding agreement of Lender enforceable against Lender in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

8.9

Receipt of Documents. Lender has received and read in its entirety:  (i) this Agreement and each representation, warranty and covenant set forth herein, and the Loan Documents; (ii) all due diligence, filings made by the Borrower with the Securities and Exchange Commission, and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants to the satisfaction of the Lender ; and (iii) answers to all questions Lender submitted to Borrower regarding an investment in Borrower; and Lender has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

8.10

Due Formation of Lender. Lender is an entity that has been formed and validly exists and has not been organized for the specific purpose of purchasing the Revolving Notes or the Commitment Shares and is not prohibited from doing so.

8.11

No Legal Advice from Borrower. Lender acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors.  Lender is relying solely on such counsel and advisors and not on any statements or representations of Borrower or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

9.

NEGATIVE COVENANTS.

9.1

Indebtedness.  Borrower shall not, either directly or indirectly, create, assume, incur or have outstanding any Funded Indebtedness (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise, for any debt or obligation of any other Person, except:

•

in the ordinary course of business;

•

the Obligations;

•

endorsement for collection or deposit of any commercial paper secured in the ordinary course of business;

•

obligations for taxes, assessments, municipal or other governmental charges; provided, the same are being contested in good faith by appropriate proceedings and are insured against or bonded over to the reasonable satisfaction of Lender;

•

obligations for accounts payable, other than for money borrowed, incurred in the ordinary course of business; provided that, any management or similar fees payable by Borrower shall be fully subordinated in right of payment to the prior payment in full of the Loans made hereunder;

•

obligations existing on the Closing Date which are disclosed on the financial statements referred to in Section 7.9;

•

unsecured intercompany Funded Indebtedness incurred in the ordinary course of business;

Funded Indebtedness existing on the Closing Date and set forth in Schedule 9.1, including any extensions or refinancings of the foregoing, which do not increase the principal amount of such Funded Indebtedness as of the date of such extension or refinancing; provided such Funded Indebtedness is subordinated to the Obligations owed to Lender pursuant to a subordination agreement, in form and content acceptable to Lender in its sole discretion, which shall include an indefinite standstill on remedies and payment blockage rights during any default;

Contingent Liabilities arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted hereunder;

Contingent Liabilities incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds and other similar obligations; and

Contingent Liabilities arising under indemnity agreements to title insurers to cause such title insurers to issue to Borrower or Lender title insurance policies.

9.2

Encumbrances.  Borrower shall not, either directly or indirectly, create, assume, incur or suffer or permit to exist any Lien or charge of any kind or character upon any asset of any Credit Party; whether owned at the Closing Date or hereafter acquired, except Permitted Liens or as otherwise authorized by Lender in writing.

9.3

Investments.  Borrower shall not, either directly or indirectly, make or have outstanding any new investments (whether through purchase of stocks, obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets, business, stock or other evidence of beneficial ownership of any other Person which would cause a Change in Control.

9.4

Transfer; Merger.  Without the Lender’s prior written consent, which shall not be unreasonably withheld, the Borrower shall not, either directly or indirectly, permit a Change in Control, merge, consolidate, sell, transfer, license, lease, encumber or otherwise dispose of all or any substantial part of its property or business or all or any substantial part of its assets, or sell or discount (with or without recourse) any of its Notes (as defined in the UCC), Chattel Paper, Payment Intangibles or Accounts; provided, however, that Borrower may:

•

sell or lease Inventory and Equipment in the ordinary course of business;

•

upon not less than three (3) Business Days’ prior written notice to Lender, any Subsidiary of Borrower may merge with (so long as Borrower remains the surviving entity), or dissolve or liquidate into, or transfer its property to Borrower;

•

dispose of used, worn-out or surplus equipment in the ordinary course of business;

•

discount or write-off overdue Accounts for collection in the ordinary course of business;

•

sell or otherwise dispose (including cancellation of Funded Indebtedness) of any Investment permitted under Section 9.3 in the ordinary course of business; and

•

grant Permitted Liens.

9.5

Capital Expenditures.  Without Lender’s prior consent, which shall not be unreasonably withheld, the Borrower shall not make or incur obligations for any Capital Expenditures in any fiscal year not in the ordinary course of the Borrower’s business.

9.6

Issuance of Stock.  The Borrower shall not, and shall cause the Guarantor not to, either directly or indirectly, issue or distribute any additional capital stock, partnership interest or other securities of Borrower or the Guarantor which would cause a Change in Control without the prior written consent of Lender, which such consent shall not be unreasonably withheld.

9.7

Distributions; Restricted Payments.  Without Lender’s prior consent, which shall not be unreasonably withheld, the Borrower shall not (i) purchase or redeem any shares of its stock or partnership interests or declare or pay any dividends or distributions, whether in cash or otherwise, set aside any funds for any such purpose or make any distribution to its shareholders, make any distribution of its property or assets or make any loans, advances or extensions of credit to, or investments in, any Affiliates, including, without limitation, Borrower’s affiliates, officers, partners or employees, (ii) make any payments of any Funded Indebtedness other than as permitted hereunder, or (iii) increase the annual salary paid to any officers of Borrower.

9.8

Use of Proceeds.  Neither Borrower nor any of its Affiliates shall use any portion of the proceeds of the Loans, either directly or indirectly, for the purpose of purchasing any securities underwritten by any Affiliate of Lender.

9.9

Business Activities; Change of Legal Status and Organizational Documents.  Borrower shall not (a) except as disclosed in writing to the Lender prior to the Closing Date, engage in any line of business other than the businesses engaged in on the Closing Date and business reasonably related thereto, (b) change its name, organizational identification number, its type of organization, its jurisdictions of organization or other legal structure, or (c) permit its Articles of Incorporation, Bylaws or other organizational documents to be amended or modified in any way which could reasonably be expected to adversely affect the interests of Lender.

9.10

Transactions with Affiliates.  Except as set forth on Schedule 9.10 or as otherwise permitted pursuant to Section 9.6 herein, Borrower shall not enter into any transaction with any of its Affiliates, except in the ordinary course of business and upon fair and reasonable terms that are no less favorable to Borrower than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate of Borrower.

9.11

Bank Accounts.  Without the prior written consent of the Lender, which shall be provided in Lender’ sole discretion, the Borrower shall not maintain any bank or deposit accounts, and shall cause the Guarantor not to maintain any bank or deposit accounts, with any financial institution, other than Borrower’s accounts listed in the attached Schedule 7.17.

9.12

No Shorting/Overseas Trading.  Lender represents and agrees, as applicable, (i) Lender has not prior to the Closing Date, entered into or effected any short sale or other hedging transaction which establishes a net short position with respect to the Borrower and has not engaged in any overseas trading in the Borrower’s Common Stock and (ii) so long as any Obligations remain outstanding, Lender will not enter into or effect and shall cause its Affiliates not to enter into or effect any short sale or other hedging transaction which establishes a net short position with respect to the Borrower and shall not engage in any overseas trading in the Borrower’s Common Stock.

10.

AFFIRMATIVE COVENANTS.

10.1

Compliance with Regulatory Requirements.  Upon demand by Lender, Borrower shall reimburse Lender for Lender’s additional costs and/or reductions in the amount of principal or interest received or receivable by Lender if at any time after the date of this Agreement any law, treaty or regulation or any change in any law, treaty or regulation or the interpretation thereof by any governmental authority charged with the administration thereof or any other authority having jurisdiction over Lender or the Loans, whether or not having the force of law, shall impose, modify or deem applicable any reserve and/or special deposit requirement against or in respect of assets held by or deposits in or for the account of the Loans by Lender or impose on Lender any other condition with respect to this Agreement or the Loans, the result of which is to either increase the cost to Lender of making or maintaining the Loans or to reduce the amount of principal or interest received or receivable by Lender with respect to such Loans.  Said additional costs and/or reductions will be those which directly result from the imposition of such requirement or condition on the making or maintaining of such Loans.  Notwithstanding the foregoing, Borrower shall not be required to pay any such additional costs which could be avoided by Lender with the exercise of reasonable conduct and diligence.

10.2

Corporate Existence.  Borrower shall, and shall cause the Guarantor to, at all times preserve and maintain its (a) existence and good standing in the jurisdiction of its organization, and (b) qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary other than any jurisdiction wherein the failure to be so qualified and in good standing would not cause a Material Adverse Effect, and shall, and shall cause the Guarantor to, at all times continue as a going concern in the business which is presently conducting.

10.3

Maintain Property.  Borrower shall, and shall cause the Guarantor to, at all times maintain, preserve and keep its plants, properties and equipment, including, but not limited to, any Collateral, in good repair, working order and condition, normal wear and tear excepted, and shall from time to time, as Borrower deems appropriate in its reasonable judgment, make all needful and proper repairs, renewals, replacements, and additions thereto so that at all times the efficiency thereof shall be fully preserved and maintained.  Borrower shall, and shall cause the Guarantor to, permit Lender to examine and inspect such plant, properties and equipment, including, but not limited to, any Collateral, at all reasonable times upon reasonable notice during business hours.  During the continuance of any Event of Default, Lender shall, at Borrower’s expense, have the right to make additional inspections without providing advance notice.

10.4

Maintain Insurance.  Borrower shall, and shall cause the Guarantor to, at all times insure and keep insured with insurance companies reasonably acceptable to Lender, all insurable property owned by the Credit Parties which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from environmental, fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and shall similarly insure employers’, public and professional liability risks.  Prior to the date of the funding of any Loans under this Agreement, Borrower shall, and shall cause the Guarantor to, deliver to Lender a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.  All such policies of insurance must be satisfactory to Lender in relation to the amount and term of the Obligations and type and value of the Collateral and assets of the Credit Parties, and within thirty (30) days of the Closing Date, shall identify Lender as sole/lender’s loss payee and as an additional insured.  In the event that the Credit Parties fail to provide Lender with evidence of the insurance coverage required by this Section or at any time hereafter shall fail to obtain or maintain any of the policies of insurance required above, or to pay any premium in whole or in part relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower hereunder, may at any time (but shall be under no obligation to so act), obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto, which Lender deems advisable.  This insurance coverage (i) may, but need not, protect the Credit Parties’ interest in such property, including, but not limited to the Collateral, and (ii) may not pay any claim made by, or against, the Credit Parties in connection with such property, including, but not limited to the Collateral.  The Credit Parties may later cancel any such insurance purchased by Lender, but only after providing Lender with evidence that the insurance coverage required by this Section is in force.  The costs of such insurance obtained by Lender, through and including the effective date such insurance coverage is canceled or expires, shall be payable on demand by Borrower to Lender, together with interest at the Default Rate on such amounts until repaid and any other charges by Lender in connection with the placement of such insurance.  The costs of such insurance, which may be greater than the cost of insurance which Borrower may be able to obtain on its own, together with interest thereon at the Default Rate and any other charges by Lender in connection with the placement of such insurance may be added to the total Obligations due and owing to the extent not paid by Borrower.

10.5

Tax Liabilities.

Borrower shall, and shall cause the Guarantor to, at all times pay and discharge all property, income and other taxes, assessments and governmental charges upon, and all claims (including claims for labor, materials and supplies) against it or any of its properties, Equipment or Inventory, before the same shall become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are being maintained.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes imposed by the State of Nevada in connection with the execution of this Agreement, the Security Agreement and the Revolving Notes.

10.6

ERISA Liabilities; Employee Plans.  Borrower shall, and shall cause the Guarantor to, (i) keep in full force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without liability; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the standards of ERISA, including the minimum funding standards of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee Plans; (iv) notify Lender immediately upon receipt by any Credit Party of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to administer such Employee Plans; (v) promptly advise Lender of the occurrence of any “Reportable Event” or “Prohibited Transaction” (as such terms are defined in ERISA), with respect to any such Employee Plans; and (vi) amend any Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 to the extent necessary to keep the Employee Plan qualified, and to cause the Employee Plan to be administered and operated in a manner that does not cause the Employee Plan to lose its qualified status.

10.7

Financial Statements.  Borrower shall at all times maintain a system of accounting capable of producing its individual and consolidated financial statements in compliance with GAAP (provided that monthly financial statements shall not be required to have footnote disclosure, are subject to normal year-end adjustments and need not be consolidated), and shall furnish to Lender or its authorized representatives such information regarding the business affairs, operations and financial condition of Borrower, including, but not limited to:

If the Revolving Loan Maturity Date is extended beyond the original six (6) month term, as soon as available, and in any event, within ninety (90) days after the close of each fiscal year, a copy of the annual audited consolidated financial statements of Borrower, including balance sheet, statement of income and retained earnings, and statement of cash flows for the fiscal year then ended, in reasonable detail, prepared and reviewed by an independent certified public accountant reasonably acceptable to Lender, containing an unqualified opinion of such accountant (other than any qualification relating to a going concern);

as soon as available, and in any event, within sixty (60) days after the close of each fiscal quarter (other than the fourth (4th) fiscal quarter), a copy of the quarterly unaudited consolidated financial statements of Borrower, including balance sheet, statement of income and retained earnings, and statement of cash flows for the fiscal quarter then ended;

as soon as available, and in any event, within thirty (30) days following the end of each month, a copy of the consolidated financial statements of Borrower regarding such month, including balance sheet, statement of income and retained earnings, and statement of cash flows for the month then ended, in reasonable detail, prepared and certified as accurate in all material respects by the Chief Financial Officer of Borrower.

No change with respect to such accounting principles shall be made by Borrower without giving prior notification to Lender.  The Borrower represents and warrants to Lender that the financial statements delivered to Lender at or prior to the execution and delivery of this Agreement and to be delivered at all times thereafter accurately reflect and will accurately reflect the financial condition of Borrower in all material respects.  Lender shall have the right at all times (and on reasonable notice so long as there then does not exist any Event of Default) during business hours to inspect the books and records of Borrower and make extracts therefrom.  Borrower shall at all times comply with all reporting requirements of the Securities and Exchange Commission to the extent applicable.

The Borrower agrees to advise Lender immediately of any material adverse change in the financial condition, the operations or any other status of Borrower.

10.8

Supplemental Financial Statements. Borrower shall promptly upon receipt thereof, provide to Lender copies of interim and supplemental reports if any, submitted to Borrower by independent accountants in connection with any interim audit or review of the books of Borrower.

10.9

Aged Accounts/Payables Schedules.  The Borrower shall, and shall cause the Guarantor to, within twenty (20) days after the end of each month, deliver to Lender an aged schedule of the Accounts of each Credit Party, listing the name and amount due from each Account Debtor and showing the aggregate amounts due from (a) 0-30 days, (b) 31-60 days, (c) 61-90 days (d) 91-120 days and (e) more than 120 days, and certified as accurate in all material respects by the Chief Financial Officer and the Chief Executive Officer of Borrower. Borrower shall, and shall cause the Guarantor to, within twenty (20) days after the end of each month, deliver to Lender an aged schedule of the accounts payable of each Credit Party, listing the name and amount due to each creditor and showing the aggregate amounts due from (a) 0-30 days, (b) 31-60 days, (c) 61-90 days  (d) 91-120 days and (e) more than 120 days, and certified as accurate in all material respects by the Chief Financial Officer and the Chief Executive Officer of Borrower.

10.10

Borrowing Base Certificate. Borrower shall, on the first (1st) Business Day of each calendar week, deliver to Lender a Borrowing Base Certificate.

10.11

Field Audits.  Borrower shall, and shall cause the Guarantor to, allow Lender to conduct a field examination of the assets and records of each Credit Party, the results of which must be satisfactory to Lender in Lender’s sole and absolute discretion.  In the event that the results of the field examination are not satisfactory to the Lender in Lender’s sole and absolute discretion, Borrower shall be permitted ten (10) Business Days to cure such unsatisfactory condition.  Such field examinations shall be at Borrower’s expense at a fee equal to Two Thousand and No/100 United States Dollars (US$2,000) per field examination and no more than four (4) field examinations shall occur per calendar year so long as no Event of Default has occurred and is continuing.  The foregoing notwithstanding, (i) from and after the occurrence and during the continuation of an Event of Default or any event which with notice, lapse of time or both would become an Event of Default, or (ii) in the event that the Borrower’s cash flow indicates more than a fifteen percent (15%) reduction from the previous month pursuant to the monthly financial statements, Lender may conduct field examinations in its sole discretion and such costs shall be at the sole expense of Borrower.

10.12

Reports. Borrower shall, within such period of time as Lender may reasonably specify, deliver to Lender such schedules and reports as Lender may reasonably require, including, but not limited to, permitting the Lender view-only online access to each Credit Party’s inventory detail report or such other reports and/or documentation which provides an accurate detail of each Credit Party’s current Eligible Accounts.

10.13

Collateral Records. Borrower shall, and shall cause the Guarantor to, keep full and accurate books and records relating to the Collateral and shall mark such books and records to indicate Lender’s Lien in the Collateral including, without limitation, placing a legend, in form and content reasonably acceptable to Lender, on all Chattel Paper created by each Credit Party indicating that Lender has a Lien in such Chattel Paper.

10.14

Notice of Proceedings.  Borrower shall, promptly, but not more than five (5) days, after knowledge thereof shall have come to the attention of any officer of Borrower, give written notice to Lender of all threatened or pending actions, suits, and proceedings before any court or governmental department, commission, board or other administrative agency which may have a Material Adverse Effect.

10.15

Notice of Default.  Borrower shall, promptly, but not more than five (5) days, after the commencement thereof, give notice to Lender in writing of the occurrence of an Event of Default or of any event which, with the lapse of time, the giving of notice or both, would constitute an Event of Default hereunder.

10.16

Environmental Matters.  If any release or threatened release or other disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Credit Party, Borrower shall, and shall cause the Guarantor to, cause the prompt containment and/or removal of such Hazardous Substances and the remediation and/or operation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets.  Without limiting the generality of the foregoing, Borrower shall, and shall cause the Guarantor to, comply with any Federal or state judicial or administrative order requiring the performance at any real property of any of the Credit Parties of activities in response to the release or threatened release of a Hazardous Substance.  To the extent that the transportation of Hazardous Substances is permitted by this Agreement, Borrower shall, and shall cause the Guarantor to, dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws.

10.17

Reporting Status.   With a view to making available to Lender the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit Lender to sell securities of Borrower to the public without registration, Borrower represents and warrants that: (i) Borrower is, and has been for a period of at least 90 days immediately preceding the Closing Date, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, (ii) Borrower has filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the 12 months preceding the Closing Date (or for such shorter period that Borrower was required to file such reports), (iii) Borrower is not an issuer defined as a “Shell Company”, and (iv) if Borrower has, at any time, been an issuer defined as a “Shell Company,” Borrower has (A) not been an issuer defined as a Shell Company for at least six (6) months prior to the Closing Date, and (B) has satisfied the requirements of Rule 144(i) (including, without limitation, the proper filing of “Form 10 information” at least six (6) months prior to the Closing Date).  For the purposes hereof, the term “Shell Company” shall mean an issuer that meets the description defined under Rule 144.

10.18

Adjustment to Commitment Shares.  It is the intention of the Lender and the Borrower that by a date that is twelve (12) months after the Closing Date (the “Twelve Month Valuation Date”) the Lender shall have generated net proceeds from the sale of the Commitment Shares equal to the Share Value.  The Lender shall have the right to sell the Commitment Shares at any time in accordance with applicable securities laws, provided that Lender agrees to use its good faith efforts to sell the Commitment Shares after the applicable restrictive holding period applicable thereto has expired (and provided the restrictive legends thereon have been removed and the Commitment Shares are otherwise freely tradable), in such amounts as reasonably practicable given then existing market conditions, in Lender’s discretion, with the intention of selling the Commitment Shares as soon as reasonably practicable following the expiration of the restricted holding period and removal of restrictive legends on such Commitment Shares.  At such time as the Commitment Shares are able to be sold in accordance with applicable securities laws, the Borrower shall take all actions necessary or advisable to remove the restrictive legend from the share certificate(s) representing the Commitment Shares upon receipt of documentation from the Lender necessary to accomplish such removal.  Borrower shall pay any and all expenses incurred or to be incurred by the Lender in connection with having the Commitment Shares issued pursuant to this Section and the restrictive legend removed from the share certificates evidencing said Commitment Shares, including, but not limited to, any expense incurred or to be incurred by the Lender in order to have a legal opinion of counsel issued in connection therewith.  At any time the Lender may elect after the Twelve Month Valuation Date (or prior to such Twelve Month Valuation Date, if Lender has sold all Commitment Shares prior to such Twelve Month Valuation Date), the Lender may deliver to the Borrower a reconciliation statement showing the net proceeds actually received by the Lender from the sale of the Commitment Shares (the “Sale Reconciliation”).  If, as of the date of the delivery by Lender of the Sale Reconciliation, the Lender has not realized net proceeds from the sale of such Commitment Shares equal to at least the Share Value, as shown on the Sale Reconciliation, then the Borrower shall immediately take all required action necessary or required in order to cause the issuance of additional shares of Common Stock to the Lender in an amount sufficient such that, when sold and the net proceeds thereof are added to the net proceeds from the sale of any of the previously issued and sold Commitment Shares, the Lender shall have received total net funds equal to the Share Value.  If additional shares of Common Stock are issued pursuant to the immediately preceding sentence, and after the sale of such additional issued shares of Common Stock, the Lender still has not received net proceeds equal to at least the Share Value, then the Borrower shall again be required to immediately take all required action necessary or required in order to cause the issuance of additional shares of Common Stock to the Lender as contemplated above, and such additional issuances shall continue until the Lender has received net proceeds from the sale of such Common Stock equal to the Share Value.  In the event the Lender receives net proceeds from the sale of Commitment Shares equal to the Share Value, and the Lender still has Commitment Shares remaining to be sold, the Lender shall return all such remaining Commitment Shares to the Borrower.  In the event additional Common Stock is required to be issued as outlined above, the Borrower shall instruct its transfer agent to issue certificates representing such additional shares of Common Stock to the Lender immediately subsequent to the Lender’s notification to the Company that additional shares of Common Stock are issuable hereunder, and the Borrower shall in any event cause its transfer agent to deliver such certificates to Lender within three (3) Business Days following the date Lender notifies the Borrower that additional shares of Common Stock are to be issued hereunder.  In the event such certificates representing such additional shares of Common Stock issuable hereunder shall not be delivered to the Lender within said three (3) Business Day period, same shall be an immediate default under this Agreement and the Loan Documents.

10.19

Mandatory Redemption.  Notwithstanding anything contained herein to the contrary, on the Twelve Month Valuation Date the Borrower shall redeem for cash that portion of the unsold Commitment Shares then in the Lender’s possession such that the Lender shall receive the full Share Value after taking into account all prior sales of the Commitment Shares by the Lender.  Upon Lender’s receipt of such cash payment from the Borrower in accordance with the immediately preceding sentence, the Lender shall return such amount of the unsold Commitment Shares equal to the applicable fractional portion of the Share Value.  Final determination of the amount of proceeds earned by the Lender pursuant to the sale of the Commitment Shares and the amount of Commitment Shares to be returned to the Borrower upon payment pursuant to this Section, shall each be determined by the Lender in its sole and absolute discretion.

10.20

Piggyback Registration Rights.  In the event that the Borrower files a registration statement with respect to its Common Stock with the SEC (other than a registration statement on Form S-4 or S-8 or any successor form thereto) after the Closing Date but before the Lender sells the Commitment Shares, the Commitment Shares shall be registered pursuant to such registration statement.

11.

CONVERSION

11.1

Conversion.  The Lender shall have the right, in its sole discretion, to convert the outstanding principal and any accrued interest, fees or expenses due under this Agreement or under any Revolving Note into shares of the Company’s Common Stock, as set forth below.

(a)

Lender shall have the right, in its sole discretion, to convert any outstanding and unpaid principal portion owing hereunder or under any Revolving Note, and accrued interest thereon and any fees or expenses (the “Conversion Amount”), at the election of the Lender, by delivering to the Borrower a Notice of Conversion (as defined herein) (the date of giving of the Notice of Conversion being a “Conversion Date”), into fully paid and nonassessable shares of Common Stock as such stock exists on the Closing Date, or any shares of capital stock of the Company into which such Common Stock shall hereafter be changed or reclassified, at the Conversion Price (as defined herein), determined as provided herein.  Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto as Exhibit I (the “Notice of Conversion”), the Borrower shall issue and deliver to the Lender within four (4) Business Days after the Conversion Date (such third day being the “Conversion Delivery Date”) that number of shares of Common Stock for the portion of principal, interest, fees or expenses converted in accordance with the foregoing.  The number of Shares of Common Stock to be issued upon each conversion shall be determined by dividing Conversion Amount by the Conversion Price.  Any amount of principal converted hereunder shall be available for reborrowing, at the option of the Lender, following such conversion.

(b)

Subject to adjustment as provided herein, the conversion price (“Conversion Price”) per share shall be equal to (i) the Conversion Amount (the numerator); divided by (ii) eighty-five percent (85%) of the lowest daily volume weighted average price of the Company’s Common Stock during the five (5) trading days immediately prior to the Conversion Date as indicated in the Notice of Conversion (the denominator).

(c)

In the event the authorized Shares of Common Stock are insufficient to cover the Lender’s conversion, the Borrower shall, upon delivery of a completed Notice of Conversion, cause the number of authorized Shares of Common Stock to be increased within forty-five (45) days to an amount equal to three (3) times the amount of Shares of Common Stock required to be issued to Lender in accordance with this Section 11.

(d)

Notwithstanding anything contained in this Section to the contrary, upon the delivery of a Notice of Conversion to the Borrower, the Borrower shall have the right, on or prior to the Conversion Delivery Date, to deliver to the Lender an amount in cash equal to the Conversion Amount as specified in the Notice of Conversion and, in the event of such delivery of cash equal to the Conversion Amount to the Lender, said Notice of Conversion shall be null and void and no conversion shall be undertaken by the Borrower.

(e)

Borrower shall pay any and all expenses incurred or to be incurred by the Lender in connection with having the shares of Common Stock issued pursuant to this Section and the restrictive legend removed from the share certificates evidencing said shares of Common Stock, including, but not limited to, any expense incurred or to be incurred by the Lender in order to have a legal opinion of counsel issued after the Closing Date.

11.2

Beneficial Ownership Limitation.  Except upon the occurrence and continuation of an Event of Default, the Borrower shall not affect any conversion, and the Lender shall not have the right to affect any conversion, to the extent that after giving effect to the conversion set forth on the Notice of Conversion submitted by the Lender, the Lender (together with the Lender’s Affiliates and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined herein).  To ensure compliance with this restriction, prior to delivery of any Notice of Conversion, the Lender shall have the right to request that the Borrower provide to the Lender a written statement of the percentage ownership of the Borrower’s Common Stock that would by beneficially owned by the Lender and its Affiliates in the Borrower if the Lender converted such portion then intended to be converted by Lender.  The Borrower shall, within two (2) Business Days of such request, provide Lender with the requested information in a written statement, and the Lender shall be entitled to rely on such written statement from the Borrower in issuing its Notice of Conversion and ensuring that its ownership of the Borrower’s Common Stock is not in excess of the Beneficial Ownership Limitation.  The restriction described in this Section may be waived by Lender, in whole or in part.  “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion.

11.3

Borrower’s Response.  In the event the Borrower fails to issue any shares of the Borrower’s Common Stock pursuant to a Notice of Conversion, the Lender shall have the absolute and irrevocable right and authority to deliver the fully executed Notice of Conversion to the Borrower’s transfer agent, and pursuant to the ITAI to be entered into simultaneously herewith between the Lender, the Borrower and the Borrower’s transfer agent, the Borrower’s transfer agent shall issue the applicable shares of the Borrower’s Common Stock to the Lender as hereby provided.  Within five (5) Business Days after the date of the Notice of Conversion, provided that the Borrower’s transfer agent is participating in the DTC Fast Automated Securities Transfer (“FAST”) program, the Borrower shall cause the transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the ITAI, the Lender may request and require the Borrower’s transfer agent to) electronically transmit the applicable shares of the Borrower’s Common Stock to which the Lender shall be entitled by crediting the account of the Lender’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Lender of such delivery.  In the event that the Borrower’s transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Notice of Conversion, the Borrower shall instruct and cause its transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the ITAI, the Lender may request and require the Borrower’s transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Notice of Conversion, a certificate, registered in the name of the Lender, for the number of shares of the Borrower’s Common Stock to which the Lender shall be entitled.

12.

EVENTS OF DEFAULT.

Borrower, without notice or demand of any kind, shall be in default under this Agreement upon the occurrence of any of the following events (each an “Event of Default”):

12.1

Nonpayment of Obligations.  Any amount due and owing on the Revolving Notes or any of the Obligations, whether by its terms or as otherwise provided herein, is not paid on the date such amount is due and such amounts are not readily available and payable to Lender on deposit in the Lock Box Account.

12.2

Misrepresentation.  Any written warranty, representation, certificate or statement of any Credit Party in this Agreement, or the Loan Documents or any other agreement with Lender shall be false in any material respect when made or deemed made.

12.3

Nonperformance / Default under Loan Documents.  Any failure by a Credit Party to keep all Loan Documents in full force and effect in favor of the Lender, to perform or default in the performance of any covenant, condition or agreement contained in this Agreement or any other Loan Document (all of which covenants, conditions and agreements are hereby incorporated in this Agreement by express reference) (not otherwise addressed in this Article 12).

12.4

Default under Other Obligations.  Any default by Borrower in the payment of principal, interest or any other sum for any other obligation beyond any period of grace provided with respect thereto or in the performance of any, other term, condition or covenant contained in any agreement under which any such obligation is created, the effect of which default is to cause or permit the holder of such obligation (or the other party to such other agreement) to cause such obligation to become due prior to its stated maturity or terminate such other agreement.

12.5

Assignment for Creditors.  Any Credit Party makes an assignment for the benefit of creditors, fails to pay, or admits in writing its inability to pay its debts as they mature; or if a trustee of any substantial part of the assets of such Credit Party is applied for or appointed, and in the case of such trustee being appointed in a proceeding brought against such Credit Party, such Credit Party, by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment and such appointment is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the date of such appointment, and any of the foregoing actions or events would have a Material Adverse Effect on the ability of such Credit Party to perform under this Agreement or under any other agreement between the such Credit Party and Lender.

12.6

Bankruptcy.  Any proceeding involving a Credit Party is commenced by or against a Credit Party under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government, and in the case of any such proceeding being instituted against a Credit Party, (i) the Credit Party, by any action or failure to act indicates its or its approval of, consent to or acquiescence therein or (ii) an order shall be entered approving the petition in such proceedings and such order is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the entry thereof, and any of the foregoing proceedings, actions or events would have a Material Adverse Effect on the ability of the Credit Party to perform under this Agreement or under any other agreement between the Credit Party and Lender.

12.7

Judgments.  The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any Lien against the property of a Credit Party for an amount in excess of $50,000 and which is not fully covered by insurance and such judgment or other process would have a Material Adverse Effect on the ability of the Credit Party to perform under this Agreement or under any other agreement between the Credit Party and Lender, unless such judgment or other process shall have been, within sixty (60) days from the entry thereof, (i) bonded over to the satisfaction of Lender and appealed, (ii) vacated or (iii) discharged.

12.8

Material Adverse Effect.  A Material Adverse Effect shall occur.

12.9

Change in Control.  Except as permitted under this Agreement, any Change in Control; provided, however, a Change in Control shall not constitute an Event of Default if: (a) it arises out of an event or circumstance beyond the reasonable control of Borrower (for example, but not by way of limitation, a transfer of ownership interest due to death or incapacity), and (b) within sixty (60) days after such Change in Control, Borrower provides Lender with information concerning the identity and qualifications of the individual or individuals who will be in Control, to Lender’s sole satisfaction.

12.10

Collateral Impairment.  The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any Lien (other than Permitted Liens) against, any of the Collateral or any collateral under a separate security agreement securing any of the Obligations and such judgment or other process shall not have been, within thirty (30) days from the entry thereof, (i) bonded over to the satisfaction of Lender and appealed, (ii) vacated or (iii) discharged, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or impairment of any material amount of the Collateral or any material amount of the Collateral under any security agreement securing any of the Obligations, or any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in the sole opinion of Lender acting in good faith, to become unsatisfactory as to value or character, or which causes Lender to reasonably believe that it is insecure and that the likelihood for repayment of the Obligations is or will soon be impaired, time being of the essence.  The cause of such deterioration, impairment, decline or depreciation shall include, but is not limited to, the failure by Borrower to do any act deemed reasonably necessary by Lender to preserve and maintain the value and collectability of the Collateral.

12.11

Adverse Change in Financial Condition. The determination in good faith by the Lender that a material adverse change has occurred in the financial condition or operations of any Credit Party, or the Collateral, which change could have a Material Adverse Effect on the prospect for the Borrower to fully and punctually realize the full benefits conferred on Lender by this Agreement, or the prospect of repayment of all Obligations.

12.12

Adverse Change in Value of Collateral. The determination in good faith by the Lender that the security for the Obligations is or has become inadequate.

12.13

Prospect of Payment or Performance. The determination in good faith by Lender that the prospect for payment or performance of any of the Obligations is impaired for any reason.

13.

REMEDIES.

Upon the occurrence and during the continuance of an Event of Default, Lender shall have all rights, powers and remedies set forth in the Loan Documents, in any written agreement or instrument (other than this Agreement or the Loan Documents) relating to any of the Obligations or any security therefor, or as otherwise provided at law or in equity.  Without limiting the generality of the foregoing, Lender may, at its option upon the occurrence and during the continuance of an Event of Default, declare its commitments to Borrower to be terminated and all Obligations to be immediately due and payable; provided, however, that upon the occurrence of an Event of Default under either Section 12.6, “Assignment for Creditors”, or Section 12.7, “Bankruptcy”, all commitments of Lender to Borrower shall immediately terminate and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of Lender.  The Credit Parties hereby waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender’s rights under the Loan Documents, and hereby consent to, and waive notice of release, with or without consideration, of the Credit Parties or of any Collateral, notwithstanding anything contained herein or in the Loan Documents to the contrary.

No Event of Default shall be waived by Lender except in writing.  No failure or delay on the part of Lender, in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  There shall be no obligation on the part of Lender to exercise any remedy available to Lender in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity.  Each Credit Party agrees that in the event that a Credit Party fails to perform, observe or discharge any of its Obligations or liabilities under this Agreement, the Revolving Notes, the Guaranties or any other agreements with Lender, no remedy of law will provide adequate relief to Lender, and further agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Upon the occurrence of an Event of Default, in addition to any other rights or remedies the Lender may have under the Loan Documents or applicable law, the Lender shall have the right, but not the obligation, to cause the Confession of Judgment to be entered into a court of competent jurisdiction, provided, however, that the Lender shall give the Borrower ten (10) days written notice of its intent to file the Confession of Judgment, during which period the Borrower shall have the opportunity to cure the applicable defaults.

14.

MISCELLANEOUS.

14.1

Obligations Absolute.  None of the following shall affect the Obligations of Borrower to Lender under this Agreement or Lender’s rights with respect to the Collateral:

•

acceptance or retention by Lender of other property or any interest in property as security for the Obligations;

•

release by Lender of all or any part of the Collateral or of any party liable with respect to the Obligations (other than Borrower);

•

release, extension, renewal, modification or substitution by Lender of the Revolving Notes, or any note evidencing any of the Obligations; or

•

failure of Lender to resort to any other security or to pursue Borrower or any other obligor liable for any of the Obligations before resorting to remedies against the Collateral.

14.2

Entire Agreement.  This Agreement (i) is valid, binding and enforceable against the Credit Parties and Lender in accordance with its provisions and no conditions exist as to its legal effectiveness; (ii) constitutes the entire agreement between the parties; and (iii) is the final expression of the intentions of the Credit Parties and Lender.  No promises, either expressed or implied, exist between the Credit Parties and Lender, unless contained herein or in the Loan Documents.  This Agreement supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof.

14.3

Amendments; Waivers.  No amendment, modification, termination, discharge or waiver of any provision of this Agreement or of the Loan Documents, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only for the specific purpose for which given.

14.4

WAIVER OF DEFENSES. THE CREDIT PARTIES WAIVE EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE CREDIT PARTIES MAY HAVE AS THE CLOSING DATE TO ANY ACTION BY LENDER IN ENFORCING THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.  THE CREDIT PARTIES WAIVE ANY IMPLIED COVENANT OF GOOD FAITH AND RATIFY AND CONFIRM WHATEVER LENDER MAY DO PURSUANT TO THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AS OF THE DATE OF THIS AGREEMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

14.5

WAIVER OF JURY TRIAL. LENDER AND EACH OF THE CREDIT PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING NOTES, ANY LOAN DOCUMENT OR ANY OF THE OBLIGATIONS, THE COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH LENDER AND BORROWER (OR ANY GUARANTOR) ARE ADVERSE PARTIES.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

14.6

JURISDICTION.  TO INDUCE LENDER TO MAKE THE LOANS, BORROWER AND THE GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING, DIRECTLY OR INDIRECTLY, AS A RESULT OR CONSEQUENCE OF THIS AGREEMENT, THE REVOLVING NOTES, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL, SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING THEIR SITUS IN THE STATE OF NEVADA PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. BORROWER AND THE GUARANTOR HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID STATE, AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. BORROWER AND THE GUARANTOR HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER OR A GUARANTOR, AS APPLICABLE, AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

14.7

Assignability. Lender may at any time assign Lender’s rights in this Agreement, the Revolving Notes, any Loan Document, the Obligations, or any part thereof and transfer Lender’s rights in any or all of the Collateral, and Lender thereafter shall be relieved from all liability with respect to such Collateral; provided, that prior to the occurrence of an Event of Default any such assignment shall require the consent of Borrower, which consent shall not be unreasonably withheld.  In addition, Lender may at any time sell one or more participations in the Loans. The Credit Parties may not sell or assign this Agreement, any Loan Document or any portion thereof, either voluntarily or by operation of law, without the prior written consent of Lender.  This Agreement shall be binding upon Lender and the Credit Parties and their respective legal representatives and successors.  All references herein to Borrower or a Guarantor shall be deemed to include any successors, whether immediate or remote.

14.8

Confidentiality. Each of the parties hereto shall keep confidential any information obtained from the other party (except information publicly available or in such party’s domain prior to disclosure of such information from the other party hereto, and except as required by applicable laws) and shall promptly return to the other party all schedules, documents, instruments, work papers and other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

14.9

Publicity.  Borrower and Lender shall have the right to approve, before issuance, any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that Borrower shall be entitled, without the prior approval of Lender, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations.  Notwithstanding the foregoing, Borrower shall use its best efforts to consult Lender in connection with any such press release or other public disclosure prior to its release and Lender shall be provided with a copy thereof upon release thereof.

14.10

Binding Effect.  This Agreement shall become effective upon execution by the Borrower, the Guarantor and the Lender.

14.11

Governing Law.  This Agreement, the Loan Documents and the Revolving Notes shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Nevada (but giving effect to federal laws applicable to national banks), and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

14.12

Enforceability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

14.13

Survival of Borrower’s Representations.  All covenants, agreements, representations and warranties made by Borrower herein shall, notwithstanding any investigation by Lender, be deemed material and relied upon by Lender and shall survive the making and execution of this Agreement and the Loan Documents and the issuance of the Revolving Notes and the Commitment Shares, and shall be deemed to be continuing representations and warranties until such time as Borrower has fulfilled all of its Obligations to Lender, and Lender has been paid in full. Lender, in extending financial accommodations to Borrower, is expressly acting and relying on the aforesaid representations and warranties.

14.14

Extensions of Lender’s Commitment and the Revolving Notes.  This Agreement shall secure and govern the terms of any extensions or renewals of Lender’s commitment hereunder and the Revolving Notes pursuant to the execution of any modification, extension or renewal note executed by Borrower and accepted by Lender pursuant to this Agreement in substitution for the Revolving Notes.

14.15

Time of Essence.  Time is of the essence in making payments of all amounts due Lender under this Agreement and in the performance and observance by Borrower of each covenant, agreement, provision and term of this Agreement.

14.16

Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

14.17

Facsimile Signatures. Lender is hereby authorized to rely upon and accept as an original any Loan Documents or other communication which is sent to Lender by facsimile, telegraphic or other electronic transmission (each, a “Communication”) which Lender in good faith believes has been signed by Borrower and has been delivered to Lender by a properly authorized representative of Borrower, whether or not that is in fact the case.  Notwithstanding the foregoing, Lender shall not be obligated to accept any such Communication as an original and may in any instance require that an original document be submitted to Lender in lieu of, or in addition to, any such Communication.

14.18

Notices.  Except as otherwise provided herein, Borrower and Guarantor waive all notices and demands in connection with the enforcement of Lender’s rights hereunder.  All notices, requests, demands and other communications provided for hereunder shall be in writing, sent by certified or registered mail, postage prepaid, by facsimile, telegram or delivered in person, and addressed as follows:

If to Borrower or

Sunpeaks Ventures, Inc.

Guarantor:

9337 Fraser Avenue

Silver Spring, MD 20910

Attention:  Mackie Barch

Facsimile: (240) 235-4370

With a copy to:

Shulman, Rogers, Gandal, Pordy & Ecker, P.A.

(which shall not constitute notice)

12505 Park Potomac Avenue, 6th Floor,

Potomac, MD 20854

Attention: Martin Schaffer, Esq.

Facsimile: (301) 230-2891

If to Lender:

TCA Global Credit Master Fund, LP

1404 Rodman Street

Hollywood, FL 33020

Attention: Robert Press

Facsimile: (786) 323-1651

With a copy to:

Lucosky Brookman LLP

(which shall not constitute notice)

33 Wood Avenue South, 6th Floor

Iselin, NJ 08830

Attention: Seth A. Brookman, Esq.

Facsimile: (732) 395-4401

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection.  No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

14.19

Indemnification.  Each Credit Party agrees to defend, protect, indemnify and hold harmless Lender and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each, a “Lender Indemnitee” and collectively, the “Lender Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Lender Indemnitee thereto,), which may be imposed on, incurred by, or asserted against, any Lender Indemnitee (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Agreement and the Loan Documents, including, but not limited to, the making or issuance and management of the Loans, the use or intended use of the proceeds of the Loans, the enforcement of Lender’s rights and remedies under this Agreement, the Loan Documents, the Revolving Notes, any other instruments and documents delivered hereunder, or under any other agreement between any Credit Party and Lender; provided, however, that the Credit Parties shall not have any obligations hereunder to any Lender Indemnitee with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Lender Indemnitee.  To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Credit Parties shall satisfy such undertaking to the maximum extent permitted by applicable law.  Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Lender Indemnitee on demand, and, failing prompt payment, shall, together with interest thereon at the Default Rate from the date incurred by each Lender Indemnitee until paid by Borrower, be added to the Obligations of Borrower and be secured by the Collateral.  The provisions of this Section shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement for a period of two (2) years.

14.20

Release.  In consideration of the mutual promises and covenants made herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Credit Parties hereby agree to fully, finally and forever release and forever discharge and covenant not to sue Lender, and/or and its parent companies, subsidiaries, affiliates, divisions, and their respective attorneys, officers, directors, agents, shareholders, members, employees, predecessors, successors, assigns, personal representatives, partners, heirs and executors from any and all debts, fees, attorneys’ fees, liens, costs, expenses, damages, sums of money, accounts, bonds, bills, covenants, promises, judgments, charges, demands, claims, causes of action, suits, liabilities, expenses, obligations or contracts of any kind whatsoever, whether in law or in equity, whether asserted or unasserted, whether known or unknown, fixed or contingent, under statute or otherwise, from the beginning of time through the Closing Date including, without  limiting the generality of the foregoing, any and all claims relating to or arising out of any financing transactions, credit facilities, debentures, security agreements, and other agreements including, without limitation, each of the Loan Documents, entered into by  the Credit Parties with Lender and any and all claims that the Credit Parties  does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect their decision to enter into this Agreement or the related Loan Documents.

14.21

Interpretation.  If any provision in this Agreement requires judicial or similar interpretation, the judicial or other such body interpreting or construing such provision shall not apply the assumption that the terms hereof shall be more strictly construed against one party because of the rule that an instrument must be construed more strictly against the party which itself or through its agents prepared the same.  The parties hereby agree that all parties and their agents have participated in the preparation hereof equally.

14.22

Compliance with Federal Law.  The Credit Parties shall (a) ensure that no person who owns a controlling interest in or otherwise controls a Credit Party is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each of such Credit Party’s Subsidiaries to comply, with all applicable Lender Secrecy Act (“BSA”) laws and regulations, as amended.  As required by federal law and Lender’s policies and practices, Lender may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts or establishing or continuing to provide services.

14.23

Non-U.S. Status. THE LENDER IS A NON-U.S. PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD OR RESOLD ONLY TO NON-U.S. PERSONS. THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES. ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW.

[ signature page follows ]

IN WITNESS WHEREOF, Borrower, Guarantor and Lender have executed this Credit Agreement as of the date first above written.

BORROWER:

SUNPEAKS VENTURES, INC.

By:

/s/ Mackie Barch

Name:

Mackie Barch

Title:

Chief Executive Officer

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:

TCA Global Credit Fund GP, Ltd.

Its:

General Partner

By:

/s/ Robert Press

Name:

Robert Press

Title:

Director

[ signature page 1 of 2 ]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing senior secured revolving credit facility agreement as a guarantor, hereby consents and agrees to said senior secured revolving credit facility agreement and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said senior secured revolving credit facility agreement to the same extent as if the undersigned were a party to said senior secured revolving credit facility agreement.

GUARANTOR:

HEALTHCARE DISTRIBUTION SPECIALISTS LLC

By:

/s/ Mackie Barch

Name:

Mackie Barch

Title:

Chief Executive Officer

[ signature page 2 of 2 ]

Exhibit A

BORROWING BASE CERTIFICATE

Date:  As of ________________, 2012

To: TCA GLOBAL CREDIT MASTER FUND, LP

Reference is made to the senior secured revolving credit facility agreement, dated as of September 30, 2012, by and among Sunpeaks Ventures, Inc. (the “Borrower”), Healthcare Distribution Specialists LLC, and TCA Global Credit Master Fund, LP (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

Mackie Barch, the Chief Executive Officer of the Borrower, hereby certifies and warrants that the following schedule and supporting information accurately state the Borrowing Base Amount of the Credit Parties as of the date hereof:

A. Eligible Accounts
B. Lender adjustments, if applicable
C. Available Eligible Accounts (line A minus line B)
D. Advance Rate (Eligible Accounts)	80%
E. Borrowing Base Amount (line C multiplied by line D)
F. Revolving Loan Commitment
G. Revolving Loan Availability (lesser of lines E and F)
H. Aggregate principal amount of Loans outstanding
I. Borrowing Availability (line G minus line H)

Schedule I attached hereto lists Eligible Accounts.  The undersigned hereby certifies and warrants that the information provided therein is true, complete and correct in all material respects as of the date hereof.

The undersigned further certifies and warrants that there has been no Material Adverse Effect, and that, to the best of the undersigned’s knowledge, no default or Event of Default under the Credit Agreement exists on the date of this certification.

[-Signature Page Follows-]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Borrowing Base Certificate as of the date first set forth above.

/s/ Mackie Barch

MACKIE BARCH

[-Borrowing Base Certificate Signature Page-]

SCHEDULE I

ELIGIBLE ACCOUNTS

Exhibit B

________________________________ (________)

________________________________

________________________________

________________________________

Telephone:  (_____) _______________

Facsimile: (_____) ________________

Attorney for TCA Global Credit Master Fund, LP

____________________________________________

______________________________________________

______________________________________________

TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Island limited partnership,

Plaintiff,

vs.

SUNPEAKS VENTURES, INC., a Nevada corporation, and HEALTHCARE DISTRIBUTION SPECIALISTS LLC, a Delaware limited liability company,

Defendants.

JUDGMENT BY CONFESSION Case No. Judge

Pursuant to the __________________________ rules of civil procedure and the affidavit of counsel for TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands, its successors or assigns (“Plaintiff”), the Court hereby enters judgment against (i) Sunpeaks Ventures, Inc., a corporation incorporated under the laws of the State of Nevada (the “Borrower”) and (ii) Healthcare Distribution Specialists LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Guarantor” and together with the Borrower, collectively, the “Defendants”), as follows:

1.

Defendants failed to comply with the terms of that certain Senior Secured Revolving Credit Facility Agreement, dated September 30, 2012, made by and among Plaintiff and Defendants, a copy of which is attached hereto as Exhibit A (the “Credit Agreement”), in that Defendants failed to make a required payment or payments thereunder or otherwise abide by and satisfy the terms thereof.

2.

Guarantor failed to comply with the terms of that certain Guaranty, dated September 30, 2012, made by the Guarantor, a copy of which is attached hereto as Exhibit B (the “Guaranty”), in that Guarantor failed to make a required payment or payments thereunder or otherwise abide by and satisfy the terms thereof.

3.

By virtue of Defendants’ default and violation of the terms of the Credit Agreement and the Guaranty, judgment in favor of Plaintiff is hereby entered against Defendants in the aggregate principal amount of all revolving loans outstanding under and pursuant to the Credit Agreement, plus costs (including reasonable attorneys’ fees) and accrued and unpaid interest, fees and expenses less any payments previously made by Defendants, which net amount is $________________ (the “Judgment Amount”).

4.

Interest shall accrue on the Judgment Amount at the rate of eighteen percent (18%) per annum until all amounts due under the terms of this Judgment by Confession are paid to Plaintiff.

5.

It is agreed that this Judgment by Confession shall not be filed or recorded by Plaintiff until or unless an Event of Default (as defined in the Credit Agreement) has occurred and is continuing.

DATED this ____day of ___________, 20___.

BY THE COURT

__________________________________

CONSENT TO ENTRY OF JUDGMENT BY CONFESSION

__________________ COUNTY

)

) ss.

STATE OF __________________

)

Defendants, Sunpeaks Ventures, Inc., a corporation incorporated under the laws of the State of Nevada, and Healthcare Distribution Specialists LLC, a limited liability company organized and existing under the laws of the State of Delaware (together, the “Defendants”), hereby knowingly and voluntarily waive service of process and consents to the entry of this Judgment by Confession at the request of counsel for TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands, its successors or assigns (“Plaintiff”), if an Event of Default (as that term is defined in that certain Credit Agreement dated September 30, 2012 (the “Credit Agreement”)) occurs and is continuing.  The Judgment Amount (as defined in the Judgment by Confession) shall be all unpaid amounts accrued and owing under the terms of the Credit Agreement at the time the Judgment by Confession is filed.  Plaintiff agrees it will not file the Judgment by Confession unless and until an Event of Default has occurred and is continuing; provided, however, that upon an Event of Default, Plaintiff shall be entitled to immediately file such Judgment by Confession in ex parte fashion.  Plaintiff’s counsel shall provide the Court with an affidavit stating the Judgment Amount and stating that Defendants have failed to abide by and satisfy the terms of the Credit Agreement and that certain Guaranty, each dated September 30, 2012, made by the Guarantor and executed in connection with the Credit Agreement.

SUNPEAKS VENTURES, INC.

By: ___________________________________

Dated:

Name:  ________________________________

Title: _________________________________

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 20___.

____________________________________

Notary Public

[Signature Page to Consent to Entry of Judgment by Confession]

HEALTHCARE DISTRIBUTION SPECIALISTS LLC

By: ___________________________________

Dated:

Name:  ________________________________

Title: _________________________________

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 20___.

____________________________________

Notary Public

[Signature Page to Consent to Entry of Judgment by Confession]

EXHIBIT A

CREDIT AGREEMENT

EXHIBIT B

GUARANTY

Exhibit C

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT is dated as of September 30, 2012 (as amended, restated or modified from time to time, the “Guaranty”), and is made by HEALTHCARE DISTRIBUTION SPECIALISTS LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Guarantor”), in favor of TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

WHEREAS,Sunpeaks Ventures, Inc., a corporation incorporated under the laws of the State of Nevada (“Borrower”), has entered into a senior secured revolving credit facility agreement, dated as of the date hereof (the “Credit Agreement”), by and among the Borrower, the Guarantor, and the Lender, pursuant to which the Lender has agreed to advance an aggregate principal amount of up to Five Million and No/100 United States Dollars (US$5,000,000) (the “Loan”), which loan shall be further evidenced by several revolving promissory notes given by the Borrower in favor of Lender, as of the date hereof (together, the “Notes”); and

WHEREAS, in order to induce Lender to make the Loan, and with full knowledge that Lender would not make the Loan without this Guaranty, Guarantor has agreed to execute and deliver this Guaranty to Lender, for the benefit of Lender, as security for the Liabilities (as hereinafter defined); and

WHEREAS, Guarantor is a wholly-owned subsidiary of Borrower and will substantially benefit from Lender’s Loan to Borrower;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1.

LIABILITIES GUARANTEED

Guarantor hereby guarantees and becomes surety to Lender for the full, prompt and unconditional payment of the Liabilities, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Borrower under the Notes and the other Loan Documents.  This Guaranty is a primary obligation of Guarantor and shall be a continuing inexhaustible Guaranty.  This is a guaranty of payment and not of collection.  Lender may require Guarantor to pay and perform its liabilities and obligations under this Guaranty and may proceed immediately against Guarantor without being required to bring any proceeding or take any action against Borrower or any other Person prior thereto; the liability of Guarantor hereunder being independent of and separate from the liability of Borrower, any other guarantor, any other Person, and the availability of other collateral security for the Notes and the other Loan Documents.

2.

DEFINITIONS

All capitalized terms used in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement, unless the context of this Guaranty requires otherwise.  In addition to the capitalized terms defined in the Credit Agreement, unless the context otherwise requires, when used herein, the following capitalized terms shall have the following meanings (provided that if a capitalized term used herein is defined in the Credit Agreement and separately defined in this Guaranty, the meaning of such term as defined in this Guaranty shall control for purposes of this Guaranty):

2.1.

“Liabilities” means, collectively: (i) the repayment of all sums due under the Notes (and all extensions, renewals, replacements, future advances and amendments thereof) and the other Loan Documents; and (ii) the performance and observance of all terms, conditions, covenants, representations and warranties set forth in the Loan Documents.

2.2.

“Loan Documents” shall mean the Notes, the security agreement executed by Borrower in favor of Lender, all other documents executed and entered into between Lender and Borrower, this Guaranty, the security agreement to be entered into between Guarantor and Lender to secure Guarantor’s obligations hereunder, all other documents and instruments relating to any of the foregoing, and all extensions, renewals, replacements, future advances and amendments hereof and thereof.

2.3.

“Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

3.

REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to Lender as follows:

3.1.

Organization, Powers.  Guarantor: (i) is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform (and the officer or manager executing this Guaranty on behalf of Guarantor has been duly authorized to so act and execute this Guaranty on behalf of the Guarantor), and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Documents to which it is a party.

3.2.

Execution of Guaranty.  This Guaranty, and each other Loan Document to which Guarantor is a party, have been duly executed and delivered by Guarantor.  Execution, delivery and performance of this Guaranty and each other Loan Document to which Guarantor is a party will not: (i) violate any provision of any law, rule or regulation, any judgment, order, writ, decree or other instrument of any governmental authority, or any provision of any contract or other instrument to which Guarantor is a party or by which Guarantor or any of its properties or assets are bound; (ii) result in the creation or imposition of any lien, claim or encumbrance of any nature, other than the liens created by the Loan Documents; and (iii) require any consent from, exemption of, or filing or registration with, any governmental authority or any other Person, other than any filings in connection with the liens created by the Loan Documents.

3.3.

Obligations of Guarantor.  This Guaranty and each other Loan Document to which Guarantor is a party are the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The making of the Loan by Lender to Borrower and the assumption by Guarantor of its obligations hereunder and under any other Loan Document to which Guarantor is a party will result in material benefits to Guarantor.  This Guaranty was entered into by Guarantor for commercial purposes.

3.4.

Litigation.  There is no demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever at law or in equity or by or before any governmental authority now pending or, to the knowledge of Guarantor, threatened, against or affecting Guarantor or any of its properties, assets or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the Liabilities; (ii) Guarantor’s right to carry on its business substantially as now conducted (and as now contemplated); (iii) Guarantor’s financial condition; or (iv) Guarantor’s capacity to consummate and perform its obligations under this Guaranty or any other Loan Document to which Guarantor is a party.

3.5.

No Defaults.  Guarantor is not in default beyond the expiration of any applicable grace or cure periods, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any contract or other instrument to which Guarantor is a party or by which Guarantor or any of its properties or assets are bound.

3.6.

No Untrue Statements.  To the knowledge of Guarantor, no Loan Document or other document, certificate or statement furnished to Lender by or on behalf of Borrower or Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.  Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to make the Loan.

4.

NO LIMITATION OF LIABILITY

4.1.

Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than Guarantor and, in full recognition of that fact, Guarantor consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness of this Guaranty: (i) change the manner, place or terms of payment of (including, without limitation, any increase or decrease in the principal amount of the Liabilities or the interest rate), and/or change or extend the time for payment of, or renew, supplement or modify, any of the Liabilities, any security therefor, or any of the Loan Documents evidencing same, and the Guaranty herein made shall apply to the Liabilities and the Loan Documents as so changed, extended, renewed, supplemented or modified; (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property securing the Liabilities; (iii) supplement, modify, amend or waive, or enter into or give any agreement, approval, waiver or consent with respect to, any of the Liabilities, or any part thereof, or any of the Loan Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iv) exercise or refrain from exercising any rights against Borrower or other Persons (including Guarantor) or against any security for the Liabilities; (v) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Liabilities, or any part thereof; (vi) accept partial payments on the Liabilities; (vii) receive and hold additional security or guaranties for the Liabilities, or any part thereof; (viii) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender, in its sole and absolute discretion, may determine; (ix) add, release, settle, modify or discharge the obligation of any maker, endorser, guarantor, surety, obligor or any other Person who is in any way obligated for any of the Liabilities, or any part thereof; (x) settle or compromise any Liabilities, whether in a Proceeding or not, and whether voluntarily or involuntarily, dispose of any security therefor (with or without consideration and in whatever manner Lender deems appropriate), and subordinate the payment of any of the Liabilities, whether or not due, to the payment of liabilities owing to creditors of Borrower other than Lender and Guarantor; (xi) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Liabilities, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Liabilities; (xii) apply any sums it receives, by whomever paid or however realized, to any of the Liabilities and/or (xiii) take any other action which might constitute a defense available to, or a discharge of, Borrower or any other Person (including Guarantor) in respect of the Liabilities.

4.2.

The invalidity, irregularity or unenforceability of all or any part of the Liabilities or any Loan Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of Lender, or otherwise, shall not affect, impair or be a defense to Guarantor’s obligations under this Guaranty.

4.3.

Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently of any other remedy, guaranty or security Lender at any time may have or hold in connection with the Liabilities, and it shall not be necessary for Lender to marshal assets in favor of Borrower, any other guarantor of the Liabilities or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty.  Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower or any other Person, or to proceed against Borrower or any other guarantor of the Liabilities or any collateral provided by any Person, and agrees that Lender may proceed against any obligor (including Guarantor) and/or the collateral in such order as Lender shall determine in its sole and absolute discretion.  Lender may file a separate action or actions against Guarantor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions.  Guarantor agrees that Lender and Borrower may deal with each other in connection with the Liabilities or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

4.4.

Guarantor expressly waives, to the fullest extent permitted by applicable law, any and all defenses which Guarantor shall or may have as of the date hereof arising or asserted by reason of: (i) any disability or other defense of Borrower, or any other guarantor for the Liabilities, with respect to the Liabilities; (ii) the unenforceability or invalidity of any security for or guaranty of the Liabilities or the lack of perfection or continuing perfection or failure of priority of any security for the Liabilities; (iii) the cessation for any cause whatsoever of the liability of Borrower, or any other guarantor of the Liabilities (other than by reason of the full payment and performance of all Liabilities (other than contingent indemnification obligations)); (iv) any failure of Lender to marshal assets in favor of Borrower or any other Person; (v) any failure of Lender to give notice of sale or other disposition of collateral to Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral; (vi) any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Liabilities, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Liabilities; (vii) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or any other guarantor of the Liabilities, or of any security or guaranty therefor by operation of law or otherwise; (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount or in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (ix) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (x) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (xi) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (xii) any use of collateral under Section 363 of the United States Bankruptcy Code; (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xiv) the avoidance of any lien or security interest in favor of Lender for any reason; (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Liabilities (or any interest thereon) in or as a result of any such proceeding; or (xvi) any action taken by Lender that is authorized by this Section or any other provision of any Loan Document.  Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Liabilities, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Liabilities.

4.5.

This is a continuing guaranty and shall remain in full force and effect as to all of the Liabilities until such date as all amounts owing by Borrower to Lender shall have been paid in full in cash and all obligations of Borrower with respect to any of the Liabilities shall have terminated or expired (other than contingent indemnification obligations) (such date is referred to herein as the “Termination Date”).

5.

LIMITATION ON SUBROGATION

Until the Termination Date, Guarantor waives any present or future right to which Guarantor is or may become entitled to be subrogated to Lender’s rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise.  If, notwithstanding such waiver, any funds or property shall be paid or transferred to Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Liabilities have not been paid in full, Guarantor shall hold such funds or property in trust for Lender and shall forthwith pay over to Lender such funds and/or property to be applied by Lender to the Liabilities.

6.

COVENANTS

6.1.

Financial Statements; Compliance Certificate.  No later than ten (10) days after written request therefore from Lender, Guarantor shall deliver to Lender: (a) financial statements disclosing all of Guarantor’s assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and in form acceptable to Lender, signed by Guarantor, and certified by Guarantor to Lender to be true, correct and complete in all material respects; (b) complete copies of federal tax returns, including all schedules, each of which shall be signed and certified by Guarantor to be true and complete copies of such returns; and (c) such other information respecting the Guarantor as Lender may from time to time reasonably request.

6.2.

Subordination of Other Debts.  Guarantor hereby: (a) subordinates the obligations now or hereafter owed by Borrower to Guarantor (“Subordinated Debt”) to any and all obligations of Borrower to Lender now or hereafter existing while this Guaranty is in effect, and hereby agrees that Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender, to apply to the Liabilities.

6.3.

Security for Guaranty.  All of Guarantor’s obligations and liability evidenced by this Guaranty is also secured by all of the Collateral of the Guarantor pursuant to that certain Security Agreement by and between the Guarantor and Lender made of even date herewith (the “Security Agreement”). All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in the Security Agreement or any other Loan Documents to which Guarantor is a party which are to be kept and performed by the Guarantor are hereby made a part of this Guaranty to the same extent and with the same force and effect as if they were fully set forth herein, and the Guarantor covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

7.

EVENTS OF DEFAULT

Each of the Events of Default in the Credit Agreement shall constitute an Event of Default hereunder.

8.

REMEDIES.

8.1.

Upon an Event of Default, as provided in the Credit Agreement, all liabilities and obligations of Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law or in equity, Lender may:

8.1.1.

Enforce the obligations of Guarantor under this Guaranty.

8.1.2.

To the extent not prohibited by and in addition to any other remedy provided by law or equity, setoff against any of the Liabilities any sum owed by Lender in any capacity to Guarantor whether due or not.

8.1.3.

Perform any covenant or agreement of Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Lender may reasonably deem expedient.  Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Lender in connection with the foregoing shall be included in the Liabilities guaranteed hereby, and shall be due and payable on demand, together with interest at the highest non-usurious rate permitted by applicable law, such interest to be calculated from the date of such advance to the date of repayment thereof.  Any such action by Lender shall not be deemed to be a waiver or release of Guarantor hereunder and shall be without prejudice to any other right or remedy of Lender.

8.2.

Settlement of any claim by Lender against Borrower, whether in any Proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by Borrower or any other obligated Person and legally retained by Lender in connection with the settlement (unless otherwise provided for herein).

9.

MISCELLANEOUS.

9.1.

Disclosure of Financial Information.  Lender is hereby authorized to disclose any financial or other information about Guarantor to any governmental authority having jurisdiction over Lender or to any present, future or prospective participant or successor in interest in the Notes.  The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Guarantor.

9.2.

Remedies Cumulative.  The rights and remedies of Lender, as provided herein and in any other Loan Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity.  The failure, at any one or more times, of Lender to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.  Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty.

9.3.

Integration.  This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the transactions contemplated hereby and thereby and supersede all oral negotiations and prior writings with respect thereto.

9.4.

Attorneys’ Fees and Expenses.  If Lender retains the services of counsel by reason of a claim of an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to Lender’s approval under the Loan Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Lender shall forthwith, on demand, become due and payable and shall be secured hereby.

9.5.

No Implied Waiver.  Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein.  A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

9.6.

Waiver.  Except as otherwise provided herein or in any of the Loan Documents, Guarantor waives notice of acceptance of this Guaranty and notice of the Liabilities and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which Guarantor might otherwise be entitled or which might be required by law to be given by Lender.  Guarantor waives the right to any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it. Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the right to assert against Lender any defenses, set-offs, counterclaims, or claims that Guarantor may have at any time against Borrower or any other party liable to Lender.

9.7.

No Third Party Beneficiary.  Except as otherwise provided herein, Guarantor and Lender do not intend the benefits of this Guaranty to inure to any third party and no third party (including Borrower) shall have any status, right or entitlement under this Guaranty.

9.8.

Partial Invalidity.  The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable.  In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.9.

Binding Effect.  The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that this Guaranty cannot be assigned by Guarantor without the prior written consent of Lender, and any such assignment or attempted assignment by Guarantor shall be void and of no effect with respect to the Lender.

9.10.

Modifications.  This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.11.

Sales or Participations.  Lender may from time to time sell or assign the Notes, in whole or in part, or grant participations in the Notes and/or the obligations evidenced thereby without the consent of Borrower or Guarantor (other than as provided in the Credit Agreement), provided, however, Lender shall provide written notice to Borrower and Guarantor of any such assignment or grant of participations.  The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender (to the extent of such holder’s interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Guarantor (to the extent of such holder’s interest or participation), in each case as fully as though Guarantor was directly indebted to such holder.  Lender may in its discretion give notice to Guarantor of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

9.12.

Jurisdiction.  Guarantor hereby consents that any action or proceeding against it be commenced and maintained in the State of Nevada by service of process on it; and Guarantor agrees that the courts of such County shall have jurisdiction with respect to the subject matter hereof and the person of Guarantor and all collateral securing the obligations of Guarantor.  Guarantor agree not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum.

9.13.

Notices.  All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Guarantor:

Healthcare Distribution Specialists LLC

9337 Fraser Avenue

Silver Spring, MD 20910
Attention:  Mackie Barch

Facsimile: (240) 235-4370

With a copy to:

 Shulman, Rogers, Gandal, Pordy & Ecker, P.A.

(which shall not constitute notice)

12505 Park Potomac Avenue, 6th Floor

Potomac, MD 20854

Attn: Martin Schaffer, Esq.

Facsimile: (301) 230-2891

If to Lender:

TCA Global Credit Master Fund, LP

1404 Rodman Street

Hollywood, FL 33020

Attn:  Robert Press

Facsimile: (786) 323-1651

With a copy to:

Lucosky Brookman LLP

(which shall not constitute notice)

33 Wood Avenue South, 6th Floor

Iselin, New Jersey 08830

Attn: Seth A. Brookman, Esq.

Facsimile: (732) 395-4401

unless the address is changed by the party by like notice given to the other parties.  Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day.  Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day.  Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Guaranty may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

9.14.

Governing Law.  This Guaranty shall be governed by and construed in accordance with the substantive laws of the State of Nevada without reference to conflict of laws principles.

9.15.

Joint and Several Liability.  The word “Guarantor” or “Guarantors” shall mean all of the undersigned persons, if more than one, and their liability shall be joint and several.  The liability of Guarantor shall also be joint and several with the liability of any other guarantor under any other guaranty.

9.16.

Continuing Enforcement.  If, after receipt of any payment of all or any part of the Liabilities, Lender is compelled or reasonably agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and Guarantor shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered.  The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Liabilities, the cancellation, conversion or redemption of the Notes, this Guaranty or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Lender may have taken in reliance upon its receipt of such payment.  Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

9.17.

WAIVER OF JURY TRIAL.  GUARANTOR AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.  LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.  FURTHER, LENDER AND GUARANTOR WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT PURCHASE THE NOTES IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

[-Signature Page Follows-]

IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

HEALTHCARE DISTRIBUTION

SPECIALISTS LLC,

a Delaware limited liability company

By:_________________________________

Name:  Mackie Barch

Title:  Chief Executive Officer

Exhibit D

IRREVOCABLE TRANSFER AGENT INSTRUCTION AND

TRANSFER AGENT ACKNOWLEDGEMENT AND AGREEMENT

THIS IRREVOCABLE TRANSFER AGENT INSTRUCTION AND TRANSFER AGENT ACKNOWLEDGEMENT AND AGREEMENT (as amended, restated and modified from time to time, the “Agreement”) is made and entered into as of this 30th day of September, 2012, by and among SUNPEAKS VENTURES, INC., a corporation incorporated under the laws of the State of Nevada (the “Company”), ACTION STOCK TRANSFER CORPORATION (the “Transfer Agent”), and TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender” or “TCA”).

W I T N E S S E T H:

WHEREAS, the Company has entered into that certain Senior Secured Revolving Credit Facility Agreement, dated September 30, 2012 (the “Credit Agreement”), by and among the Company, as borrower, Healthcare Distribution Specialists LLC, as guarantor, and the Lender, as lender, pursuant to which the Company shall issue to the Lender at the election of the Lender in its sole discretion, certain shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms and conditions of the Credit Agreement.

WHEREAS, pursuant to the terms of the Credit Agreement, (i) the Company has agreed to issue, on the date hereof, certain shares of the Company’s Common Stock in the amount of 3,048,781 shares, bearing certificate number 9084 (the “Commitment Shares”) and (ii) the Company has agreed to issue, in the future, certain shares of the Company’s Common Stock to Lender upon the Lender’s conversion of principal and/or interest due under or in connection with the Credit Agreement (the “Conversion Shares” and together with the Commitment Shares, the “Shares”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Recitals.  The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.

2.Common Stock Issued Under the Credit Agreement.

(a)

Issuance of Shares.  In the event, for any reason, (i) the Company fails to deliver any portion of the Shares to Lender when such Shares are to be issued and delivered to Lender in accordance with the Credit Agreement or (ii) otherwise fails to act to permit the Transfer Agent to remove the restrictive legend from the certificate evidencing the Shares when such shares are available to be issued without restriction pursuant to applicable law, then the parties hereto acknowledge that the Lender shall irrevocably be entitled to deliver to the Transfer Agent, on behalf of the Company, a notice requesting the issuance of the Shares then issuable and/or removal of the restrictive legend in accordance with the terms of the Credit Agreement (the “Notice”).  Upon the Transfer Agent’s receipt of a Notice from the Lender, the Transfer Agent, provided they are the acting transfer agent for the Company at the time, shall, without any further confirmation or instructions from the Company, and within three (3) business days from Transfer Agent’s receipt of the Notice, issue and surrender to a nationally recognized overnight courier for delivery to Lender at the address specified in the Notice, a certificate of the Common Stock of the Company, in the name of the Lender, for the number of Shares to which the Lender shall be then entitled under the Credit Agreement, as set forth in the Notice.

(b)

Removal of Restrictive Legends.  In the event that the Lender, through its counsel or other representatives, submits to the Transfer Agent any Shares for the removal of the restrictive legends thereon, whether in connection with a sale of such shares pursuant to any exemption to the registration requirements under the Securities Act, or otherwise, and the Company and or its counsel refuses or fails for any reason to render an opinion of counsel required for the removal of the restrictive legends, then the Company hereby agrees and acknowledges that the Lender is hereby irrevocably and expressly authorized to have counsel to the Lender render any and all opinions which may be required for purposes of removing such restrictive legends, and in the event the Lender submits an opinion of counsel from its own counsel as hereby contemplated, the Transfer Agent hereby acknowledges and agrees that it will rely on and accept such opinion of counsel and all documentation submitted in connection therewith, and without any confirmation or instructions from the Company, issue such Shares without restrictive legends as instructed by the Lender and within three (3) business days of receipt of the required request and opinions from the Lender, its agent or counsel, issue and surrender to a common carrier for overnight delivery to the address as specified by the Lender, certificates, registered in the name of the Lender or its designees, representing the Shares to which the Lender is entitled, without any restrictive legends and otherwise freely transferable on the books and records of the Company.

3.

Authorized Agent of the Company.  The Company hereby irrevocably appoints the Lender and its counsel and its representatives, each as the Company’s duly authorized agent and attorney-in-fact for the Company for the purposes of authorizing and instructing the Transfer Agent to process issuances and transfers upon instructions from Lender, or any counsel or representatives of Lender, as specifically contemplated herein.  The authorization and power of attorney granted hereby is coupled with an interest and is irrevocable so long as any obligations of the Company under the Credit Agreement remain outstanding, and so long as the Lender owns or has the right to receive, any Shares thereunder.  In this regard, the Transfer Agent agrees as follows:

(a)

The Transfer Agent shall accept and rely exclusively on any Notice submitted by the Lender and shall not seek confirmation and/or instructions from the Company to process any Notice, or any other instruction or order from the Lender that, pursuant to the terms hereof, does not require confirmation or instruction from the Company.

(b)

The Transfer Agent shall accept and rely exclusively on the opinions of counsel and other documentation submitted by the Lender for the removal of any restrictive legends as contemplated by this Agreement, and Transfer Agent shall not seek confirmation and/or instructions from the Company to process such submissions by the Lender.

(c)

The Transfer Agent shall have no liability to the Company hereunder for relying or acting on instructions from the Lender as hereby contemplated.  Any Notice or other instruction or request made by Lender hereunder, for removal of restrictive legends or otherwise, together with any supporting documentation delivered hereunder, shall constitute an irrevocable instruction to the Transfer Agent to process such notice or instruction in accordance with the terms thereof, and the Company hereby indemnifies and holds the Transfer Agent forever harmless of and from any action taken by the Transfer Agent in reliance upon instructions of the Lender as hereby provided.  Any notices, instructions, opinions or other documents required hereunder may be transmitted by the Lender to the Transfer Agent by facsimile, e-mail or any other commercially reasonable method.

(d)

The Company hereby confirms to the Transfer Agent and the Lender that it can NOT and will NOT give instructions, including stop orders or otherwise, inconsistent with the terms of this Agreement with regard to the matters contemplated herein, and Transfer Agent agrees and acknowledges that, even if the Company gives any such inconsistent instructions or orders, Transfer Agent shall disregard such instructions or orders and will not abide by any such instructions or orders, and Transfer Agent will act in accordance with the Lender’s instructions as hereby contemplated and permitted once the Company, as a client of the Transfer Agent, has executed this Agreement.

(e)

The Company shall not be entitled to, nor will the Transfer Agent grant a suspension or delay in undertaking of its obligations hereunder for any time period in order for the Company to review any matters contemplated herein with its counsel, to obtain a court order or its equivalent in order to prevent the Transfer Agent from acting hereunder, or to otherwise allow the Company, through any tactic, maneuver, or strategy, to impair, hinder, delay or prevent Transfer Agent from acting in accordance with the Lender’s instructions as hereby contemplated and permitted within the time periods herein provided once the Company has executed this Agreement.

(f)

The Company and the Transfer Agent hereby acknowledge and confirm that Transfer Agent’s compliance with the terms of this Agreement does not and will not in any way prohibit the Transfer Agent from satisfying any and all responsibilities and duties it may owe to the Company.

(g)

The Transfer Agent, within one (1) business day after request of the Lender, and without instruction or confirmation by the Company, will provide to the Lender the total number of authorized shares of the Company’s Common Stock as well as the current outstanding shares of the Company’s Common Stock as of the date of the request.

4.

Replacement of Transfer Agent.  The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Lender.  The Company agrees that, in the event the Transfer Agent resigns as the Company’s transfer agent, the Company will engage a suitable replacement transfer agent that has agreed to serve as transfer agent and to be bound by the terms and conditions of this Agreement within ten (10) business days of the resignation of the Transfer Agent.  The Company’s obligation to obtain a suitable replacement transfer agent shall not affect the current Transfer Agent’s ability to resign.

5.

Miscellaneous.

(a)

Material Inducement.  The Company acknowledges that the Lender is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and such representations and covenants are a material inducement to the Lender entering into the Credit Agreement.  The Company further acknowledges that without such representations and covenants of the Company and Transfer Agent made hereunder, the Lender would not enter into the Credit Agreement.

(b)

Injunction and Specific Performance.  The Company and Transfer Agent each specifically acknowledges and agrees that in the event of a breach or threatened breach by either the Company or the Transfer Agent of any provision hereof, the Lender will be irreparably damaged and that damages at law would be an inadequate remedy if this Agreement were not specifically enforced.  Therefore, in the event of a breach or threatened breach of any provision of this Agreement by the Company or the Transfer Agent, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Lender shall be entitled to obtain, in addition to all other rights or remedies Lender may have, at law or in equity, an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of this Agreement.

(c)

Notices.  All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:

Sunpeaks Ventures, Inc.

9337 Fraser Avenue

Silver Spring, MD 20910

Attention: Mackie Barch

Facsimile: (240) 235-4370

With a copy to:

Shulman, Rogers, Gandal, Pordy & Ecker, P.A.

(which shall not constitute notice)

12505 Park Potomac Avenue, 6th Floor

Potomac, MD 20854

Attention: Martin Schaffer, Esq.

Facsimile: (301) 230-2891

If to the Lender:

TCA Global Credit Master Fund, LP

1404 Rodman Street

Hollywood, FL 33020

Attn: Mr. Robert Press

Facsimile: (786) 323-1651

With a copy to:

Lucosky Brookman LLP

(which shall not constitute notice)

33 Wood Avenue South, 6th Floor

Iselin, NJ 08830

Attn: Seth A. Brookman, Esq.

Facsimile: (732) 395-4401

If to the Transfer Agent:

Action Stock Transfer Corporation

2469 E. Fort Union Blvd., Suite 244

Salt Lake City, UT 84121

Attn: Justeene Blankenship

Facsimile: (801) 274-1099

unless the address is changed by the party by like notice given to the other parties.  Notice shall be in writing and shall be deemed received: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day.  Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day.  Notwithstanding the foregoing, notice, requests or demands or other communications referred to in this Agreement may be sent by facsimile, by e-mail or other method of delivery, but shall be deemed to have been given only when the sending party has confirmed that the receiving party has received such notice.

(d)

Applicable Law and Consent to Jurisdiction.  This Agreement shall be construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of laws.  The parties further agree that any action between them shall be heard in Nevada and expressly consent to the jurisdiction and venue of the State Court sitting in Nevada and the United States District Court for the District of Nevada for the adjudication of any civil action asserted pursuant to this Agreement, provided, however, nothing contained herein shall limit the Lender’s ability to bring suit or enforce this Agreement in any other jurisdiction. By their execution hereof, each party hereto irrevocably waives any objection and any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such courts or from the execution of judgments resulting therefrom.

(e)

Severability.  If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental authority of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(f)

Execution.  This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(g)

Headings.  The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

(h)

Gender and Use of Singular and Plural.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(i)

Prevailing Party.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover from the non-prevailing party, reasonable attorneys’ fees, court costs and all expenses, even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

COMPANY:

SUNPEAKS VENTURES, INC.

By:________________________________
Name: Mackie Barch
Title: Chief Executive Officer

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By: TCA Global Credit Fund GP, Ltd., its general partner

By: ________________________________
Name: Robert Press
Title: Director

TRANSFER AGENT:

ACTION STOCK TRANSFER CORPORATION

By:________________________________
Name:______________________________
Title:_______________________________

Exhibit E

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, ACCEPTABLE TO BORROWER’S COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

REVOLVING PROMISSORY NOTE

Issuance Date: September 30, 2012	US$700,000

Effective Date: October 11, 2012

FOR VALUE RECEIVED, SUNPEAKS VENTURES, INC., a corporation incorporated under the laws of the State of Nevada, whose address is 9337 Fraser Avenue, Silver Spring, Maryland 20910, (the “Borrower”) promises to pay to the order of TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (hereinafter, together with any holder hereof, the “Lender”), whose address is 1404 Rodman Street, Hollywood, Florida 33020, on or before the six (6) month anniversary of the Effective Date or such later date as agreed upon after the date hereof in a signed writing by the Lender (the “Revolving Loan Maturity Date”), the lesser of: (i) Seven Hundred Thousand and No/100 United States Dollars (US$700,000); or (ii) the aggregate principal amount outstanding under and pursuant to that certain senior secured revolving credit facility agreement, dated as of September 30, 2012, executed by and among the Borrower, Healthcare Distribution Specialists LLC, and the Lender (as amended, supplemented or modified from time to time, the “Credit Agreement”), together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount outstanding from time to time. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

This Revolving Promissory Note (the “Note”) evidences a portion of the aggregate Revolving Loans being advanced and which may be advanced to the Borrower under and pursuant to the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan Maturity Date or any payment hereon may be accelerated.  The holder of this Note is entitled to all of the benefits and security provided for in the Loan Documents of even date herewith.  This Note shall be repaid by Borrower, or any person liable for the payment of this Note, on the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of the Credit Agreement.

Principal and interest shall be paid to Lender as set forth in the Credit Agreement, or at such other place as the holder of this Note shall designate in writing to the Borrower.  Each Revolving Loan made by Lender, and all payments on account of the principal and interest thereof shall be recorded on the books and records of Lender and the principal balance as shown on such books and records, or any copy thereof certified by an officer of Lender, shall be rebuttable presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Credit Agreement, the Borrower, or any person liable for the payment of this Note, waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the full face amount of this Note.

The Revolving Loan evidenced hereby has been made and/or issued and this Note has been delivered at Lender’s main office set forth above.  This Note shall be governed and construed in accordance with the laws of the State of Nevada, in which state it shall be performed, and shall be binding upon, or any person liable for the payment of this Note, and its legal representatives, successors, and assigns.  Wherever possible, each provision of the Credit Agreement and this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement or this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Credit Agreement or this Note.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require the Borrower, or any person liable for the payment of this Note, to pay interest in an amount or at a rate greater than the highest rate permissible under applicable law.  By acceptance hereof, Lender hereby warrants and represents to Borrower, or any person liable for the payment of this Note, that Lender has no intention of charging a usurious rate of interest.  Should any interest or other charges paid by Borrower, or any parties liable for the payments made pursuant to this Note, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof.  Lender shall make adjustments in the Note or Credit Agreement, as applicable, as necessary to ensure that Borrower, or any person liable for the payment of this Note, will not be required to pay further interest in excess of the amount permitted by Nevada law.  All such excess shall be automatically credited against and in reduction of the outstanding principal balance.  Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Borrower and any parties liable for the payment of this Note, it being the intent of the parties hereto that under no circumstances shall Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth

BORROWER:

SUNPEAKS VENTURES, INC.

By: /s/ Mackie Barch

Name: Mackie Barch

Title: Chief Executive Officer

[Signature Page to Revolving Promissory Note]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing revolving promissory note as a guarantor, hereby consents and agrees to said revolving promissory note and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said revolving promissory note to the same extent as if the undersigned were a party to said revolving promissory note.

HEALTHCARE DISTRIBUTION SPECIALISTS LLC

By:  /s/ Mackie Barch

Name:  Mackie Barch

Title:  Chief Executive Officer

Exhibit F-1

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated effective as of September 30, 2012 (as amended, restated or modified from time to time, the “Security Agreement”), is executed by and between SUNPEAKS VENTURES, INC., a corporation incorporated under the laws of the State of Nevada (the “Grantor”), and TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Secured Party”).

R E C I T A L S:

WHEREAS, the Grantor has entered into a senior secured revolving credit facility agreement, dated as of the date hereof (the “Credit Agreement”), by and among the Grantor, as borrower (in such capacity, the “Borrower”), Healthcare Distribution Specialists LLC, as guarantor, and the Secured Party, as lender, pursuant to which the Secured Party shall advance an aggregate principal amount of up to Five Million and No/100 United States Dollars (US$5,000,000) (the “Loan”), which Loan is further evidenced by revolving promissory notes to be given by the Borrower in favor of the Secured Party (the “Notes”);

WHEREAS, in order to induce the Secured Party to make the Loan, and with full knowledge that the Secured Party would not make the Loan without this Security Agreement, the Grantor has agreed to execute and deliver this Security Agreement to the Secured Party, for the benefit of the Secured Party; and

NOW, THEREFORE, in consideration of the credit extended now and in the future by Secured Party to the Borrower and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor and Secured Party hereby agree as follows:

A G R E E M E N T S:

15.

DEFINITIONS.

15.1

Defined Terms.  Capitalized terms used but not otherwise defined in this Security Agreement shall have the meanings ascribed to them in the Credit Agreement.  For the purposes of this Security Agreement, the following capitalized words and phrases shall have the meanings set forth below.

“Capital Securities” shall mean, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the date hereof, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership or any other equivalent of such ownership interest.

“Collateral” shall have the meaning set forth in Section 2.1 hereof.

“Obligor” shall mean Grantor, or any other party liable with respect to the Obligations.

“Taxes” shall mean any and all present and future taxes, duties, levies, imposts, deductions, assessments, charges or withholdings, and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing.

“Unmatured Event of Default” shall mean any event which, with the giving of notice, the passage of time or both, would constitute an Event of Default.

15.2

Other Terms Defined in UCC.  All other capitalized words and phrases used herein and not otherwise specifically defined herein or in the Credit Agreement shall have the respective meanings assigned to such terms in the UCC, to the extent the same are used or defined therein.

1.3

Other Interpretive Provisions.

(a)

The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.  Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa, and in particular the word “Grantor” shall be so construed.

(b)

Section and Schedule references are to this Security Agreement unless otherwise specified.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement.

(c)

The term “including” is not limiting, and means “including, without limitation”.

(d)

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”.

(e)

Unless otherwise expressly provided herein, (i) references to agreements (including this Security Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

(f)

To the extent any of the provisions of the other Loan Documents are inconsistent with the terms of this Security Agreement, the provisions of this Security Agreement shall govern.

(g)

This Security Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters.  All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

16.

SECURITY FOR THE OBLIGATIONS.

16.1

Security for Obligations.  As security for the payment and performance of the Obligations, Grantor does hereby pledge, assign, transfer, deliver and grant to Secured Party a continuing and unconditional first priority security interest in and to any and all property of Grantor, of any kind or description, tangible or intangible, wheresoever located and whether now existing or hereafter arising or acquired, including the following (all of which property for Grantor, along with the products and proceeds therefrom, are individually and collectively referred to as the “Collateral”):

all property of, or for the account of, Grantor now or hereafter coming into the possession, control or custody of, or in transit to, Secured Party or any agent or bailee for Secured Party or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Obligations (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all cash, earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; and

the additional property of Grantor, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions, betterments and replacements therefor, products and Proceeds therefrom, and all of Grantor's books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of Grantor's right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, identified and set forth as follows:

All Accounts and all goods whose sale, lease or other disposition by Grantor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Grantor, or rejected or refused by an Account Grantor;

All Inventory, including raw materials, work-in-process and finished goods;

All goods (other than Inventory), including embedded software, Equipment, vehicles, furniture and Fixtures;

All Software and computer programs;

All Securities, Investment Property, Financial Assets and Deposit Accounts;

All Chattel Paper, Electronic Chattel Paper, Instruments, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health-Care-Insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims and General Intangibles, including Payment Intangibles;

All real estate property owned by Grantor and the interest of Grantor in fixtures related to such real property; and

All Proceeds (whether Cash Proceeds or Non-cash Proceeds) of the foregoing property, including all insurance policies and proceeds of insurance payable by reason of loss or damage to the foregoing property, including unearned premiums, and of eminent domain or condemnation awards.

16.2

Possession and Transfer of Collateral.  Until an Event of Default has occurred and is continuing, Grantor shall be entitled to possession and use of the Collateral (other than Instruments or Documents (including Tangible Chattel Paper and Investment Property consisting of certificated securities) and other Collateral required to be delivered to Secured Party pursuant to this Section 2).  The cancellation or surrender of any promissory note evidencing an Obligation, upon payment or otherwise, shall not affect the right of Secured Party to retain the Collateral for any other of the Obligations except upon payment in full of the Obligations.  Grantor shall not sell, assign (by operation of law or otherwise), license, lease or otherwise dispose of, or grant any option with respect to any of the Collateral, except as permitted pursuant to the Credit Agreement.

16.3

Financing Statements.  Grantor authorizes Secured Party to prepare and file such financing statements, amendments and other documents and do such acts as Secured Party deems necessary in order to establish and maintain valid, attached and perfected, first priority security interests in the Collateral in favor of Secured Party, free and clear of all Liens and claims and rights of third parties whatsoever, except Permitted Liens.  Grantor hereby irrevocably authorizes Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral is comprised of all assets of Grantor (or words of similar effect), regardless of whether any particular asset comprising a part of the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed, and (b) contain any other information required by Section 5 of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantor is an organization, the type of organization, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates.  Grantor agrees to furnish any such information to Secured Party promptly upon request.  In addition, Grantor shall make appropriate entries on its books and records disclosing the security interests of Secured Party in the Collateral.  Grantor hereby agrees that a photogenic or other reproduction of this Security Agreement is sufficient for filing as a financing statement and Grantor authorizes Secured Party to file this Security Agreement as a financing statement in any jurisdiction.

16.4

Preservation of the Collateral.  Secured Party may, but is not required to, take such actions from time to time as Secured Party reasonably deems appropriate to maintain or protect the Collateral. Secured Party shall have exercised reasonable care in the custody and preservation of the Collateral if Secured Party takes such action as Grantor shall reasonably request in writing which is not inconsistent with Secured Party's status as a secured party, but the failure of Secured Party to comply with any such request shall not be deemed a failure to exercise reasonable care; provided, however, Secured Party's responsibility for the safekeeping of the Collateral shall (i) be deemed reasonable if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, and (ii) not extend to matters beyond the control of Secured Party, including acts of God, war, insurrection, riot or governmental actions.  In addition, any failure of Secured Party to preserve or protect any rights with respect to the Collateral against prior or third parties, or to do any act with respect to preservation of the Collateral, not so requested by Grantor, shall not be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.  Grantor shall have the sole responsibility for taking such action as may be necessary, from time to time, to preserve all rights of Grantor and Secured Party in the applicable Collateral against prior or third parties.  Without limiting the generality of the foregoing, where Collateral consists in whole or in part of Capital Securities, Grantor represents to, and covenants with, Secured Party that Grantor has made arrangements for keeping informed of changes or potential changes affecting the Capital Securities (including rights to convert or subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Grantor agrees that Secured Party shall have no responsibility or liability for informing Grantor of any such or other changes or potential changes or for taking any action or omitting to take any action with respect thereto.

16.5

Other Actions as to any and all Collateral.  Grantor further agrees to take any other action reasonably requested by Secured Party to ensure the attachment, perfection and first priority of, and the ability of Secured Party to enforce, the security interest of Secured Party in any and all of the Collateral including (a) causing Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the security interest of Secured Party in such Collateral, (b) if within the control of the Grantor, complying with, and, if not within the control of the Grantor, using best efforts to comply with, any provision of any statute, regulation or treaty of the United States as to any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral, (c) using best efforts to obtain governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person with authority or control over or an interest in any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request, (d) using best efforts to obtain waivers from mortgagees and landlords in form and substance reasonably satisfactory to Secured Party which affect any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request, and (e) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction.  Grantor further agrees to indemnify and hold Secured Party harmless against claims of any Persons not a party to this Security Agreement concerning disputes arising over the Collateral except to the extent resulting from the gross negligence or willful misconduct of Secured Party or its Affiliates.

16.6

Collateral in the Possession of a Warehouseman or Bailee.  If any material portion of the Collateral at any time is in the possession of a warehouseman or bailee, Grantor shall promptly notify Secured Party thereof, and, as soon as possible but not more than forty-five (45) days later, shall use best efforts to obtain a Collateral Access Agreement in form and substance reasonably satisfactory to Secured Party from such warehouseman or bailee.

16.7

Letter-of-Credit Rights.  If Grantor at any time is a beneficiary under a letter of credit now or hereafter issued in favor of Grantor, Grantor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Secured Party of the proceeds of any drawing under the letter of credit, or (ii) arrange for Secured Party to become the transferee beneficiary of the letter of credit, with Secured Party agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Credit Agreement.

16.8

Commercial Tort Claims.  If Grantor shall at any time hold or acquire a Commercial Tort Claim, Grantor shall promptly notify Secured Party in writing signed by Grantor of the details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, in each case in form and substance reasonably satisfactory to Secured Party, and shall execute any amendments hereto deemed reasonably necessary by Secured Party to perfect the security interest of Secured Party in such Commercial Tort Claim.

16.9

Electronic Chattel Paper and Transferable Records.  If Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Grantor shall promptly notify Secured Party thereof and, at the request of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  Secured Party agrees with Grantor that Secured Party will arrange, pursuant to procedures reasonably satisfactory to Secured Party and so long as such procedures will not result in Secured Party's loss of control, for Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control.

17.

REPRESENTATIONS AND WARRANTIES.

Grantor makes the following representations and warranties to Secured Party:

17.1

Grantor Organization and Name. Grantor is a corporation duly incorporated and in good standing under the laws of the State of Nevada, with full and adequate power to carry on and conduct its business as presently conducted.  Grantor is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities requires such qualification or licensing except where the failure to be so licensed or qualified would not cause a Material Adverse Effect.  The exact legal name of Grantor is as set forth in the first paragraph of this Security Agreement and Grantor currently does not conduct, nor has it during the last five (5) years, conducted business under any other name or trade name.

17.2

Authorization.  Grantor has full right, power and authority to enter into this Security Agreement and to perform all of its duties and obligations under this Security Agreement.  The execution and delivery of this Security Agreement and the other Loan Documents to which Grantor is a party will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the articles of incorporation or by-laws of Grantor.  All necessary and appropriate action has been taken on the part of Grantor to authorize the execution and delivery of this Security Agreement.

17.3

Validity and Binding Nature.  This Security Agreement is the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

17.4

Consent; Absence of Breach.  The execution, delivery and performance of this Security Agreement and any other documents or instruments to be executed and delivered by Grantor in connection herewith, do not and will not (a) require any consent, approval, authorization, or filings with, notice to or other act by or in respect of, any governmental authority or any other Person (other than filings or notices in connection with the Liens granted pursuant to his Security Agreement, or pursuant to federal or state securities laws or other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority except for such conflicts which would not result in a Material Adverse Effect, (ii) the articles of incorporation, bylaws or other organic document of Grantor, or (iii) any material agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon Grantor or any of its properties or assets except for such conflicts which would not result in a Material Adverse Effect; or (c) require, or result in, the creation or imposition of any Lien on any asset of Grantor, other than Liens in favor of Secured Party created pursuant to this Security Agreement and Permitted Liens.

17.5

Ownership of Collateral; Liens.  Grantor is the sole owner of all of the Collateral, free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like), other than Permitted Liens.

17.6

Adverse Circumstances.  No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or, to Grantor's knowledge, threatened litigation or proceeding or basis therefor) exists which (a) would have a Material Adverse Effect upon Grantor, or (b) would constitute an Event of Default or an Unmatured Event of Default.

17.7

Security Interest.  This Security Agreement creates a valid security interest in favor of Secured Party in the Collateral and, when properly perfected by filing in the appropriate jurisdictions, or by possession or Control of such Collateral by Secured Party or delivery of such Collateral to Secured Party, shall constitute a valid, perfected, first-priority security interest in such Collateral.

17.8

Place of Business.  The principal place of business and books and records of Grantor is set forth in the preamble to this Security Agreement, and the location of all Collateral, if other than at such principal place of business, is as set forth on Schedule 3.8 attached hereto and made a part hereof, and Grantor shall promptly notify Secured Party of any change in such locations.  Grantor will not remove or permit the Collateral to be removed from such locations without the prior written consent of Secured Party, except as permitted pursuant to the Credit Agreement.

17.9

Complete Information.  This Security Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials and information heretofore or contemporaneously herewith furnished in writing by Grantor to Secured Party for purposes of, or in connection with, this Security Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of Grantor to Secured Party pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by Secured Party that any projections and forecasts provided by Grantor are based on good faith estimates and assumptions believed by Grantor to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

18.

REMEDIES.

Upon the occurrence and during the continuation of any Event of Default, Secured Party shall have all rights, powers and remedies set forth in this Security Agreement or the other Loan Documents or in any other written agreement or instrument relating to any of the Obligations or any security therefor, as a secured party under the UCC or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, Secured Party may, at its option upon the occurrence and during the continuation of any Event of Default, declare its commitments to Grantor to be terminated and all Obligations to be immediately due and payable, or, if provided in the Loan Documents, all commitments of Secured Party to Grantor shall immediately terminate and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of Secured Party, except as required by the Credit Agreement.  Grantor hereby waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands, except as required by the Credit Agreement, in connection with the enforcement of Secured Party's rights under the Loan Documents, and hereby consents to, and waives notice of release, with or without consideration, of any Collateral, notwithstanding anything contained herein or in the Loan Documents to the contrary.  In addition to the foregoing upon the occurrence and during the continuation of an Event of Default:

18.1

Possession and Assembly of Collateral.  Secured Party may, without notice, demand or initiate legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which Secured Party already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may at any time enter into any of Grantor's premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of and Secured Party shall have the right to store and conduct a sale of the same in any of Grantor's premises without cost to Secured Party.  At Secured Party's request, Grantor will, at Grantor’s sole expense, assemble the Collateral and make it available to Secured Party at a place or places to be designated by Secured Party which is reasonably convenient to Secured Party and Grantor.

18.2

Sale of Collateral.  Secured Party may sell any or all of the Collateral at public or private sale, upon such terms and conditions as Secured Party may deem proper, and Secured Party may purchase any or all of the Collateral at any such sale.  Grantor acknowledges that Secured Party may be unable to effect a public sale of all or any portion of the Collateral because of certain legal and/or practical restrictions and provisions which may be applicable to the Collateral and, therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers.  Grantor consents to any such private sale so made even though at places and upon terms less favorable than if the Collateral were sold at public sale.  Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  Secured Party may apply the net proceeds, after deducting all costs, expenses, attorneys' and paralegals' fees incurred or paid at any time in the collection, protection and sale of the Collateral and the Obligations, to the payment of the Obligations, returning the excess proceeds, if any, to Grantor.  Grantor shall remain liable for any amount remaining unpaid after such application, with interest at the Default Rate.  Any notification of intended disposition of the Collateral required by law shall be conclusively deemed reasonably and properly given if given by Secured Party at least ten (10) calendar days before the date of such disposition.  Grantor hereby confirms, approves and ratifies all acts and deeds of Secured Party relating to the foregoing, and each part thereof, and expressly waives any and all claims of any nature, kind or description which it has or may hereafter have against Secured Party or its representatives, by reason of taking, selling or collecting any portion of the Collateral other than in the event of any intentional misconduct or gross negligence.  Grantor consents to releases of the Collateral at any time (including prior to default) and to sales of the Collateral in groups, parcels or portions, or as an entirety, as Secured Party shall deem appropriate.  Grantor expressly absolves Secured Party from any loss or decline in market value of any Collateral by reason of delay in the enforcement or assertion or non-enforcement of any rights or remedies under this Security Agreement.

18.3

Standards for Exercising Remedies.  To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to incur expenses deemed necessary by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Grantors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Grantors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including any warranties of title, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral.  Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party's exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section.  Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Grantor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section.

18.4

UCC and Offset Rights.  Secured Party may exercise, from time to time, any and all rights and remedies available to it under the UCC or under any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Security Agreement or in any other agreements between any Obligor and Secured Party, and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys' and paralegals' fees and costs, and in such order of application as Secured Party may, from time to time, elect, any indebtedness of Secured Party to any Obligor, however created or arising, including balances, credits, deposits, accounts or moneys of such Obligor in the possession, control or custody of, or in transit to Secured Party.  Grantor, on behalf of itself and any Obligor, hereby waives the benefit of any law that would otherwise restrict or limit Secured Party in the exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any such indebtedness owing from Secured Party to any Obligor.

18.5

Additional Remedies.  Upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right and power to:

instruct Grantor, at its own expense, to notify any parties obligated on any of the Collateral, including any Account Grantors, to make payment directly to Secured Party of any amounts due or to become due thereunder, or Secured Party may directly notify such obligors of the security interest of Secured Party, and/or of the assignment to Secured Party of the Collateral and direct such obligors to make payment to Secured Party of any amounts due or to become due with respect thereto, and thereafter, collect any such amounts due on the Collateral directly from such Persons obligated thereon;

enforce collection of any of the Collateral, including any Accounts, by suit or otherwise, or make any compromise or settlement with respect to any of the Collateral, or surrender, release or exchange all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder;

take possession or control of any proceeds and products of any of the Collateral, including the proceeds of insurance thereon;

extend, renew or modify for one or more periods (whether or not longer than the original period) the Obligations or any obligation of any nature of any other obligor with respect to the Obligations;

grant releases, compromises or indulgences with respect to the Obligations, any extension or renewal of any of the Obligations, any security therefor, or to any other obligor with respect to the Obligations;

transfer the whole or any part of Capital Securities which may constitute Collateral into the name of Secured Party or Secured Party's nominee without disclosing, if Secured Party so desires, that such Capital Securities so transferred are subject to the security interest of Secured Party, and any corporation, association, or any of the managers or trustees of any trust issuing any of such Capital Securities, or any transfer agent, shall not be bound to inquire, in the event that Secured Party or such nominee makes any further transfer of such Capital Securities, or any portion thereof, as to whether Secured Party or such nominee has the right to make such further transfer, and shall not be liable for transferring the same;

vote the Collateral;

make an election with respect to the Collateral under Section 1111 of the Bankruptcy Code or take action under Section 364 or any other section of Bankruptcy Code; provided, however, that any such action of Secured Party as set forth herein shall not, in any manner whatsoever, impair or affect the liability of Grantor hereunder, nor prejudice, waive, nor be construed to impair, affect, prejudice or waive Secured Party's rights and remedies at law, in equity or by statute, nor release, discharge, nor be construed to release or discharge, Grantor, any guarantor or other Person liable to Secured Party for the Obligations; and

at any time, and from time to time, accept additions to, releases, reductions, exchanges or substitution of the Collateral, without in any way altering, impairing, diminishing or affecting the provisions of this Security Agreement, the Loan Documents, or any of the other Obligations, or Secured Party's rights hereunder, under the Obligations.

Grantor hereby ratifies and confirms whatever Secured Party may do with respect to the Collateral and agrees that Secured Party shall not be liable for any error of judgment or mistakes of fact or law with respect to actions taken in connection with the Collateral other than as a result of intentional misconduct or gross negligence.

18.6

Attorney-in-Fact.  Grantor hereby irrevocably makes, constitutes and appoints Secured Party (and any officer of Secured Party or any Person designated by Secured Party for that purpose) as Grantor's true and lawful proxy and attorney-in-fact (and agent-in-fact) in Grantor's name, place and stead, with full power of substitution, to (i) take such actions as are permitted in this Security Agreement, (ii) execute such financing statements and other documents and to do such other acts as Secured Party may require to perfect and preserve Secured Party's security interest in, and to enforce such interests in the Collateral, and (iii) upon the occurrence of an Event of Default, carry out any remedy provided for in this Security Agreement, including endorsing Grantor's name to checks, drafts, instruments and other items of payment, and proceeds of the Collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Grantor, changing the address of Grantor to that of Secured Party, opening all envelopes addressed to Grantor and applying any payments contained therein to the Obligations.  Grantor hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.  Grantor hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Security Agreement.

18.7

No Marshaling.  Secured Party shall not be required to marshal any present or future collateral security (including this Security Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order.  To the extent that it lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party's rights under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.

18.8

No Waiver.  No Event of Default shall be waived by Secured Party except in writing.  No failure or delay on the part of Secured Party in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  There shall be no obligation on the part of Secured Party to exercise any remedy available to Secured Party in any order.  The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity.  Grantor agrees that in the event that Grantor fails to perform, observe or discharge any of its Obligations or liabilities under this Security Agreement or any other agreements with Secured Party, no remedy of law will provide adequate relief to Secured Party, and further agrees that Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

18.9

 Application of Proceeds.  Secured Party will within three (3) Business Days after receipt of cash or solvent credits from collection of items of payment, proceeds of Collateral or any other source, apply the whole or any part thereof against the Obligations secured hereby.  Secured Party shall further have the exclusive right to determine how, when and what application of such payments and such credits shall be made on the Obligations, and such determination shall be conclusive upon Grantor.  Any proceeds of any disposition by Secured Party of all or any part of the Collateral may be first applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the Collateral, including reasonable attorneys’ fees and legal expenses and costs as provided for in Section 5.13 hereof.

19.

MISCELLANEOUS.

19.1

Entire Agreement.  This Security Agreement and the other Loan Documents (i) are valid, binding and enforceable against Grantor and Secured Party in accordance with their respective provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof; and (iii) are the final expression of the intentions of Grantor and Secured Party.  No promises, either expressed or implied, exist between Grantor and Secured Party, unless contained herein or therein.  This Security Agreement, together with the other Loan Documents, supersedes all negotiations, representations, warranties, commitments, term sheets, discussions, negotiations, offers or contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof with respect to any matter, directly or indirectly related to the terms of this Security Agreement and the other Loan Documents.  This Security Agreement and the other Loan Documents are the result of negotiations between Secured Party and Grantor and have been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and are the products of all parties.  Accordingly, this Security Agreement and the other Loan Documents shall not be construed more strictly against Secured Party merely because of Secured Party's involvement in their preparation.

19.2

Amendments; Waivers.  No delay on the part of Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.  No amendment, modification or waiver of, or consent with respect to, any provision of this Security Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Secured Party, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

19.3

WAIVER OF DEFENSES.  GRANTOR WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH GRANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY SECURED PARTY IN ENFORCING THIS SECURITY AGREEMENT.  PROVIDED SECURED PARTY ACTS IN GOOD FAITH, GRANTOR RATIFIES AND CONFIRMS WHATEVER SECURED PARTY MAY DO PURSUANT TO THE TERMS OF THIS SECURITY AGREEMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO GRANTOR.

19.4

FORUM SELECTION AND CONSENT TO JURISDICTION.  TO INDUCE SECURED PARTY TO MAKE FINANCIAL ACCOMMODATIONS TO GRANTOR, GRANTOR AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEVADA; PROVIDED THAT NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF NEVADA, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  GRANTOR AND SECURED PARTY FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEVADA.  GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

19.5

WAIVER OF JURY TRIAL.  GRANTOR AND SECURED PARTY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH SECURED PARTY AND GRANTOR ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO GRANTOR.

19.6

Assignability.  Secured Party, prior to the occurrence of an Event of Default and with the consent of Grantor, which consent will not be unreasonably withheld, and after the occurrence and during the continuation of an Event of Default without consent from or notice to anyone, may at any time assign Secured Party's rights in this Security Agreement, the other Loan Documents, the Obligations, or any part thereof and transfer Secured Party's rights in any or all of the Collateral, and Secured Party thereafter shall be relieved from all liability with respect to such Collateral.  This Security Agreement shall be binding upon Secured Party and Grantor and its respective legal representatives and successors.  All references herein to Grantor shall be deemed to include any successors, whether immediate or remote.  In the case of a joint venture or partnership, the term “Grantor” shall be deemed to include all joint venturers or partners thereof, who shall be jointly and severally liable hereunder.

19.7

Binding Effect.  This Security Agreement shall become effective upon execution by Grantor and Secured Party.

19.8

Governing Law.  This Security Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Nevada, without regard to conflict of laws principles.

19.9

Enforceability.  Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

19.10

Time of Essence.  Time is of the essence in making payments of all amounts due Secured Party under the Loan Documents and in the performance and observance by Grantor of each covenant, agreement, provision and term of this Security Agreement and the other Loan Documents.

19.11

Counterparts; Facsimile Signatures.  This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Security Agreement.  Receipt of an executed signature page to this Security Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  Electronic records of executed Loan Documents maintained by Secured Party shall be deemed to be originals thereof.

5.12

Notices.  Except as otherwise provided herein, Grantor waives all notices and demands in connection with the enforcement of Secured Party's rights hereunder.  All notices, requests, demands and other communications provided for hereunder shall be made in accordance with the terms of the Credit Agreement.

5.13

Costs, Fees and Expenses.  Grantor shall pay or reimburse Secured Party for all reasonable costs, fees and expenses incurred by Secured Party or for which Secured Party becomes obligated in connection with the enforcement of this Security Agreement, including search fees, costs and expenses and attorneys' fees, costs and time charges of counsel to Secured Party and all taxes payable in connection with this Security Agreement.  In furtherance of the foregoing, Grantor shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Security Agreement and the other Loan Documents to be delivered hereunder, and agrees to save and hold Secured Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.  That portion of the Obligations consisting of costs, expenses or advances to be reimbursed by Grantor to Secured Party pursuant to this Security Agreement or the other Loan Documents which are not paid on or prior to the date hereof shall be payable by Grantor to Secured Party on demand.  If at any time or times hereafter Secured Party: (a) employs counsel for advice or other representation (i) with respect to this Security Agreement or the other Loan Documents, (ii) to represent Secured Party in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit, or proceeding (whether instituted by Secured Party, Grantor, or any other Person) in any way or respect relating to this Security Agreement, or (iii) to enforce any rights of Secured Party against Grantor or any other Person under of this Security Agreement; (b) takes any action to protect, collect, sell, liquidate, or otherwise dispose of any of the Collateral; and/or (c) attempts to or enforces any of Secured Party's rights or remedies under this Security Agreement, the costs and expenses incurred by Secured Party in any manner or way with respect to the foregoing, shall be part of the Obligations, payable by Grantor to Secured Party on demand.

5.14

Termination.  This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Credit Agreement and the commitments to make Loans thereunder and the full and complete performance and satisfaction and payment in full of all the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  Upon termination of this Security Agreement, Secured Party shall also deliver to Grantor (at the sole expense of Grantor) such UCC termination statements and such other documentation, without recourse, warranty or representation whatsoever, as shall be reasonably requested by Grantor to effect the termination and release of the Liens and security interests in favor of Secured Party affecting the Collateral.

5.15

Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[-Remainder of Page Deliberately Left Blank-]

IN WITNESS WHEREOF, Grantor and Secured Party have executed this Security Agreement as of the date first above written.

GRANTOR:

SUNPEAKS VENTURES, INC.,

a Nevada corporation

By:

/s/ Mackie Barch

Name:

Mackie Barch

Title:

Chief Executive Officer

SECURED PARTY:

TCA GLOBAL CREDIT MASTER FUND, LP

By:  TCA Global Credit Fund GP, Ltd.

Its:   General Partner

By:

/s/ Robert Press

Name:

Robert Press

Title:

Director

[signature page to Security Agreement (parent)]

SCHEDULE 3.8

Collateral Locations/Places of Business

Sunpeaks Ventures, Inc.

9337 Fraser Avenue

Silver Spring, MD 20910

Healthcare Distribution Specialists LLC

9337 Fraser Avenue

Silver Spring, MD 20910

Exhibit F-2

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated effective as of September 30, 2012 (as may be amended, restated or modified from time to time, the “Security Agreement”), is executed by and between HEALTHCARE DISTRIBUTION SPECIALISTS LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Grantor”), and TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Secured Party”).

R E C I T A L S:

WHEREAS, the Grantor has entered into a senior secured revolving credit facility agreement, dated as of the date hereof (the “Credit Agreement”), by and among Sunpeaks Ventures, Inc., as borrower (in such capacity, the “Borrower”), the Grantor, as guarantor, and the Secured Party, as lender, pursuant to which the Secured Party shall advance an aggregate principal amount of up to Five Million and No/100 United States Dollars (US$5,000,000) (the “Loan”), which Loan is further evidenced by revolving promissory notes to be given by the Borrower in favor of the Secured Party (the “Notes”);

WHEREAS, in order to induce the Secured Party to make the Loan, and with full knowledge that the Secured Party would not make the Loan without this Security Agreement, the Grantor has agreed to execute and deliver this Security Agreement to the Secured Party, for the benefit of the Secured Party; and

WHEREAS, the Grantor is a wholly-owned subsidiary of Borrower and will substantially benefit from the Secured Party’s Loan to Borrower;

NOW, THEREFORE, in consideration of the credit extended now and in the future by Secured Party to the Borrower and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor and Secured Party hereby agree as follows:

A G R E E M E N T S:

20.

DEFINITIONS.

20.1

Defined Terms.  Capitalized terms used but not otherwise defined in this Security Agreement shall have the meanings ascribed to them in the Credit Agreement.  For the purposes of this Security Agreement, the following capitalized words and phrases shall have the meanings set forth below.

“Capital Securities” shall mean, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the date hereof, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership or any other equivalent of such ownership interest.

“Collateral” shall have the meaning set forth in Section 2.1 hereof.

“Obligor” shall mean Grantor, or any other party liable with respect to the Obligations.

“Taxes” shall mean any and all present and future taxes, duties, levies, imposts, deductions, assessments, charges or withholdings, and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing.

“Unmatured Event of Default” shall mean any event which, with the giving of notice, the passage of time or both, would constitute an Event of Default.

20.2

Other Terms Defined in UCC.  All other capitalized words and phrases used herein and not otherwise specifically defined herein or in the Credit Agreement shall have the respective meanings assigned to such terms in the UCC, to the extent the same are used or defined therein.

1.3

Other Interpretive Provisions.

(a)

The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.  Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa, and in particular the word “Grantor” shall be so construed.

(b)

Section and Schedule references are to this Security Agreement unless otherwise specified.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement.

(c)

The term “including” is not limiting, and means “including, without limitation”.

(d)

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”.

(e)

Unless otherwise expressly provided herein, (i) references to agreements (including this Security Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

(f)

To the extent any of the provisions of the other Loan Documents are inconsistent with the terms of this Security Agreement, the provisions of this Security Agreement shall govern.

(g)

This Security Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters.  All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

21.

SECURITY FOR THE OBLIGATIONS.

21.1

Security for Obligations.  As security for the payment and performance of the Obligations, Grantor does hereby pledge, assign, transfer, deliver and grant to Secured Party a continuing and unconditional first priority security interest in and to any and all property of Grantor, of any kind or description, tangible or intangible, wheresoever located and whether now existing or hereafter arising or acquired, including the following (all of which property for Grantor, along with the products and proceeds therefrom, are individually and collectively referred to as the “Collateral”):

all property of, or for the account of, Grantor now or hereafter coming into the possession, control or custody of, or in transit to, Secured Party or any agent or bailee for Secured Party or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Obligations (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all cash, earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; and

the additional property of Grantor, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions, betterments and replacements therefor, products and Proceeds therefrom, and all of Grantor's books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of Grantor's right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, identified and set forth as follows:

All Accounts and all goods whose sale, lease or other disposition by Grantor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Grantor, or rejected or refused by an Account Grantor;

All Inventory, including raw materials, work-in-process and finished goods;

All goods (other than Inventory), including embedded software, Equipment, vehicles, furniture and Fixtures;

All Software and computer programs;

All Securities, Investment Property, Financial Assets and Deposit Accounts;

All Chattel Paper, Electronic Chattel Paper, Instruments, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health-Care-Insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims and General Intangibles, including Payment Intangibles;

All real estate property owned by Grantor and the interest of Grantor in fixtures related to such real property; and

All Proceeds (whether Cash Proceeds or Non-cash Proceeds) of the foregoing property, including all insurance policies and proceeds of insurance payable by reason of loss or damage to the foregoing property, including unearned premiums, and of eminent domain or condemnation awards.

21.2

Possession and Transfer of Collateral.  Until an Event of Default has occurred and is continuing, Grantor shall be entitled to possession and use of the Collateral (other than Instruments or Documents (including Tangible Chattel Paper and Investment Property consisting of certificated securities) and other Collateral required to be delivered to Secured Party pursuant to this Section 2).  The cancellation or surrender of any promissory note evidencing an Obligation, upon payment or otherwise, shall not affect the right of Secured Party to retain the Collateral for any other of the Obligations except upon payment in full of the Obligations.  Grantor shall not sell, assign (by operation of law or otherwise), license, lease or otherwise dispose of, or grant any option with respect to any of the Collateral, except as permitted pursuant to the Credit Agreement.

21.3

Financing Statements.  Grantor authorizes Secured Party to prepare and file such financing statements, amendments and other documents and do such acts as Secured Party deems necessary in order to establish and maintain valid, attached and perfected, first priority security interests in the Collateral in favor of Secured Party, free and clear of all Liens and claims and rights of third parties whatsoever, except Permitted Liens.  Grantor hereby irrevocably authorizes Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral is comprised of all assets of Grantor (or words of similar effect), regardless of whether any particular asset comprising a part of the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed, and (b) contain any other information required by Section 5 of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantor is an organization, the type of organization, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates.  Grantor agrees to furnish any such information to Secured Party promptly upon request.  In addition, Grantor shall make appropriate entries on its books and records disclosing the security interests of Secured Party in the Collateral.  Grantor hereby agrees that a photogenic or other reproduction of this Security Agreement is sufficient for filing as a financing statement and Grantor authorizes Secured Party to file this Security Agreement as a financing statement in any jurisdiction.

21.4

Preservation of the Collateral.  Secured Party may, but is not required to, take such actions from time to time as Secured Party reasonably deems appropriate to maintain or protect the Collateral. Secured Party shall have exercised reasonable care in the custody and preservation of the Collateral if Secured Party takes such action as Grantor shall reasonably request in writing which is not inconsistent with Secured Party's status as a secured party, but the failure of Secured Party to comply with any such request shall not be deemed a failure to exercise reasonable care; provided, however, Secured Party's responsibility for the safekeeping of the Collateral shall (i) be deemed reasonable if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, and (ii) not extend to matters beyond the control of Secured Party, including acts of God, war, insurrection, riot or governmental actions.  In addition, any failure of Secured Party to preserve or protect any rights with respect to the Collateral against prior or third parties, or to do any act with respect to preservation of the Collateral, not so requested by Grantor, shall not be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.  Grantor shall have the sole responsibility for taking such action as may be necessary, from time to time, to preserve all rights of Grantor and Secured Party in the applicable Collateral against prior or third parties.  Without limiting the generality of the foregoing, where Collateral consists in whole or in part of Capital Securities, Grantor represents to, and covenants with, Secured Party that Grantor has made arrangements for keeping informed of changes or potential changes affecting the Capital Securities (including rights to convert or subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Grantor agrees that Secured Party shall have no responsibility or liability for informing Grantor of any such or other changes or potential changes or for taking any action or omitting to take any action with respect thereto.

21.5

Other Actions as to any and all Collateral.  Grantor further agrees to take any other action reasonably requested by Secured Party to ensure the attachment, perfection and first priority of, and the ability of Secured Party to enforce, the security interest of Secured Party in any and all of the Collateral including (a) causing Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the security interest of Secured Party in such Collateral, (b) if within the control of the Grantor, complying with, and, if not within the control of the Grantor, using best efforts to comply with, any provision of any statute, regulation or treaty of the United States as to any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral, (c) using best efforts to obtain governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person with authority or control over or an interest in any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request, (d) using best efforts to obtain waivers from mortgagees and landlords in form and substance reasonably satisfactory to Secured Party which affect any material portion of the Collateral as soon as possible but not more than forty-five (45) days after such request, and (e) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction.  Grantor further agrees to indemnify and hold Secured Party harmless against claims of any Persons not a party to this Security Agreement concerning disputes arising over the Collateral except to the extent resulting from the gross negligence or willful misconduct of Secured Party or its Affiliates.

21.6

Collateral in the Possession of a Warehouseman or Bailee.  If any material portion of the Collateral at any time is in the possession of a warehouseman or bailee, Grantor shall promptly notify Secured Party thereof, and, as soon as possible but not more than forty-five (45) days later, shall use best efforts to obtain a Collateral Access Agreement in form and substance reasonably satisfactory to Secured Party from such warehouseman or bailee.

21.7

Letter-of-Credit Rights.  If Grantor at any time is a beneficiary under a letter of credit now or hereafter issued in favor of Grantor, Grantor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Secured Party of the proceeds of any drawing under the letter of credit, or (ii) arrange for Secured Party to become the transferee beneficiary of the letter of credit, with Secured Party agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Credit Agreement.

21.8

Commercial Tort Claims.  If Grantor shall at any time hold or acquire a Commercial Tort Claim, Grantor shall promptly notify Secured Party in writing signed by Grantor of the details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, in each case in form and substance reasonably satisfactory to Secured Party, and shall execute any amendments hereto deemed reasonably necessary by Secured Party to perfect the security interest of Secured Party in such Commercial Tort Claim.

21.9

Electronic Chattel Paper and Transferable Records.  If Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Grantor shall promptly notify Secured Party thereof and, at the request of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  Secured Party agrees with Grantor that Secured Party will arrange, pursuant to procedures reasonably satisfactory to Secured Party and so long as such procedures will not result in Secured Party's loss of control, for Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control.

22.

REPRESENTATIONS AND WARRANTIES.

Grantor makes the following representations and warranties to Secured Party:

22.1

Grantor Organization and Name. Grantor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with full and adequate power to carry on and conduct its business as presently conducted.  Grantor is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities requires such qualification or licensing except where the failure to be so licensed or qualified would not cause a Material Adverse Effect.  The exact legal name of Grantor is as set forth in the first paragraph of this Security Agreement and Grantor currently does not conduct, nor has it during the last five (5) years conducted, business under any other name or trade name.

22.2

Authorization.  Grantor has full right, power and authority to enter into this Security Agreement and to perform all of its duties and obligations under this Security Agreement.  The execution and delivery of this Security Agreement and the other Loan Documents to which Grantor is a party will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the articles of incorporation or by-laws of Grantor.  All necessary and appropriate action has been taken on the part of Grantor to authorize the execution and delivery of this Security Agreement.

22.3

Validity and Binding Nature.  This Security Agreement is the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

22.4

Consent; Absence of Breach.  The execution, delivery and performance of this Security Agreement and any other documents or instruments to be executed and delivered by Grantor in connection herewith, do not and will not (a) require any consent, approval, authorization, or filings with, notice to or other act by or in respect of, any governmental authority or any other Person (other than filings or notices in connection with the Liens granted pursuant to his Security Agreement, or pursuant to federal or state securities laws or other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority except for such conflicts which would not result in a Material Adverse Effect, (ii) the articles of incorporation, bylaws or other organic document of Grantor, or (iii) any material agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon Grantor or any of its properties or assets except for such conflicts which would not result in a Material Adverse Effect; or (c) require, or result in, the creation or imposition of any Lien on any asset of Grantor, other than Liens in favor of Secured Party created pursuant to this Security Agreement and Permitted Liens.

22.5

Ownership of Collateral; Liens.  Grantor is the sole owner of all of the Collateral, free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like), other than Permitted Liens.

22.6

Adverse Circumstances.  No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or, to Grantor's knowledge, threatened litigation or proceeding or basis therefor) exists which (a) would have a Material Adverse Effect upon Grantor, or (b) would constitute an Event of Default or an Unmatured Event of Default.

22.7

Security Interest.  This Security Agreement creates a valid security interest in favor of Secured Party in the Collateral and, when properly perfected by filing in the appropriate jurisdictions, or by possession or Control of such Collateral by Secured Party or delivery of such Collateral to Secured Party, shall constitute a valid, perfected, first-priority security interest in such Collateral.

22.8

Place of Business.  The principal place of business and books and records of Grantor is set forth in the preamble to this Security Agreement, and the location of all Collateral, if other than at such principal place of business, is as set forth on Schedule 3.8 attached hereto and made a part hereof, and Grantor shall promptly notify Secured Party of any change in such locations.  Grantor will not remove or permit the Collateral to be removed from such locations without the prior written consent of Secured Party, except as permitted pursuant to the Credit Agreement.

22.9

Complete Information.  This Security Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials and information heretofore or contemporaneously herewith furnished in writing by Grantor to Secured Party for purposes of, or in connection with, this Security Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of Grantor to Secured Party pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by Secured Party that any projections and forecasts provided by Grantor are based on good faith estimates and assumptions believed by Grantor to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

23.

REMEDIES.

Upon the occurrence and during the continuation of any Event of Default, Secured Party shall have all rights, powers and remedies set forth in this Security Agreement or the other Loan Documents or in any other written agreement or instrument relating to any of the Obligations or any security therefor, as a secured party under the UCC or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, Secured Party may, at its option upon the occurrence and during the continuation of any Event of Default, declare its commitments to Grantor to be terminated and all Obligations to be immediately due and payable, or, if provided in the Loan Documents, all commitments of Secured Party to Grantor shall immediately terminate and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of Secured Party, except as required by the Credit Agreement.  Grantor hereby waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands, except as required by the Credit Agreement, in connection with the enforcement of Secured Party's rights under the Loan Documents, and hereby consents to, and waives notice of release, with or without consideration, of any Collateral, notwithstanding anything contained herein or in the Loan Documents to the contrary.  In addition to the foregoing upon the occurrence and during the continuation of an Event of Default:

23.1

Possession and Assembly of Collateral.  Secured Party may, without notice, demand or initiate legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which Secured Party already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may at any time enter into any of Grantor's premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of and Secured Party shall have the right to store and conduct a sale of the same in any of Grantor's premises without cost to Secured Party.  At Secured Party's request, Grantor will, at Grantor’s sole expense, assemble the Collateral and make it available to Secured Party at a place or places to be designated by Secured Party which is reasonably convenient to Secured Party and Grantor.

23.2

Sale of Collateral.  Secured Party may sell any or all of the Collateral at public or private sale, upon such terms and conditions as Secured Party may deem proper, and Secured Party may purchase any or all of the Collateral at any such sale.  Grantor acknowledges that Secured Party may be unable to effect a public sale of all or any portion of the Collateral because of certain legal and/or practical restrictions and provisions which may be applicable to the Collateral and, therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers.  Grantor consents to any such private sale so made even though at places and upon terms less favorable than if the Collateral were sold at public sale.  Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  Secured Party may apply the net proceeds, after deducting all costs, expenses, attorneys' and paralegals' fees incurred or paid at any time in the collection, protection and sale of the Collateral and the Obligations, to the payment of the Obligations, returning the excess proceeds, if any, to Grantor.  Grantor shall remain liable for any amount remaining unpaid after such application, with interest at the Default Rate.  Any notification of intended disposition of the Collateral required by law shall be conclusively deemed reasonably and properly given if given by Secured Party at least ten (10) calendar days before the date of such disposition.  Grantor hereby confirms, approves and ratifies all acts and deeds of Secured Party relating to the foregoing, and each part thereof, and expressly waives any and all claims of any nature, kind or description which it has or may hereafter have against Secured Party or its representatives, by reason of taking, selling or collecting any portion of the Collateral other than in the event of any intentional misconduct or gross negligence.  Grantor consents to releases of the Collateral at any time (including prior to default) and to sales of the Collateral in groups, parcels or portions, or as an entirety, as Secured Party shall deem appropriate.  Grantor expressly absolves Secured Party from any loss or decline in market value of any Collateral by reason of delay in the enforcement or assertion or non-enforcement of any rights or remedies under this Security Agreement.

23.3

Standards for Exercising Remedies.  To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to incur expenses deemed necessary by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Grantors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Grantors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including any warranties of title, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral.  Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party's exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section.  Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Grantor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section.

23.4

UCC and Offset Rights.  Secured Party may exercise, from time to time, any and all rights and remedies available to it under the UCC or under any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Security Agreement or in any other agreements between any Obligor and Secured Party, and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys' and paralegals' fees and costs, and in such order of application as Secured Party may, from time to time, elect, any indebtedness of Secured Party to any Obligor, however created or arising, including balances, credits, deposits, accounts or moneys of such Obligor in the possession, control or custody of, or in transit to Secured Party.  Grantor, on behalf of itself and any Obligor, hereby waives the benefit of any law that would otherwise restrict or limit Secured Party in the exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any such indebtedness owing from Secured Party to any Obligor.

23.5

Additional Remedies.  Upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right and power to:

instruct Grantor, at its own expense, to notify any parties obligated on any of the Collateral, including any Account Grantors, to make payment directly to Secured Party of any amounts due or to become due thereunder, or Secured Party may directly notify such obligors of the security interest of Secured Party, and/or of the assignment to Secured Party of the Collateral and direct such obligors to make payment to Secured Party of any amounts due or to become due with respect thereto, and thereafter, collect any such amounts due on the Collateral directly from such Persons obligated thereon;

enforce collection of any of the Collateral, including any Accounts, by suit or otherwise, or make any compromise or settlement with respect to any of the Collateral, or surrender, release or exchange all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder;

take possession or control of any proceeds and products of any of the Collateral, including the proceeds of insurance thereon;

extend, renew or modify for one or more periods (whether or not longer than the original period) the Obligations or any obligation of any nature of any other obligor with respect to the Obligations;

grant releases, compromises or indulgences with respect to the Obligations, any extension or renewal of any of the Obligations, any security therefor, or to any other obligor with respect to the Obligations;

transfer the whole or any part of Capital Securities which may constitute Collateral into the name of Secured Party or Secured Party's nominee without disclosing, if Secured Party so desires, that such Capital Securities so transferred are subject to the security interest of Secured Party, and any corporation, association, or any of the managers or trustees of any trust issuing any of such Capital Securities, or any transfer agent, shall not be bound to inquire, in the event that Secured Party or such nominee makes any further transfer of such Capital Securities, or any portion thereof, as to whether Secured Party or such nominee has the right to make such further transfer, and shall not be liable for transferring the same;

vote the Collateral;

make an election with respect to the Collateral under Section 1111 of the Bankruptcy Code or take action under Section 364 or any other section of Bankruptcy Code; provided, however, that any such action of Secured Party as set forth herein shall not, in any manner whatsoever, impair or affect the liability of Grantor hereunder, nor prejudice, waive, nor be construed to impair, affect, prejudice or waive Secured Party's rights and remedies at law, in equity or by statute, nor release, discharge, nor be construed to release or discharge, Grantor, any guarantor or other Person liable to Secured Party for the Obligations; and

at any time, and from time to time, accept additions to, releases, reductions, exchanges or substitution of the Collateral, without in any way altering, impairing, diminishing or affecting the provisions of this Security Agreement, the Loan Documents, or any of the other Obligations, or Secured Party's rights hereunder, under the Obligations.

Grantor hereby ratifies and confirms whatever Secured Party may do with respect to the Collateral and agrees that Secured Party shall not be liable for any error of judgment or mistakes of fact or law with respect to actions taken in connection with the Collateral other than as a result of intentional misconduct or gross negligence.

23.6

Attorney-in-Fact.  Grantor hereby irrevocably makes, constitutes and appoints Secured Party (and any officer of Secured Party or any Person designated by Secured Party for that purpose) as Grantor's true and lawful proxy and attorney-in-fact (and agent-in-fact) in Grantor's name, place and stead, with full power of substitution, to (i) take such actions as are permitted in this Security Agreement, (ii) execute such financing statements and other documents and to do such other acts as Secured Party may require to perfect and preserve Secured Party's security interest in, and to enforce such interests in the Collateral, and (iii) upon the occurrence of an Event of Default, carry out any remedy provided for in this Security Agreement, including endorsing Grantor's name to checks, drafts, instruments and other items of payment, and proceeds of the Collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Grantor, changing the address of Grantor to that of Secured Party, opening all envelopes addressed to Grantor and applying any payments contained therein to the Obligations.  Grantor hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.  Grantor hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Security Agreement.

23.7

No Marshaling.  Secured Party shall not be required to marshal any present or future collateral security (including this Security Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order.  To the extent that it lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party's rights under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.

23.8

No Waiver.  No Event of Default shall be waived by Secured Party except in writing.  No failure or delay on the part of Secured Party in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  There shall be no obligation on the part of Secured Party to exercise any remedy available to Secured Party in any order.  The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity.  Grantor agrees that in the event that Grantor fails to perform, observe or discharge any of its Obligations or liabilities under this Security Agreement or any other agreements with Secured Party, no remedy of law will provide adequate relief to Secured Party, and further agrees that Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

23.9

 Application of Proceeds.  Secured Party will within three (3) Business Days after receipt of cash or solvent credits from collection of items of payment, proceeds of Collateral or any other source, apply the whole or any part thereof against the Obligations secured hereby.  Secured Party shall further have the exclusive right to determine how, when and what application of such payments and such credits shall be made on the Obligations, and such determination shall be conclusive upon Grantor.  Any proceeds of any disposition by Secured Party of all or any part of the Collateral may be first applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the Collateral, including reasonable attorneys’ fees and legal expenses and costs as provided for in Section 5.13 hereof.

24.

MISCELLANEOUS.

24.1

Entire Agreement.  This Security Agreement and the other Loan Documents (i) are valid, binding and enforceable against Grantor and Secured Party in accordance with their respective provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof; and (iii) are the final expression of the intentions of Grantor and Secured Party.  No promises, either expressed or implied, exist between Grantor and Secured Party, unless contained herein or therein.  This Security Agreement, together with the other Loan Documents, supersedes all negotiations, representations, warranties, commitments, term sheets, discussions, negotiations, offers or contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof with respect to any matter, directly or indirectly related to the terms of this Security Agreement and the other Loan Documents.  This Security Agreement and the other Loan Documents are the result of negotiations between Secured Party and Grantor and have been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and are the products of all parties.  Accordingly, this Security Agreement and the other Loan Documents shall not be construed more strictly against Secured Party merely because of Secured Party's involvement in their preparation.

24.2

Amendments; Waivers.  No delay on the part of Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.  No amendment, modification or waiver of, or consent with respect to, any provision of this Security Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Secured Party, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24.3

WAIVER OF DEFENSES.  GRANTOR WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH GRANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY SECURED PARTY IN ENFORCING THIS SECURITY AGREEMENT.  PROVIDED SECURED PARTY ACTS IN GOOD FAITH, GRANTOR RATIFIES AND CONFIRMS WHATEVER SECURED PARTY MAY DO PURSUANT TO THE TERMS OF THIS SECURITY AGREEMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO GRANTOR.

24.4

FORUM SELECTION AND CONSENT TO JURISDICTION.  TO INDUCE SECURED PARTY TO MAKE FINANCIAL ACCOMMODATIONS TO GRANTOR, GRANTOR AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEVADA; PROVIDED THAT NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF NEVADA, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  GRANTOR AND SECURED PARTY FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEVADA.  GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

24.5

WAIVER OF JURY TRIAL.  GRANTOR AND SECURED PARTY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH SECURED PARTY AND GRANTOR ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO GRANTOR.

24.6

Assignability.  Secured Party, prior to the occurrence of an Event of Default and with the consent of Grantor, which consent will not be unreasonably withheld, and after the occurrence and during the continuation of an Event of Default without consent from or notice to anyone, may at any time assign Secured Party's rights in this Security Agreement, the other Loan Documents, the Obligations, or any part thereof and transfer Secured Party's rights in any or all of the Collateral, and Secured Party thereafter shall be relieved from all liability with respect to such Collateral.  This Security Agreement shall be binding upon Secured Party and Grantor and its respective legal representatives and successors.  All references herein to Grantor shall be deemed to include any successors, whether immediate or remote.  In the case of a joint venture or partnership, the term “Grantor” shall be deemed to include all joint venturers or partners thereof, who shall be jointly and severally liable hereunder.

24.7

Binding Effect.  This Security Agreement shall become effective upon execution by Grantor and Secured Party.

24.8

Governing Law.  This Security Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Nevada, without regard to conflict of laws principles.

24.9

Enforceability.  Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

24.10

Time of Essence.  Time is of the essence in making payments of all amounts due Secured Party under the Loan Documents and in the performance and observance by Grantor of each covenant, agreement, provision and term of this Security Agreement and the other Loan Documents.

24.11

Counterparts; Facsimile Signatures.  This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Security Agreement.  Receipt of an executed signature page to this Security Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  Electronic records of executed Loan Documents maintained by Secured Party shall be deemed to be originals thereof.

5.12

Notices.  Except as otherwise provided herein, Grantor waives all notices and demands in connection with the enforcement of Secured Party's rights hereunder.  All notices, requests, demands and other communications provided for hereunder shall be made in accordance with the terms of the Credit Agreement.

5.13

Costs, Fees and Expenses.  Grantor shall pay or reimburse Secured Party for all reasonable costs, fees and expenses incurred by Secured Party or for which Secured Party becomes obligated in connection with the enforcement of this Security Agreement, including search fees, costs and expenses and attorneys' fees, costs and time charges of counsel to Secured Party and all taxes payable in connection with this Security Agreement.  In furtherance of the foregoing, Grantor shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Security Agreement and the other Loan Documents to be delivered hereunder, and agrees to save and hold Secured Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.  That portion of the Obligations consisting of costs, expenses or advances to be reimbursed by Grantor to Secured Party pursuant to this Security Agreement or the other Loan Documents which are not paid on or prior to the date hereof shall be payable by Grantor to Secured Party on demand.  If at any time or times hereafter Secured Party: (a) employs counsel for advice or other representation (i) with respect to this Security Agreement or the other Loan Documents, (ii) to represent Secured Party in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit, or proceeding (whether instituted by Secured Party, Grantor, or any other Person) in any way or respect relating to this Security Agreement, or (iii) to enforce any rights of Secured Party against Grantor or any other Person under of this Security Agreement; (b) takes any action to protect, collect, sell, liquidate, or otherwise dispose of any of the Collateral; and/or (c) attempts to or enforces any of Secured Party's rights or remedies under this Security Agreement, the costs and expenses incurred by Secured Party in any manner or way with respect to the foregoing, shall be part of the Obligations, payable by Grantor to Secured Party on demand.

5.14

Termination.  This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Credit Agreement and the commitments to make Loans thereunder and the full and complete performance and satisfaction and payment in full of all the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  Upon termination of this Security Agreement, Secured Party shall also deliver to Grantor (at the sole expense of Grantor) such UCC termination statements and such other documentation, without recourse, warranty or representation whatsoever, as shall be reasonably requested by Grantor to effect the termination and release of the Liens and security interests in favor of Secured Party affecting the Collateral.

5.15

Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[-Remainder of Page Deliberately Left Blank-]

IN WITNESS WHEREOF, Grantor and Secured Party have executed this Security Agreement as of the date first above written.

GRANTOR:

HEALTHCARE DISTRIBUTION SPECIALISTS LLC,

a Delaware limited liability company

By:

/s/ Mackie Barch

Name:

 Mackie Barch

Title:

Chief Executive Officer

SECURED PARTY:

TCA GLOBAL CREDIT MASTER FUND, LP

By:  TCA Global Credit Fund GP, Ltd.

Its:   General Partner

By:

/s/ Robert Press

Name:

Robert Press

Title:

Director

[signature page to Security Agreement (subsidiary)]

SCHEDULE 3.8

Collateral Locations/Places of Business

Sunpeaks Ventures, Inc.

9337 Fraser Avenue

Silver Spring, MD 20910

Healthcare Distribution Specialists LLC

9337 Fraser Avenue

Silver Spring, MD 20910

Exhibit G

TCA Global Credit Master Fund, LP

1404 Rodman Street

Hollywood, FL 33020

October [●], 2012

Sunpeaks Ventures, Inc.

9337 Fraser Avenue

Silver Spring, MD 20910

Healthcare Distribution Specialists LLC

9337 Fraser Avenue

Silver Spring, MD 20910

[Eaglebank]

7815 Woodmont Ave.

Bethesda, MD 20814

Dear Sir and Madam:

This subordination letter agreement (this “Agreement”) is entered into by and among TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands (including its respective successors and permitted assigns, the “Senior Creditor”), Sunpeaks Ventures, Inc., a corporation incorporated under the laws of the State of Nevada (the “Borrower”), Healthcare Distribution Specialists LLC, a limited liability company organized and existing under the laws of the State of Delaware (including its respective successors and permitted assigns, the “Debtor”), and [Eaglebank], a corporation incorporated under the laws of the State of [●] (including its respective successors and permitted assigns, the “Subordinated Party”).

This Agreement is made in connection with (i) that certain senior secured revolving credit facility agreement, dated as of August 31, 2012 (the “Credit Agreement”), by and among the Senior Creditor, as lender, the Borrower, as borrower, and the Debtor, as guarantor, and (ii) that certain revolving promissory note, dated as of August 31, 2012 (the “Note”), issued by the Borrower in favor of the Senior Creditor and consented to and agreed upon by the Debtor. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

Definitions

For purposes of this Agreement, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Senior Debt” as used in this Agreement shall mean any and all liabilities owing by the Debtor to the Senior Creditor, including, without limitation, all reimbursement obligations and all other obligations which may be now or hereafter owing by the Debtor to the Senior Creditor, whether for principal, interest, fees, expenses or other amounts, and whether such obligations are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, whether direct or contingent, joint, several or independent, now or hereafter existing, or due or to become due, whether arising under the Senior Debt Documents (as defined below), or otherwise, and any extension, renewal, modification, refinancing or replacement of or for any of the foregoing.

“Senior Debt Documents” means (i) the Credit Agreement, (ii) the Note, (iii) the Guarantee, (iv) the Security Agreement, and (v) any and all documents executed in connection therewith or referred to therein and (vi) any and all amendments, supplements, modifications and renewals of any of the foregoing.

“Subordinated Debt” shall mean (a) all amounts owed under or in connection with that certain agreement attached hereto as Exhibit A, (a true and complete copy of which is attached hereto, the “Subordinated Agreement”) and (b) any and all indebtedness, obligations or liabilities of whatsoever kind or nature which may be now or hereafter owing by the Debtor to the Subordinated Party whether under the Subordinated Agreement, under this Agreement or otherwise, direct or contingent, joint, several or independent, now or hereafter existing, or due or to become due, and any extension, renewal, modification or replacement of or for any of the foregoing.

Subordination

The Subordinated Party hereby subordinates all Subordinated Debt and all claims and demands arising therefrom to all the Senior Debt.  Except as expressly permitted pursuant to an Exception Consent upon the terms and conditions provided below, the Subordinated Party, the Debtor and the Senior Creditor agree that (i) all of the Senior Debt shall be paid before the Subordinated Party shall be paid anything (of any kind or character) on account of the principal of or interest on any Subordinated Debt or any other sums payable in connection therewith and (ii) until all of the Senior Debt is paid, performed and complied with in cash in full and the Senior Debt Documents shall have been irrevocably terminated, the Debtor will not make, and the Subordinated Party will not demand or accept, either directly or indirectly, payment (of any kind or character) of all or any part of the Subordinated Debt.  The Subordinated Party shall execute the subordination agreement in the form attached hereto as Annex A.

The Debtor hereby represents and warrants that, as of the date hereof, other than the secured debt created pursuant to the Credit Agreement and the Note, the secured indebtedness created by the Subordinated Agreement is the only current secured indebtedness owed by Debtor.  The Debtor hereby covenants that it shall not incur any new indebtedness or grant any lien on or security interest in any of its assets, except as contemplated by, or in accordance with, the Credit Agreement.

Consent to Maintain First Priority Position

At any time after the date hereof, the Subordinated Party may request, by delivering a written request to the Senior Creditor (each an “Exception Request”), to have certain amounts, indebtedness, obligations or liabilities owing or to be owed under the Subordinated Agreement to be granted a first priority security interest position and not otherwise to be subordinated to the rights of the Senior Creditor.  Upon receipt of an Exception Request, the Senior Creditor may grant the Subordinated Party a first priority security interest position by delivering the Subordinated Party a written consent (each an “Exception Consent”) to such Exception Request.  Each Exception Consent shall indicate the specific amount, indebtedness, obligation or liability subject to a first priority security interest position.  Only those amounts, indebtedness, obligations or liabilities specifically permitted by the Senior Creditor shall be granted a first priority security interest position and such grant shall be subject to the terms and conditions of the Exception Consent.

Scope of Subordination

The provisions of this Agreement are solely to define the relative rights of the Subordinated Party and the Senior Creditor and shall not be construed to grant any rights or benefits to the Debtor.

Survival of Rights

The right of Senior Creditor to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of the Debtor or Senior Creditor including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Debt or noncompliance by the Debtor with such provisions, regardless of the actual or imputed knowledge of the Senior Creditor.

Assignment

The Subordinated Debt is freely assignable; however, the Subordinated Party agrees that it will not assign or deliver to any person or entity other than the Senior Creditor, any Subordinated Debt or any evidence thereof or security or guaranty therefor without first delivering to the Senior Creditor the assignee's written agreement to be bound by this Agreement.

Refinance of Senior Debt

If all or any portion of the Senior Debt is refinanced by another lender or group of lenders or another lender or group of lenders acquires all or any portion of the Senior Creditor’s interest in the Senior Debt, this Agreement shall inure to the benefit of such other lender or lenders with the same force and effect as if such other lender or lenders were originally a Lender under the Credit Agreement.  Without in any way limiting the generality of the foregoing, in any such event, the Debtor and the Subordinated Party shall, upon request, execute and deliver to such other lender or lenders a subordination agreement on substantially the same terms and conditions as set forth in this Agreement

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of law principles.

Submission to Jurisdiction

Each of the Debtor and the Subordinated Party irrevocably submits to the exclusive jurisdiction of any state or federal court located within the State of Nevada for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby, and hereby irrevocably agrees to commence any such action, suit or proceeding only in such courts.  Each such party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any such action, suit or proceeding.  Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in such courts, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Jury Trial Waiver

THE DEBTOR, SUBORDINATED PARTY AND SENIOR CREDITOR WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE DEBTOR, SUBORDINATED PARTY OR SENIOR CREDITOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.  THE DEBTOR, SUBORDINATED PARTY AND SENIOR CREDITOR AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OTHER PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  THE DEBTOR AND SUBORDINATED PARTY ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

Counterparts

This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

[remainder of page intentionally left blank]

Very truly yours,

TCA GLOBAL CREDIT MASTER FUND, LP,

as Senior Creditor

By: TCA Global Credit Fund GP, Ltd.

Its: General Partner

By:  ___________________________

Name:  Robert Press

Title:  Director

ACKNOWLEDGED AND AGREED:

SUNPEAKS VENTURES, INC.,

as Borrower

By: _______________________________

Name: Mackie Barch

Title: Chief Executive Officer

HEALTHCARE DISTRIBUTION SPECIALISTS LLC,

as Debtor

By: _______________________________

Name:

Title:

[EAGLEBANK],

as Subordinated Party

By: _______________________________

Name:

Title:

Annex A

SUBORDINATION

[Eaglebank] (the “Subordinated Party”), as owner and holder of (i) [INSERT NAME AND DESCRIPTION OF DEBT INSTRUMENT] (the “Credit Documents”) and (ii) that certain UCC-1 Financing Statement bearing filing number 20113291484 recorded in with the Secretary of State of the State of Delaware (the “UCC”) filed in connection therewith, in consideration of One Dollar and other valuable consideration, hereby subordinates said Credit Documents and UCC, and rights and interests provided therein, to the rights and interests of TCA Global Credit Master Fund, LP (the “Senior Creditor”) provided pursuant to (i) that certain senior secured revolving credit facility agreement, dated as of August 31, 2012 (the “Credit Agreement”), by and among the Senior Creditor, as lender, Sunpeaks Ventures, Inc. (the “Borrower”), as borrower, and Healthcare Distribution Specialists LLC (the “Debtor”), as guarantor, and (ii) that certain revolving promissory note, dated as of August 31, 2012 (the “Note”), issued by the Borrower in favor of the Senior Creditor and consented to and agreed upon by the Debtor, to be recorded herewith with the Secretary of State of the State of Delaware, and in and to all other rights of the Senior Creditor as set forth in the subordination letter agreement of near or even date herewith to which the Subordinated Party, the Senior Creditor,  the Debtor and the Borrower are each party.

IN WITNESS WHEREOF [Eaglebank] has signed and sealed this instrument on October [●], 2012.

[EAGLE BANK]

By: ____________________________

Name:

Title:

STATE OF ___________________________

COUNTY OF ___________________________ ss.

 [●], 2012

Then personally appeared the above-named ___________________________ and acknowledged the foregoing instrument to be their free act and deed.

Before me,

______________________________

Notary Public/Attorney-at-Law

Exhibit A

Subordinated Agreement

(attached)

PROMISSORY NOTE

Principal $200,000.00	Loan Date 08-04-2011	Maturity	Loan No 72001	Call / Coll 1766 / U8	Account 7200118427	Officer HC	Initials

References in the box above are for Lender's use only and do not limit the application of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Healthcare Distribution Specialists LLC				Lender:	EagleBank
	9337 Fraser Avenue					Bethesda Main
	Silver Springs, MD 20910					7815 Woodmont Avenue
Bethesda, MD 20814

Principal Amount: $200,000.00	Date of Note: August 4, 2011

PROMISE TO PAY.   Healthcare  Distribution Specialists  LLC ("Borrower") promises  to pay to EagleBank ("lender"), or order, in lawful  money of the United States  of America, on demand, the principal amount  of Two  Hundred Thousand & 00/100 Dollars ($200,000.00) or so much as may be outstanding, together  with  Interest  on the unpaid outstanding  principal balance of each advance.    Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.   Borrower will pay this loan in full Immediately upon Lender’s demand.   Borrower  will  pay regular monthly  payments  of all accrued unpaid Interest  due as of each payment  date, beginning September  4, 2011, with  all subsequent  interest  payments  to be due on the same day of each month  after  that.   Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; then to principal; then to any late charges; and then to any unpaid collection costs.    Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.   The Interest  rate on this Note is subject  to change  from  time to time based on changes  in an Independent  index which is the base rate on corporate  loans posted by  at least 70% of  the 10  largest  U.S. banks  known as the Wall Street  Journal U.S. Prime Rate  (the "Index"}.  The Index is not necessarily the lowest rate charged by Lender on Its loans.   If the Index becomes  unavailable  during the term  of  this  loan,  Lender may  designate  a substitute Index  after  notifying Borrower.   Lender will tell Borrower the current Index rate upon Borrower's request.    The interest rate change will not occur more often than each day.    Borrower  understands  that  Lender may  make  loans based  on  other  rates  as  well. Interest   on  the  unpaid  principal  balance  of  this  Note  will  be  calculated   as  described  in  the  "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage  point  over the Index, rounded up to the nearest 0.125 percent.    NOTICE: Under  no  circumstances will  the  Interest  rate  on  this  Note  be  less  than  5.500% per  annum  or  more than  the  maximum rate  allowed  by applicable law.

INTEREST CALCULATION METHOD.   Interest  on this  Note Is computed  on a 365/360 basis; that  is,  by applying  the  ratio of the  Interest  rate over  a year  of  360 days,  multiplied  by  the  outstanding  principal  balance,  multiplied by  the  actual number  of  days  the  principal  balance  Is outstanding.  All Interest payable under this Note Is computed using this method.

PREPAYMENT.  Borrower  agrees that  all loan fees and other prepaid  finance charges are earned fully  as of the date of the loan and will  not be subject  to  refund  upon  early payment (whether voluntary  or  as a  result  of  default),  except  as otherwise  required  by  law.      Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.   Early payments will not,  unless agreed to by  Lender  In writing, relieve  Borrower  of  Borrower's obligation  to  continue  to  make  payments  of  accrued  unpaid  interest.     Rather, early payments will reduce the principal balance due.   Borrower agrees not to send Lender payments marked “paid in full", ''without recourse", or similar language.   If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed  amounts, including  any check or other  payment  Instrument that  Indicates  that  the payment  constitutes "payment In full" of the amount  owed  or that  is tendered with other conditions or  limitations  or  as  full  satisfaction of  a  disputed  amount  must  be  mailed  or  delivered  to:    EagleBank,  Bethesda  Main,  7815 Woodmont Avenue,  Bethesda, MD  20814.

LATE CHARGE.  If a regularly scheduled Interest payment Is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.   If lender demands payment  of this loan, and Borrower  does not pay the loan in full within 10 days after  lender's demand,  Borrower  also will  be charged  either  5.000% of the unpaid portion  of  the sum  of the  unpaid principal plus accrued unpaid Interest or $5.00, whichever is greater.

INTEREST AFTER DEFAULT.   Upon  default,  Including  failure  to pay  upon  final  maturity, the  interest  rate on  this  Note  shall be Increased by adding  an additional  5.000 percentage  point  margin  ("Default Rate  Margin").   The  Default  Rate Margin  shall  also  apply  to  each  succeeding interest  rate  change  that  would have  applied  had  there  been no default. However, in no event will the Interest rate exceed the maximum Interest rate limitations under applicable law.

LENDER'S RIGHTS.   Upon  Lender's  demand,  Lender may  declare  the entire  unpaid  principal  balance  under this  Note  and all  accrued  unpaid Interest,  together  with   all other  applicable  fees, costs  and charges,  if any,  immediately  due  and payable,  and  then  Borrower  will  pay  that amount.

ATTORNEYS' FEES; EXPENSES.   Subject to any limits  under applicable  Jaw, upon default,  Borrower  agrees to pay Lender's  attorneys' fees and all  of  Lender's   other  collection expenses,  whether or  not  there  Is  a  lawsuit,  Including  without  limitation legal  expenses   for  bankruptcy proceedings.

JURY WAIVER.   LENDER AND BORROWER EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BORROWER MAY  BE PARTIES, ARISING OUT OF, OR IN  ANY  WAY  PERTAINING TO, THIS  NOTE.  IT IS AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS.

PROMISSORY NOTE

Loan No: 72001	(Continued)	Page 2

THIS WAIVER IS  KNOWINGLY,  WILLINGLY  AND  VOLUNTARILY  MADE  BY  LENDER AND  BORROWER, AND  LENDER AND  BORROWER EACH HEREBY REPRESENT THAT  NO REPRESENTATIONS OF FACT OR OPINION HAVE  BEEN MADE  BY ANY  INDIVIDUAL  TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY  MODIFY OR NULLIFY ITS EFFECT.  BORROWER FURTHER REPRESENTS THAT BORROWER HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF BORROWER'S OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

GOVERNING LAW.   This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Maryland without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Maryland.

CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT  PRIOR HEARING AGAINST  BORROWER IN FAVOR OF LENDER FOR, AND IN THE AMOUNT  OF, THE UNPAID BALANCE  OF THE PRINCIPAL AMOUNT  OF THIS NOTE, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO LENDER UNDER  THE  TERMS  OF THIS  NOTE OR  ANY  OTHER AGREEMENT,  DOCUMENTS, INSTRUMENT  EVIDENCING, SECURING OR GUARANTYING  THE OBLIGATIONS EVIDENCED BY THIS NOTE, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%)  OF THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE AND INTEREST THEN DUE HEREUNDER.

Borrower  hereby releases, to the extent  permitted by applicable law, all errors  and all rights  of exemption, appeal, stay  of execution, Inquisition, and other rights  to which  Borrower  may otherwise be entitled  under the laws  of the United States  or of any state  or possession  of the United States now  In force and which  may hereafter  be enacted.   The authority  and power  to appear for and enter  judgment against Borrower  shall not be exhausted  by  one or more exercises  thereof  or by  any Imperfect  exercise  thereof  and shall not  be extinguished  by any judgment  entered pursuant  thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $35.00 if Borrower makes a payment on Borrower's loan and the check with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account}.  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open In the future.    However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Borrower  authorizes Lender, to the extent permitted by applicable law,  to charge or setoff  all sums owing on the indebtedness  against  any and all such accounts, and, at Lender's  option, to administratively freeze all such accounts  to allow Lender to protect  Lender's  charge and setoff rights  provided in this paragraph.

COLLATERAL.    Borrower  acknowledges this  Note  Is secured  by  the  following collateral  described  in  the  security  Instrument listed  herein: inventory, chattel paper, accounts, equipment  and general intangibles  described in a Commercial Security  Agreement  dated August  4, 2011.

LINE OF CREDIT.  This Note evidences a revolving line of credit.   Advances under this Note may be requested only in writing by Borrower or as provided in this paragraph.   All communications, instructions, or directions by telephone or otherwise to lender are to be directed to lender's office shown above.   The following person  or persons  are authorized,  except  as provided  in this paragraph, to request  advances  and authorize payments  under the line of credit  until Lender receives  from  Borrower,  at Lender's  address shown  above, written notice  of revocation  of  such authority:  Mackie  A. Barch, Sole Member/Manager of  Healthcare  Distribution Specialists  LLC.    All Advance  requests  must  be In writing on Lender's  Transfer  Request Form, and must  be received  by 3:00  PM on a day the Federal Reserve Bank Is open In order to receive  same  day credit.   Any requests received after 3:00 PM, may be processed on the next business day.   Borrower agrees to be liable for all sums either:   (A) advanced in accordance with the Instructions of an authorized person or   {B) credited to any of Borrower's accounts with Lender.  The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's Internal records, including daily computer print outs.

ERRORS AND OMISSIONS. Borrower   agrees,  if  requested  by  Lender,  to  fully  cooperate  In  the  correction, if  necessary  in  the  reasonable discretion of Lender, of any and all loan  closing  documents  so that  all documents accurately  describe  the loan between  Lender and Borrower. Borrower agrees to  assume  all costs  Including  by way  of illustration and not limitation, actual  expenses,  legal fees and marketing  losses  for failing to reasonably  comply with Lender's  requests within thirty  (30) days.

PROMISSORY NOTE

Loan No: 72001	(Continued)	Page 3

CONSENT TO JURISDICTION.  Borrower  Irrevocably  submits  to the jurisdiction of any state or federal court  sitting  in the State of Maryland  over any suit,  action,  or proceeding  arising  out  of or relating  to this Note.   Borrower  Irrevocably  waives, to the  fullest  extent  permitted by law,  any objection that Borrower  may now  or hereafter  have to the laying of venue of any such suit,  action, or proceeding  brought In any such court  and any claim that any such suit, action,  or proceeding brought  In any such court  has been brought  In an inconvenient  forum.    Final judgment In any such  suit, action,  or proceeding  brought In any such court  shall be conclusive  and binding  upon Borrower  and may be enforced  in any court  in which Borrower  is subject to jurisdiction by a suit upon such judgment  provided  that service of process is effected  upon Borrower  as provided  in this Note or as otherwise permitted by applicable law.

SUCCESSOR INTERESTS.   The  terms  of  this  Note  shall  be  binding  upon  Borrower, and  upon  Borrower's heirs,  personal  representatives, successors  and assigns, and shall inure to the benefit  of Lender and its successors and assigns.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.   Borrower  does not  agree or intend  to pay,  and Lender does not  agree or intend  to contract for, charge, collect, take, reserve or receive  (collectively referred  to herein as "charge or collect"), any amount  In the  nature  of interest  or in the nature  of  a fee for  this  Joan, which would  In any way  or event  (including demand,  prepayment, or acceleration)  cause Lender to  charge  or collect  more for  this  loan  than  the maximum  Lender would  be permitted to charge or collect by federal law  or the law  of the State of Maryland (as applicable).   Any  such excess Interest  or unauthorized  fee shall, Instead of anything  stated  to the contrary, be applied  first  to reduce  the principal balance of  this loan, and when  the principal has been paid in full, be refunded  to Borrower.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.   Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor.   Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time), this loan or release any party  or guarantor  or collateral;  or Impair, fail to realize upon or perfect Lender's security interest  in the collateral; and take  any other action deemed necessary  by Lender without the consent  of or notice  to anyone.   All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

APPLICABLE LENDING LAW.    To  the  extent  not  preempted  by  federal  law,  this  loan Is being  made  under  the  terms  and provisions  of  the Maryland  Interest  and Usury Law.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

HEALTHCARE DISTRIBUTION SPECIALIST LLC

By:  /s/ Mackie A. Barch                                         (Seal)

Mackie A. Barch, Sole Member/Manager of

Healthcare Distribution Specialists LLC

Exhibit H

VALIDITY GUARANTY

This Validity Guaranty, dated as of September 30, 2012 (as amended, restated or modified from time to time, the “Validity Guaranty”), is made by MACKIE BARCH, an individual residing at 10303 Montgomery Avenue, Kensignton, MD 20895 (the “Guarantor”), for the benefit of TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

RECITALS

A.

Sunpeaks Ventures, Inc., a corporation incorporated under the laws of the State of Nevada (the “Borrower”) entered into a senior secured revolving credit facility agreement, dated as of the date hereof (the “Credit Agreement”), by and among the Borrower, Healthcare Distribution Specialists LLC, as guarantor, and the Lender, pursuant to which the Lender shall advance a principal amount of up to Five Million and No/100 United States Dollars (US$5,000,000) (the “Loan”), which loan shall be further evidenced by several revolving promissory notes given by the Borrower in favor of Lender, as of the date hereof (together, the “Notes”); and

B.

The Guarantor currently serves as Chief Executive Officer of the Borrower.

 C.

As a condition to entering into the Credit Agreement and extending such financial accommodations to Borrower, Lender has required the execution and delivery of this Validity Guaranty by the Guarantor.

NOW THEREFORE, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1.

Definitions.  Capitalized terms used in this Validity Guaranty shall have the meanings given to them in the Credit Agreement, unless otherwise defined herein.

2.

Guaranty.  The Guarantor does hereby absolutely and unconditionally, represent, warrant and guarantee to Lender that:

(a)

All Accounts from time to time reported to Lender as Eligible Accounts or otherwise listed or included on any Borrowing Base Certificate shall be genuine Accounts owned by the Credit Parties and in all respects what they purport to be and shall, in the case of Accounts, represent bona fide and existing obligations of Account Debtors to the Credit Parties.

(b)

All reports, schedules, certificates, and other information from time to time delivered or otherwise reported to Lender by Borrower, including, without limitation, all financial statements, tax returns, and Borrowing Base Certificates and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct, and accurate in all material respects and shall accurately and completely report all matters purported to be covered or reported thereby.

(c)

Each Account from time to time identified to Lender in any Borrowing Base Certificate as an Eligible Account shall, as of the date of such Borrowing Base Certificate, constitute an Eligible Account in accordance with the terms of the Credit Agreement.

(d)

The Guarantor may from time to time, sign and deliver reports (including, without limitation, those specifically mentioned above) or otherwise deliver any such information to Lender as Lender may request, and the Guarantor are duly authorized to deliver same to Lender on behalf of each Credit Party.

(e)

All collections and proceeds of Eligible Accounts from time to time received by the Credit Parties, or any of its officers, employees, agents or other representatives, shall forthwith be delivered to Lender as required under the Credit Agreement.

(f)

All Collateral:  (i) will be owned by the Credit Parties and will be possessed by the Credit Parties or their agents, respectively and as applicable; (ii) will not be subject to any lien or security interest except as permitted by Lender; and (iii) will be maintained only at the locations designated in the Credit Agreement or Security Agreement, unless the Credit Parties obtain Lender’s prior written consent.

3.

Consideration for Guaranty.  The Guarantor acknowledges and agrees with Lender that, but for the execution and delivery of this Validity Guaranty by the Guarantor, Lender would not have entered into the Credit Agreement.  The Guarantor acknowledges and agrees that the loans and other extensions of credit made to Borrower by Lender under the Credit Agreement will result in significant benefits to the Guarantor.

4.

Indemnification.  The Guarantor hereby agrees and undertakes to indemnify, defend, and save Lender free and harmless of and from any damage, loss, and expense (including, without limitation, reasonable attorneys’ fees and costs) which Lender may sustain or incur, directly or indirectly, as a result of any breach, default or material inaccuracy of any of the representations, warranties, covenants, and agreements contained herein.  The liability of the Guarantor hereunder is direct and unconditional.

5.

Cumulative Remedies.  Lender’s rights and remedies hereunder are cumulative of all other rights and remedies which Lender may now or hereafter have with respect to the Guarantor, Borrower, or any other Person.

6.

Borrower’s Financial Condition.  The Guarantor acknowledges that they have reviewed and are familiar with the Loan Documents and are familiar with the operations and financial condition of the Credit Parties, and agrees that Lender shall not have any duty or obligation to communicate to the Guarantor any information regarding the Credit Parties’ financial condition or affairs.

7.

Assignability.  This Validity Guaranty shall be binding upon the Guarantor and shall inure to the benefit of Lender and its successors or assigns.  Lender may at any time assign Lender’s rights in this Validity Guaranty.

8.

Continuing Guaranty.  This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until such date as all amounts owing by Borrower to Lender shall have been paid in full in cash and all commitments of Lender to lend under the Credit Agreement have terminated or expired and all obligations of Lender with respect to any of the Obligations shall have terminated or expired.

  9.

Further Assurances.  The Guarantor agrees that they will cooperate with Lender at all times in connection with any actions taken by Lender pursuant to the Credit Agreement to monitor, administer, enforce, or collect the Collateral.  In the event Borrower should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any Obligations remain outstanding, the Guarantor agrees that he shall assist Lender in connection with any such action, as Lender may request.

10.

Choice Of Law and Venue Selection.  All terms and provisions hereof and the rights and obligations of the Guarantor and Lender hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without reference to conflict of laws principles.  The Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in Nevada, and agrees and consents that service of process may be made upon the Guarantor in any legal proceeding relating to this Validity Guaranty or any other relationship between Lender and the Guarantor.  Any judicial proceeding by the Guarantor against Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connection with this Validity Guaranty or any Loan Document shall be brought only in a state or federal court in Nevada, having jurisdiction. The Guarantor hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, that any such proceeding is brought in an inconvenient forum or that the venue thereof is improper.  Nothing herein shall limit the right of Lender to bring proceedings against the Guarantor in the courts of any other jurisdiction.

11.

WAIVER OF JURY TRIAL.  THE GUARANTOR AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN THE GUARANTOR AND LENDER OR AMONG BORROWER, THE GUARANTOR, AND LENDER AND/OR LENDER’S AFFILIATES ARISING OUT OF OR IN ANY WAY RELATED TO THIS VALIDITY GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY RELATIONSHIP AMONG LENDER, THE GUARANTOR, BORROWER, AND/OR ANY AFFILIATE OF LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED IN THE CREDIT AGREEMENT.

12.

ADVICE OF COUNSEL.  THE GUARANTOR ACKNOWLEDGES THAT HE HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS VALIDITY GUARANTY.

13.

Electronic Signatures.  Lender is hereby authorized to rely upon and accept as an original this Validity Guaranty which is sent to Lender via facsimile, .pdf, or other electronic transmission.

[signature page follows]

The Guarantor has executed this Validity Guaranty as of the date first above written.

_______________________________

MACKIE BARCH

[-Signature Page to Validity Guaranty -]

Exhibit I

NOTICE OF CONVERSION

Reference is hereby made to that certain senior secured revolving credit facility agreement, dated September 30, 2012, by and among the TCA Global Credit Master Fund, LP (the “Lender”), Sunpeaks Ventures, Inc. (the “Borrower”) and Healthcare Distribution Specialists LLC, pursuant to which the Lender shall advance to the Borrower the aggregate principal amount of up to $5,000,000 in several tranches (the “Credit Agreement”).

The undersigned (the “Holder”) hereby elects to convert outstanding principal and/or interest owed by the Borrower under the Credit Agreement into shares of the Borrower’s common stock, par value $0.001 per share (the “Common Shares”), in accordance with the conditions of the Credit Agreement, as of the date written below.  If the Common Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto.  The Holder is delivering herewith such certificates and opinions as required pursuant to applicable securities laws.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations

Effective Date of Conversion:

_______________________

Principal Amount and/or Interest to be Converted:

_______________________

Number of Common Shares to be Issued:

_______________________

[HOLDER]

By:

_____________________________

Name:

_____________________________

Title:

_____________________________

Address:

_____________________________

_____________________________

_____________________________

Schedule 7.3

Outstanding Securities

Convertible debt

The company issued $1,050,000 of convertible debentures to Lysander Overseas Inc.  It includes various maturities from March 2014 to May 2014 with interest accruing at a rate of 10% annually.  Specifically, $775,000 was issued in March 2012 and $225,000 was issued in May 2012.  The investor is entitled to convert into common stock at a conversion price equal to 80% of the average closing price of the common stock.  The average closing price is the ten consecutive trading days prior to conversion.  In the event the stock trades above $0.30 for a period of ten consecutive days, the company may at its option convert all or part of the convertible debt into common stock.  The debt is unsecured.

Schedule 7.9

Financial Statements

(see attached)

Schedule 7.10

Litigation

Sunpeaks Ventures, Inc. entered into litigation with Deal Flow Media because Deal Flow Media had printed false articles attempting to disparage Sunpeaks Ventures, Inc.  Attorney David Wachen from Shulman Rodgers is representing Sunpeaks Ventures, Inc. in this matter.  His contact information is below:

DAVID S. WACHEN

ATTORNEY AT LAW

dwachen@shulmanrogers.com   T 301.231.0954    F 301.230.2891

SHULMAN, ROGERS, GANDAL, PORDY & ECKER, P.A.

12505 PARK POTOMAC AVENUE, 6TH FLOOR, POTOMAC, MD 20854

Member MD, DC, NY Bars

Certain portions of this document have been omitted based upon a request for confidential treatment.  The non-public information has been filed with the

Securities and Exchange Commission

Schedule 7.17

Bank Accounts and Deposit Accounts

Bank:

Eaglebank

Account Name:  Amerisure Business Checking

Routing Number:  _____*

Account Number:  _____*

Schedule 7.18

Places of Business

Sunpeaks Ventures, Inc.

9337 Fraser Avenue

Silver Spring, MD 20910

Phone (204) 898-8160

Schedule 9.1

Funded Indebtedness

None

Schedule 9.3

Existing Investments

None

Schedule 9.6

Existing Potential Stock Issuances

None

Schedule 9.10

Transaction with Affiliates

None